Use these links to rapidly review the document

TABLE OF CONTENTS1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The Macerich Company

April 15, 2016

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders to be held on Thursday, May 26, 2016 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401.

The accompanying Notice and Proxy Statement contain details concerning the matters to be considered during our Annual Meeting. At our Annual Meeting, you will be asked to consider and vote on the following matters:

  (1)
  election of the ten director nominees named in our Proxy Statement;

  (2)
  ratification of the appointment of KPMG LLP as our independent registered public accounting firm;

  (3)
  approval, on an advisory basis, of our named executive officer compensation as described in the accompanying Proxy Statement;

  (4)
  approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016; and

  (5)
  the transaction of such other business as may properly come before our Annual Meeting.

Our Board of Directors unanimously recommends that you vote your shares:

    "FOR" the election of the ten director nominees;

    "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm;

    "FOR" the approval of the compensation of our named executive officers as described in the accompanying Proxy Statement; and

    "FOR" the approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow us to furnish Proxy materials to our stockholders over the Internet. This e-proxy process expedites our stockholders' receipt of Proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. On or about April 15, 2016, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2015 Annual Report to Stockholders and authorize their proxies online. All other stockholders will receive these materials by mail. If you only received a Notice of Internet Availability of Proxy Materials by mail, the Notice contains instructions on how you can obtain a paper copy of the Proxy Statement and Annual Report.

We look forward to seeing you at our Annual Meeting and thank you for your continued support.

Your vote is important.    Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person.

Arthur M. Coppola
Chairman of the Board and Chief Executive Officer

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of The Macerich Company, a Maryland corporation, will be held on Thursday, May 26, 2016 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, to consider and vote on the following matters:

  (1)
  election of ten director nominees, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  (3)
  approval, on an advisory basis, of our named executive officer compensation as described in the accompanying Proxy Statement;

  (4)
  approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016; and

  (5)
  the transaction of such other business as may properly come before our Annual Meeting and at any postponement or adjournment thereof.

Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be postponed or adjourned. Only stockholders of record of our common stock at the close of business on March 21, 2016 will be entitled to notice of and to vote at our Annual Meeting and at any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may revoke your Proxy at our Annual Meeting and vote your shares in person.

Record stockholders may authorize their Proxies:

  •
  By Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy Materials.

  •
  By Toll-Free Telephone: If you received a printed set of Proxy materials by mail, you may call the toll-free number shown on your Proxy and follow the recorded instructions.

  •
  By Mail: If you received a printed set of Proxy materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

Beneficial stockholders: If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to instruct how your shares of common stock are to be voted at our Annual Meeting.

By Order of the Board of Directors

Thomas J. Leanse
Secretary
Santa Monica, California April 15, 2016

Proxy Statement Summary

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in our Proxy Statement.

Our Annual Meeting

Time and Date:	10:00 a.m. local time on Thursday, May 26, 2016
Place:	The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, California
Record Date:	Close of business on March 21, 2016
Voting:	Each share of our common stock entitles the holder thereof to one vote on each matter to be voted upon at our Annual Meeting.
You can vote by any of the following methods:
• Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy Materials until 11:59 p.m., Eastern Time, the day before our Annual Meeting.

•

Telephone: Call the toll-free number shown on your Proxy and follow the recorded instructions. The deadline for submitting your Proxy by telephone is 11:59 p.m., Eastern Time, the day before our Annual Meeting.

• Mail: Mark, sign, date and return your Proxy in the postage-paid envelope promptly so that it is received prior to our Annual Meeting.

•

In Person: If you are a stockholder of record, you may vote in person by attending the Annual Meeting. If your shares are held in street name, you will need to obtain a "legal proxy" from your broker, bank or other nominee and present it at our Annual Meeting prior to voting in person.

i

About Our Annual Meeting (page 1)

We provide answers to many questions about our Annual Meeting, including how to vote your shares, in our Q&A section beginning on page 1 of our Proxy Statement.

Proposals and Board Recommendations

Proposal	Board Recommendation	Page Reference

Proposal 1—Election of Ten Directors	For all nominees	6
Proposal 2—Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2016	For	67
Proposal 3—Advisory Vote to Approve our Named Executive Officer Compensation	For	68
Proposal 4—Approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016	For	70
Transaction of any other business that properly comes before our Annual Meeting and any postponement or adjournment thereof

Our Business Highlights (page 29)

In 2015, our Company continued the sector-leading progress we have made in recent years, demonstrating our ability to consistently seize opportunities and further strengthen our Company and our growth prospects. Our executive officers, led by our Chairman and Chief Executive Officer, Arthur Coppola, were instrumental in this effort. The following are some of our Company's most notable achievements during 2015:

Operational Achievements:

  •
  Funds from operations (as defined in Appendix I) ("FFO") per diluted share grew 9.7% in 2015 to $3.95 (excluding costs related to an unsolicited hostile takeover attempt and proxy contest), compared to $3.60 in 2014.

  •
  Same center net operating income ("NOI") grew 6.5%.

  •
  Gross margins expanded to 69.2% in 2015, a 247 basis point improvement over 2014.

  •
  Mall tenant annual sales per square foot increased 8.2% to $635 for 2015, up from $587 in 2014.

Leasing Achievements:

  •
  Occupancy levels increased to 96.1% at year-end 2015, compared to 95.8% at year-end 2014.

  •
  Releasing spreads for 2015 were up 14.2%.

Development Achievements:

  •
  Broadway Plaza: 235,000 square foot expansion underway, with first phase opened in November 2015. A total of 45 new stores opening in the expanded center were announced.

  •
  Santa Monica Place: new ArcLight Cinema and Cheesecake Factory opened in November 2015.

  •
  Green Acres Mall: 335,000 square foot power center is underway, 85% pre-leased, with completion expected in Fall 2016.

  •
  Fashion Outlets of San Francisco and Fashion Outlets of Philadelphia projects: the launch of these projects was announced.

Strategic Achievements:

  •
  Entered into joint ventures with GIC, a foreign sovereign wealth fund ("GIC") (40% interest in five assets), and Heitman Capital Management LLC ("Heitman") (49% interest in three assets), generating $2.3 billion in cash proceeds, including $1.1 billion of excess financing proceeds.

  •
  Returned a total of $4.00 per share to stockholders of record at the close of business on November 12, 2015 in the form of two special dividends paid in December 2015 and January 2016, respectively.

  •
  Successfully launched a $1.2 billion stock repurchase program.

Sustainability Achievements:

  •
  Received key sustainability awards:

  •
  Retail "Leader in the Light" Environmental Award for the second straight year from the National Association of Real Estate Investment Trusts.

  •
  Award of Excellence for "Best Building Mixed-Use-Project" from the Northern Virginia Chapter of the NAIOP, the Commercial Real Estate Development Association, for Tysons Corner Center.

  •
  #1 ranking in the U.S. Retail Sector for sustainability performance for real estate portfolios around the world, according to scores published by Global Real Estate Sustainability Benchmark (GRESB).

  •
  Numerous LEED® Gold certifications from the U.S. Green Building Council.

Director Nominees (page 6)

				Independent (Yes/No)
		Director Since				Committee Memberships	Other Public Company Boards
Name	Age		Occupation	Yes	No

John H. Alschuler	68	2015	Chairman of HR&A Advisors, Inc.	Yes		Nominating and Corporate Governance	SL Green Realty Corporation and Xenia Hotels and Resorts, Inc.
Arthur M. Coppola	64	1994	Chairman of the Board and Chief Executive Officer of our Company		No	Executive (Chair)	None
Edward C. Coppola	61	1994	President of our Company		No	None	None
Steven R. Hash	51	2015	President and Chief Operating Officer of Renaissance Macro Research, LLC	Yes		Audit; Compensation	Alexandria Real Estate Equities, Inc.
Fred S. Hubbell	64	1994	Director, Voya Financial, Inc. Retired Executive Board Member, ING Group	Yes		Executive; Nominating and Corporate Governance	Voya Financial, Inc.
Diana M. Laing	61	2003	Chief Financial Officer, American Homes 4 Rent	Yes		Audit (Chair)	None
Mason G. Ross	72	2009	Retired Executive Vice President and Chief Investment Officer, Northwestern Mutual Life	Yes		Nominating and Corporate Governance (Chair)	None
Steven L. Soboroff	67	2014	Managing Partner, Soboroff Partners and Vice President of Los Angeles Police Commission	Yes		Audit; Compensation; Nominating and Corporate Governance	None
Andrea M. Stephen	51	2013	Retired Executive Vice President, Investments, The Cadillac Fairview Corporation Limited	Yes		Compensation (Chair); Executive	First Capital Realty Inc. and Boardwalk Real Estate Investment Trust
John M. Sullivan	55	2014	President and Chief Executive Officer, The Cadillac Fairview Corporation Limited		No	None	Multiplan Empreendimentos Imobiliarios, S.A. and Dream Global REIT

Ratification of our Independent Registered Public Accounting Firm (page 67)

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Say-on-Pay Vote and Stockholder Outreach Efforts (page 31)

As a result of significant decline in the support for our say-on-pay vote in 2015 relative to 2014, our Compensation Committee conducted an extensive stockholder outreach campaign through which our Compensation Committee Chair and Senior Executive Vice President and Chief Financial Officer met in-person with stockholders representing over 56% of our outstanding shares of common stock to gather feedback on our executive compensation program and areas for potential improvement. Based on what we learned, we confirmed the appropriateness of certain changes we already started to implement, and made additional changes to our executive compensation program, as summarized below:

Please review our Compensation Discussion and Analysis beginning on page 28 and the accompanying executive compensation tables beginning on page 45 for additional details about our executive compensation program, including information about our named executive officers' 2015 compensation.

Approval of our Amended and Restated 2003 Equity Incentive Plan (page 70)

We are asking our stockholders to approve our Amended and Restated 2003 Equity Incentive Plan which was adopted, subject to stockholder approval, by our Board of Directors on January 28, 2016 and is attached hereto as Appendix III (the "Amended 2003 Incentive Plan"). These amendments:

  •
  Increase the aggregate share limit by an additional 6,000,000 shares.

  •
  Eliminate the "fungible" share counting provision, which provided that full-value awards would count against the authorized share limit on a 2.62-to-1 basis.

  •
  Extend the term of the plan until May 26, 2026.

  •
  Provide for "double trigger" Change in Control vesting acceleration.

  •
  Subject all awards granted under the Amended 2003 Incentive Plan to our Company's Clawback Policy.

For a description of these amendments and a summary of our Amended 2003 Incentive Plan, please see page 70 of our Proxy Statement.

v

Executive Compensation Program Highlights (page 33)

Our executive compensation program is designed to align our executive compensation with long-term stockholder interests as described in our Compensation Discussion and Analysis beginning on page 28.

EXECUTIVE COMPENSATION
WHAT WE DO

✓	Pay for Performance. Executive compensation is heavily weighted toward "at risk" performance-based compensation.
✓	Performance-Based Equity. 75% of our long-term incentive equity awards are in the form of performance-based LTIP Unit awards, which are subject to relative total stockholder return compared to all publicly-traded equity real estate investment trusts, or "REITs". Starting with the 2016 equity awards, relative total stockholder return performance is measured over a three-year period.
✓	"Double-Trigger" Equity Vesting. Effective with the 2016 equity grants, our equity awards are subject to double-trigger vesting acceleration in connection with a change in control.
✓	Robust Stock Ownership Guidelines. Our Chief Executive Officer is required to own common stock with a value equal to 6x his base salary and our other named executive officers are required to own common stock with a value equal to 3x their respective base salaries.
✓	Holding Period. Until the minimum required stock ownership level is achieved, our named executive officers must retain 50% of net-after-tax profit shares from equity compensation awards.
✓	Clawback Policy. We maintain a clawback policy to recapture incentive payments to executive officers that were based on inaccurate financial results that are subsequently restated.
✓	Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

WHAT WE DON'T DO

c	No Excessive Risk Taking. Our compensation program is designed to not incentivize excessive risk taking by participants.
c	No Tax Gross Up Provisions. In December 2015, the only two remaining management continuity agreements that provided for excise tax gross-ups expired.
c	No Employment Agreements. We do not entrench management through the use of employment agreements; we had no employment agreements and one remaining management continuity agreement for one named executive officer as of January 1, 2016.
c	No Repricing. We do not reprice underwater options or stock appreciation rights ("SARs") or exchange underwater options or SARs for other awards or cash, without prior stockholder approval.
c	Anti-Hedging. We do not allow hedging, monetization transactions, short sales or the purchase and sale of publicly traded options by any director, officer or employee.
c	Anti-Pledging. We do not allow our directors or executive officers to pledge securities unless they can otherwise meet our stock ownership requirements. None of our directors or officers currently pledge our securities.

Corporate Governance Highlights (page 15)

Our Board of Directors is committed to strong corporate governance. Our governance framework is designed to promote the long-term interests of our stockholders and strengthen Board and management accountability.

CORPORATE GOVERNANCE
WHAT WE DO

✓	No Poison Pill. On May 7, 2015, our Company terminated its Rights Agreement, dated March 17, 2015. Accordingly, we have no "poison pill" in effect.
✓	Annual Election of Directors. Our Board consists of a single class of directors who stand for election each year.
✓	Majority Voting Standard for Directors with Director Resignation Policy. Our Bylaws include a majority vote standard for the election of directors. Any incumbent director who fails to receive the required vote for re-election shall offer to resign from our Board of Directors.
✓	Independent Board. Currently seven of our ten directors are independent and all members serving on our committees are independent.
✓	Executive Sessions of the Board. An executive session of independent directors is held following each Board meeting.
✓	Lead Director. Our Lead Director (as defined below) ensures strong, independent leadership and oversight of our Board of Directors by, among other things, presiding at executive sessions in connection with every Board meeting.
✓	Board Evaluations. Our Nominating and Corporate Governance Committee oversees annual evaluations of our Board and its committees, including separate committee self-evaluations.
✓	Regular Succession Planning. A high priority is placed on regular succession planning for our senior management.
✓	Risk Oversight by Full Board and Committees. A principal function of our Board is to oversee risk assessment and risk management related to our business. Oversight for specific areas of risk exposure is delegated to our Board committees.
✓	Code of Ethics. A robust code of ethics is in place for our directors, officers and employees and a supplementary code of ethics is in place specifically for our Chief Executive Officer and senior financial officers.
✓	Sustainability. We strive to conduct our business in a socially responsible manner that balances consideration of environmental and social issues with creating long-term value for our Company and our stockholders.
✓	No Over-boarding. Our written governance policy limits director membership on other public company boards.

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2016

We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2016 Annual Meeting of Stockholders and at any postponement or adjournment thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April 15, 2016. Our 2015 Annual Report, including financial statements for the fiscal year ended December 31, 2015, is being provided to stockholders concurrently with this Proxy Statement. Our Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to The Macerich Company as our "Company," "Macerich," "we" or "us" and to our 2016 Annual Meeting of Stockholders, including any postponement or adjournment thereof, as our "Annual Meeting."

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 26, 2016. This Proxy Statement and our 2015 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the Proxy materials?

This year, we are again using the Securities and Exchange Commission or "SEC" notice and access rule that allows us to furnish our Proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. This allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Beginning on or about April 15, 2016, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials or "Notice" containing instructions on how to access our Proxy materials over the Internet and authorize your Proxy online. This Notice is not a Proxy and cannot be used to vote your shares. If you received only a Notice this year, you will not receive paper copies of the Proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice. We mailed to some of our stockholders, including stockholders who have previously requested paper copies of the Proxy materials and some of our stockholders who are participants in our benefit plans, paper copies of the Proxy materials instead of a Notice.

If you own shares of our common stock, $0.01 par value per share, referred to as "Common Stock," in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice or more than one set of paper Proxy materials. To vote all of your shares by Proxy, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

When and where is our Annual Meeting?

Our Annual Meeting will be held on Thursday, May 26, 2016 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401.

What is the purpose of our Annual Meeting?

At our Annual Meeting, our stockholders will consider and vote on the following matters:

  (1)
  the election of ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  (3)
  the approval, on an advisory basis, of our named executive officer compensation as described in this Proxy Statement; and

  (4)
  the approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016.

In addition, our stockholders will transact any other business that properly comes before our Annual Meeting or any postponement or adjournment thereof. Management will also respond to appropriate questions from our stockholders.

Who is entitled to vote?

Only holders of record of our Common Stock at the close of business on the record date, March 21, 2016, are entitled to notice of and to vote at our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. Our Common Stock is our only class of securities entitled to vote at our Annual Meeting. Under applicable law and our charter, a stockholder is not entitled to cumulative voting rights in the election of our directors.

Who is entitled to attend our Annual Meeting?

All of our stockholders of record as of the close of business on the record date, or their duly appointed Proxy holders, may attend our Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not have proof of ownership, you may not be admitted to our Annual Meeting. Each stockholder and Proxy holder may be asked to present a valid government-issued photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.

What constitutes a quorum?

The presence, in person or by Proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 149,329,392 shares of Common Stock were outstanding and entitled to vote. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a broker holding shares for a beneficial owner returns a properly executed Proxy but does not cast a vote with respect to a particular proposal because the broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote?

Voting in Person at our Annual Meeting.    If you are a stockholder of record as of the close of business on the record date and attend our Annual Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at our Annual Meeting, you will need to obtain and present prior to voting at our Annual Meeting a "legal proxy" from the broker, bank or other nominee through which your shares of Common Stock are held of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

  •
  Authorize your Proxy by Internet.  You may authorize your Proxy over the Internet. The website for Internet authorization is provided in the Notice or on your Proxy if you received a printed set of Proxy materials. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. In order to authorize your Proxy, you will need to have the control number that appears on the Notice or Proxy you received.

  •
  Authorize your Proxy by Telephone.  If you received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To authorize your Proxy by telephone, you will also need your control number referred to above.

  •
  Submit your Proxy by Mail.  If you received a printed set of the Proxy materials, you may submit your Proxy by mail by marking, signing and dating the Proxy enclosed with the Proxy materials you received and returning it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

Voting by Proxy for Shares Held in Street Name.    If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares of Common Stock are to be voted at our Annual Meeting.

What if I sign and return a Proxy by mail or authorize my Proxy by telephone or the Internet but do not specify how I wish to vote my shares?

If you sign and return a Proxy or authorize your Proxy by telephone or the Internet but do not specify how your shares will be voted on one or more matters listed in the Notice of our Annual Meeting, the shares will be voted with respect to such matters as follows:

  FOR the election of each of the ten nominees for director named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  FOR the approval of the compensation of our named executive officers; and

  FOR the approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016.

The holders of the Proxy will also have authority to vote in their discretion on any other matter that may be properly brought before our Annual Meeting or that may be incidental to the conduct of the meeting.

What does it mean if I receive more than one Proxy?

If you own shares of our Common Stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice or set of Proxy materials. To ensure that all of your shares are voted, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

Will other matters be voted on at our Annual Meeting?

It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

May I change my vote or revoke my Proxy after I return my Proxy?

If you are a stockholder of record as of the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

  •
  filing a written revocation with the Secretary of The Macerich Company, at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401;

  •
  authorizing a new Proxy by Internet, telephone or mail after the time and date of the previously authorized Proxy in the manner provided above under "How do I vote?"; or

  •
  appearing in person and voting by ballot at our Annual Meeting.

Any stockholder of record as of the record date attending our Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at our Annual Meeting will not constitute revocation of a previously given Proxy.

For shares of Common Stock you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by appearing in person and voting at our Annual Meeting.

What are our Board of Directors' recommendations?

Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly given Proxy in accordance with the recommendations of our Board of Directors. Our Board's recommendations, together with the description of each matter, are set forth in this Proxy Statement. In summary, our Board recommends that you vote your shares:

  FOR the election of each of the ten director nominees named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  FOR the approval of the compensation of our named executive officers; and

  FOR the approval of our Amended and Restated 2003 Equity Incentive Plan as adopted by our Board of Directors on January 28, 2016.

With respect to any other matter that properly comes before our Annual Meeting, the Proxy holders will vote on such matter in their discretion.

What vote is required to approve each matter?

Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required by our charter and/or Bylaws for the election of each director nominee, ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm and approval of the compensation of our named executive officers. For purposes of these proposals, abstentions and broker non-votes, if any, are not counted as votes cast and therefore will not be counted in determining the outcome of any of these proposals.

The proposal to approve our named executive officer compensation is advisory only and is not binding on our Company or our Board. Our Board, or an appropriate committee of our Board, will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by stockholders.

The affirmative vote of a majority of the votes cast on the matter at our Annual Meeting in person or by Proxy is required for the approval of our Amended 2003 Incentive Plan. Under the New York Stock Exchange rules or "NYSE Rules" for purposes of the vote to approve our Amended 2003 Incentive Plan, an abstention constitutes a vote cast but a broker non-vote does not. Accordingly, a broker non-vote will not be counted in determining the outcome of the vote on this matter, while an abstention will have the same effect as a vote against this matter.

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is considered a routine item under the NYSE Rules. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify KPMG LLP as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Under our Bylaws, our Board of Directors determines the number of our directors, provided that the number shall never be less than the minimum required by the Maryland General Corporation Law, nor more than twelve. The present term of our ten director nominees will expire at our Annual Meeting. Our director nominees, if elected at our Annual Meeting, will hold office until our annual meeting of stockholders in 2017 and until their respective successors are duly elected and qualify.

Our Board of Directors, based on the recommendations of the Nominating and Corporate Governance Committee, has nominated the following individuals to serve as directors of our Company:

• John H. Alschuler	• Diana M. Laing
• Arthur M. Coppola	• Mason G. Ross
• Edward C. Coppola	• Steven L. Soboroff
• Steven R. Hash	• Andrea M. Stephen
• Fred S. Hubbell	• John M. Sullivan

Each of our director nominees was previously elected to serve on our Board by our stockholders. Each of our director nominees is currently serving as a director and has consented to be nominated and to serve if elected. However, if any nominee becomes unable or unwilling for good cause to serve as a director if elected, the Proxy holders may vote for another person nominated by our Board of Directors.

Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits a written notice regarding such recommendation to the Nominating and Corporate Governance Committee c/o our Secretary in the manner described under the heading "The Board of Directors and its Committees—Director Selection Process."

Our charter and Bylaws provide that our directors are required to be elected by the affirmative vote of a majority of all the votes cast on the matter in person or by Proxy at our Annual Meeting at which a quorum is present. Our Guidelines on Corporate Governance further provide that any incumbent director who fails to receive the required vote for re-election shall offer to resign from the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation. The Board will then act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days after the date of the certification of the election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director's successor is elected and qualifies. If the resignation is accepted, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board pursuant to our charter and Bylaws. The director whose offer to resign is under consideration will not participate in the Board's decision regarding whether to accept or reject such director's resignation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES. PROXIES RECEIVED WILL BE VOTED "FOR" EACH OF OUR DIRECTOR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 Information Regarding Director Nominees

Director Stock Ownership

The following table sets forth certain stock ownership information with respect to our director nominees based on information furnished by each director. The following information is as of the record date, March 21, 2016.

Name	Amount and Nature of Beneficial Ownership of Common Stock and OP Units(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock(2)
John H. Alschuler	—(4)	*	—		*
Arthur M. Coppola(5)	2,833,460(6)(7)	1.86%	2,529,240	(8)	1.67%
Edward C. Coppola(5)	1,936,991(9)(10)	1.28%	1,552,836	(11)	1.03%
Steven R. Hash	—(12)	*	—		*
Fred S. Hubbell	76,077(13)(14)	*	—		*
Diana M. Laing	12,479(15)	*	—		*
Mason G. Ross	8,951(16)	*	—		*
Steven L. Soboroff	2,022(17)(18)	*	—		*
Andrea M. Stephen	6,960(19)	*	—		*
John M. Sullivan	—	—	—		—

*
The percentage of shares beneficially owned by this director does not exceed one percent of our outstanding shares of Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock and/or OP Units (as defined in Note 3 below) listed.

(2)
Assumes that all OP Units and LTIP Units (as defined in Note 3) held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(3)
Our Company is the sole general partner of, and owns an aggregate of approximately 93% of the ownership interests referred to as "OP Units" in, The Macerich Partnership, L.P. or our "Operating Partnership." Our Operating Partnership holds directly or indirectly substantially all of our interests in our regional shopping centers and our community/power shopping centers (the "Centers"). Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our Centers and various management companies. In connection with our formation as well as subsequent acquisitions of certain Centers, OP Units were issued to certain persons in connection with the transfer of their interests in such Centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to anti-dilution provisions), at the Company's election.

Our Long Term Incentive Plan or "LTIP" allows for the issuance of limited partnership units in the form of a class of units of our Operating Partnership referred to as "LTIP Units," as more fully described on pages 41-42 of this Proxy Statement. LTIP Units may be performance-based, service-based, or fully-vested. Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)
Mr. Alschuler has 1,888 stock units that will vest after May 20, 2016 and 39 stock units credited as dividend equivalents under our Amended and Restated 2003 Equity Incentive Plan as currently in effect ("2003 Incentive Plan") and 1,446 phantom stock units credited under the terms of our Eligible Directors' Deferred Compensation/Phantom Stock Plan referred to as our "Director Phantom Stock Plan," the vesting and terms of which are described under "Compensation of Non-Employee Directors" below. Stock units, including the stock units issued under our Director Phantom Stock Plan, are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(5)
Arthur Coppola and Edward Coppola are brothers.

(6)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child and 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager.

(7)
Includes 107,679 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011 and are currently exercisable, 304,635 vested LTIP Units and 58,604 service-based LTIP Units that will vest after May 20, 2016. SARs are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable. In addition to the securities disclosed in the above table, Mr. A. Coppola has 126,594 unvested performance-based LTIP Units.

(8)
Includes 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager, 304,635 vested LTIP Units and 58,604 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. A. Coppola has 126,594 unvested performance-based LTIP Units.

(9)
Includes 5,001 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership, 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children.

(10)
Includes 76,508 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011 and are currently exercisable, 137,132 vested LTIP Units and 21,392 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. E. Coppola has 50,637 unvested performance-based LTIP Units.

(11)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership, 137,132 vested LTIP Units and 21,392 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. E. Coppola has 50,637 unvested performance-based LTIP Units.

(12)
Mr. Hash has 1,888 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan.

(13)
Includes 970 shares held in trust by Mr. Hubbell as trustee and 10,511 shares held in trust for the benefit of Mr. Hubbell and his descendants. Also includes 17,344 shares held by a foundation of which Mr. Hubbell and his wife are trustees.

(14)
In addition to the securities disclosed in the above table, Mr. Hubbell has 3,093 vested stock units, 336 stock units credited as dividend equivalents and 1,388 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan and 67,674 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(15)
In addition to the securities disclosed in the above table, Ms. Laing has 3,093 vested stock units, 336 stock units credited as dividend equivalents and 1,388 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan and 32,054 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(16)
In addition to the securities disclosed in the above table, Mr. Ross has 1,547 vested stock units, 168 stock units credited as dividend equivalents and 1,388 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan and 9,587 phantom stock units credited under the terms of our Director Phantom Stock Plan.

(17)
Includes 2,000 shares of Common Stock held in a family trust of which Mr. Soboroff is the trustee.

(18)
In addition to the securities disclosed in the above table, Mr. Soboroff has 3,571 vested stock units, 401 stock units credited as dividend equivalents and 1,388 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan.

(19)
In addition to the securities disclosed in the above table, Ms. Stephen has 1,388 stock units that will vest after May 20, 2016 under our 2003 Incentive Plan and 6,096 phantom stock units credited under the terms of our Director Phantom Stock Plan.

Director Biographical Information

The following provides certain biographical information with respect to our directors as well as the specific experience, qualifications, attributes and skills that led our Board to conclude that each director should serve as a member of our Board of Directors. Each director has served continuously since elected.

Summary of Board Experience

	J. Alschuler	A. Coppola	E. Coppola	S. Hash	F. Hubbell	D. Laing	M. Ross	S. Soboroff	A. Stephen	J. Sullivan
Chief Executive Officer/President/Founder	X	X	X	X	X			X		X
Chief Financial Officer						X
Retail and/or Commercial Real Estate	X	X	X	X	X	X	X	X	X	X
Financial Literacy	X	X	X	X	X	X	X	X	X	X
Finance/Capital Markets/ Investment	X	X	X	X	X	X	X	X	X	X
Business Operations	X	X	X	X	X	X	X	X	X	X
Risk Oversight/Management	X	X	X	X	X	X	X	X	X	X
International	X			X	X		X		X	X
Academic	X			X				X

John H. Alschuler
        Independent Director Nominee

  Director Since: 2015
   Age: 68
   Board Committees: Nominating and Corporate Governance

  Other Public Company Boards: SL Green Realty Corporation and Xenia Hotels and Resorts, Inc.

  Principal Occupation and Business Experience:

    Since 2008, Mr. Alschuler has been the Chairman of HR&A Advisors Inc., an economic development, real estate and public policy consulting organization. Mr. Alschuler also is an Adjunct Associate Professor at Columbia University, where he teaches real estate development at the Graduate School of Architecture, Planning & Preservation. Mr. Alschuler currently serves on the board of directors of SL Green Realty Corporation and Xenia Hotels and Resorts, Inc., both of which are publicly traded REITs. Mr. Alschuler also serves on the board of directors of the Center for an Urban Future, a Section 501(c)(3) tax exempt organization, and Friends of the High Line Inc., a Section 501(c)(3) tax exempt organization.

  Key Qualifications, Experience and Attributes:

    Mr. Alschuler's achievements in academia and business, as well as his extensive knowledge of commercial real estate and national and international markets for real estate, and his expertise in inter governmental relations, allow him to assess the real estate market and our Company's business from a knowledgeable and informed perspective. His experience on boards of other public and private companies further enhances his range of knowledge.

Arthur M. Coppola
        Director Nominee

  Director Since: 1994
   Age: 64
   Board Committees: Executive (Chair)

  Principal Occupation and Business Experience:

    Mr. A. Coppola has been our Chief Executive Officer since our formation and was elected Chairman of the Board in September 2008. As Chairman of the Board and Chief Executive Officer, Mr. A. Coppola is responsible for the strategic direction and overall management of our Company. He served as our President from our formation until his election as Chairman. Mr. A. Coppola is one of our Company's founders and has over 40 years of experience in the shopping center industry, all of which has been with our Company. From 2005 through 2010, Mr. A. Coppola was a member of the board of governors or the executive committee of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), served as the 2007 chair of the board of governors and received the 2009 NAREIT Industry Leadership Award. Mr. A. Coppola is also an attorney and a certified public accountant.

  Key Qualifications, Experience and Attributes:

    As Chairman and CEO, our Board values Mr. A. Coppola's strategic direction and vision which has resulted in our Company growing from a privately held real estate company to a dominant national regional mall company that is part of the S&P 500, with 51 regional shopping centers consisting of approximately 56 million square feet of gross leasable area. He is not only the leader of our Company but also a recognized leader within the REIT industry. Mr. A. Coppola's knowledge of our Company and the REIT industry, as well as his extensive business relationships with investors, retailers, financial institutions and peer companies, provide our Board with critical information necessary to oversee and direct the management of our Company. His role and experiences at our Company and within our industry give him unique insights into our Company's opportunities, operations and challenges.

Edward C. Coppola
        Director Nominee

  Director Since: 1994
   Age: 61

  Principal Occupation and Business Experience:

    Mr. E. Coppola was elected our President in September 2008. In partnership with our Chief Executive Officer, Mr. E. Coppola oversees the strategic direction of our Company. He has broad oversight over our Company's financial and investment strategies, including our Company's key lender and investor relationships. He also oversees our acquisitions and dispositions, department store relationships and development/redevelopment projects. Mr. E. Coppola was previously an Executive Vice President from our formation through September 2004 and was our Senior Executive Vice President and Chief Investment Officer from October 2004 until his election as President. He has 39 years of shopping center experience with our Company and is one of our founders. Mr. E. Coppola is also an attorney.

  Key Qualifications, Experience and Attributes:

    As President, Mr. E. Coppola provides our Board with important information about the overall conduct of our Company's business. His day to day leadership of our Company provides our Board with valuable knowledge of our operations, plans and direction. Our Board appreciates his long history and experience in the shopping center industry as well as his expertise with respect to strategic and investment planning, finance, capital markets, acquisition, disposition and development matters.

Steven R. Hash
        Independent Director Nominee

  Director Since: 2015
   Age: 51
   Board Committees: Audit; Compensation

  Other Public Company Boards: Alexandria Real Estate Equities, Inc.

  Principal Occupation and Business Experience:

    Mr. Hash is the President and Chief Operating Officer of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics and Washington policy sectors, which he co-founded in 2012. Mr. Hash is a member of the board of directors of Alexandria Real Estate Equities, Inc., a publicly traded REIT. He serves as the chair of the compensation committee and is a member of the audit committee and nominating and governance committee. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers

    (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking from 2006 to 2012, Chief Operating Officer of Global Investment Banking from 2008 to 2011, Director of Global Equity Research from 2003 to 2006, Director of U.S. Equity Research from 1999 to 2003, and Senior Equity Research Analyst from 1993 to 1999 covering the Real Estate Investment Trusts sector. From 1990 to 1993, Mr. Hash held various positions with Oppenheimer & Company's Equity Research Department, including senior research analyst. He began his career in 1988 as an auditor for the accounting and consulting firm of Arthur Andersen & Co.

  Key Qualifications, Experience and Attributes:

    Mr. Hash brings to the Board valuable experience in accounting and financial reporting based upon his years as an auditor and senior equity research analyst. In addition, he brings extensive knowledge of real estate investment strategy and economic trends through years of real estate industry research and investment banking both domestically and internationally.

Fred S. Hubbell
        Independent Director Nominee

  Director Since: 1994
   Age: 64
   Board Committees: Executive; Nominating and Corporate Governance

  Other Public Company Boards: Voya Financial, Inc.

  Principal Occupation and Business Experience:

    Mr. Hubbell was a member of the executive board and Chairman of Insurance and Asset Management Americas for ING Group, a Netherlands-based company and one of the world's largest banking, insurance and asset management companies, and served as an executive board member from May 2000 through April 2006. The executive board was the first tier leadership board of ING Group and was responsible for the management of the company. Mr. Hubbell became Chairman of Insurance and Asset Management Americas in 2004 and was previously Chair of the Executive Committees of the Americas and Asia/Pacific beginning in January 2000. Mr. Hubbell was also responsible for Nationale Nederlanden, ING Group's largest Dutch insurance company, and ING Group's asset management operations throughout Europe from May 2004 to April 2006. Mr. Hubbell elected to retire from ING Group's executive board effective April 25, 2006. From January 1, 2012 through October 31, 2012, Mr. Hubbell was a senior industry advisor to ING Group on a part time basis. Mr. Hubbell was formerly Chairman, President and Chief Executive Officer of Equitable of Iowa Companies, an insurance holding company, serving as Chairman from May 1993 to October 1997, and as President and Chief Executive Officer from May 1989 to October 1997. Mr. Hubbell served as interim director of the Iowa Department of Economic Development from October 5, 2009 through January 14, 2010. On December 31, 2012, Mr. Hubbell was elected as a member of the board of directors and audit committee of Voya Financial, which became a publicly traded company on May 2, 2013 following its divestiture from ING Group. On May 31, 2013, Mr. Hubbell was elected lead director, chairman of the nominating and governance committee and a member of the compensation and benefits committee of Voya Financial. Mr. Hubbell is also an attorney.

  Key Qualifications, Experience and Attributes:

    Mr. Hubbell's extensive executive experience and leadership roles at both ING Group and Equitable of Iowa Companies provide our Board with an important perspective in terms of the management and operation of our Company. His expertise in management, strategic planning and operations assists our Board in reviewing our financial and business strategies as well as addressing the challenges our Company faces. Mr. Hubbell's experience at ING Group also provides our Board with a global perspective. In addition, Mr. Hubbell was chosen by our independent directors to serve as our Lead Director and he collaborates with Mr. A. Coppola on Board matters.

Diana M. Laing
        Independent Director Nominee

  Director Since: 2003
   Age: 61
   Board Committees: Audit (Chair)

  Principal Occupation and Business Experience:

    Ms. Laing is the Chief Financial Officer of American Homes 4 Rent, a publicly traded REIT focused on the acquisition, renovation, leasing and operation of single-family homes as rental properties and has served in such capacity since May 2014. From May 2004 until its merger with Parkway Properties of Orlando, Florida in December 2013, Ms. Laing was the Chief Financial Officer and Secretary of Thomas Properties Group, Inc., a publicly traded real estate operating company and institutional investment manager focused on the development, acquisition, operation and ownership of commercial properties throughout the United States. She was responsible for financial reporting, capital markets transactions and investor relations. Ms. Laing served as Chief Financial Officer of each of Triple Net Properties, LLC from January through April 2004, New Pacific Realty Corporation from December 2001 to December 2003, and Firstsource Corp. from July 2000 to May 2001. From August 1996 to July 2000, Ms. Laing was Executive Vice President, Chief Financial Officer and Treasurer of Arden Realty, Inc., a publicly traded REIT which was the largest owner and operator of commercial office properties in Southern California. From 1982 to August 1996, she served in various capacities, including Executive Vice President, Chief Financial Officer and Treasurer of Southwest Property Trust, Inc., a publicly traded multi-family REIT which owned multi-family properties throughout the southwestern United States. Ms. Laing began her career as an auditor with Arthur Andersen & Co. She serves on the advisory boards to the Dean of the Spears School of Business and the Chairman of the School of Accounting at Oklahoma State University and is a member of the Board of Governors of the Oklahoma State University Foundation.

  Key Qualifications, Experience and Attributes:

    Our Board believes Ms. Laing's over 33 years of real estate industry experience, with her particular expertise in finance, capital markets, strategic planning, budgeting and financial reporting, make her a valuable member of our Board. This financial and real estate experience is supplemented by her substantive public company and REIT experience which enhances her understanding of the issues facing our Company and industry. Based on her financial expertise, Ms. Laing serves as the Chairperson of our Audit Committee and has been determined by our Board to be an audit committee financial expert.

Mason G. Ross
        Independent Director Nominee

  Director Since: 2009
   Age: 72
   Board Committees: Nominating and Corporate Governance (Chair)

  Principal Occupation and Business Experience:

    Mr. Ross spent 35 years at Northwestern Mutual Life, an industry-leading life insurance company, the final nine years of which he served as Executive Vice President and Chief Investment Officer. As Chief Investment Officer, his responsibilities included the design and administration of investment compensation systems, oversight of investment risk management, and the formation of the asset allocation strategy of the investment portfolio. During his prior 27 years at Northwestern Mutual Life, he held a variety of positions, including leading the company's real estate investment and private securities operations. During that time, he also served as a director of Robert W. Baird, Inc., a regional brokerage and investment banking firm, and the Russell Investment Group, an international investment management firm. Since retiring from Northwestern Mutual Life in 2007, he has remained active in the investment business and currently serves as a director of Schroeder Manatee Ranch Inc., a privately held real estate company and as a trustee of several large private trusts. He is the past chairman of the National Association of Real Estate Investment Managers and a former trustee of the Urban Land Institute.

  Key Qualifications, Experience and Attributes:

    Our Board values the over 40 years of investment experience of Mr. Ross and his extensive involvement in commercial real estate. His real estate financing expertise acquired over a 25 year period of providing real estate financing for all types of properties provides our Board with important knowledge in considering our Company's capital and liquidity needs.

Steven L. Soboroff
        Independent Director Nominee

  Director Since: 2014
   Age: 67
   Board Committees: Audit; Compensation; Nominating and Corporate Governance

  Principal Occupation and Business Experience:

    Steve Soboroff is the managing partner of Soboroff Partners, a shopping center development and leasing company, and has served in such capacity since 1978. From August 2013 to September 2015, Mr. Soboroff served as the President of the Los Angeles Police Commission upon his appointment to the Board of Police Commissioners by Los Angeles Mayor Eric Garcetti and now serves as the Commission's Vice President. During 2001 to 2010, he served in the roles of Chairman and CEO as well as President of Playa Vista, one of the country's most significant multi-use real estate projects. Mr. Soboroff also was President of the Los Angeles Recreation and Parks Commission from 1995 to 2001 and a member of the Los Angeles Harbor Commission. In addition, Mr. Soboroff is a board member of several non-profit philanthropic and academic organizations.

  Key Qualifications, Experience and Attributes:

    Mr. Soboroff is a well-recognized business and government leader with a distinguished record of public and private accomplishments. Mr. Soboroff contributes to the mix of experience and qualifications of our Board through both his real estate and government experience and leadership. During his career in both the public and private sectors, Mr. Soboroff acquired significant financial, real estate, managerial, and public policy knowledge as well as substantial business and government relationships. Our Board values his extensive real estate knowledge and insight into retail operations, developments and strategy, and his wealth of government relations experience.

Andrea M. Stephen
        Independent Director Nominee

  Director Since: 2013
   Age: 51
   Board Committees: Compensation (Chair); Executive

  Other Public Company Boards: First Capital Realty, Inc.; Boardwalk Real Estate Investment Trust

  Principal Occupation and Business Experience:

    Ms. Stephen served as Executive Vice President, Investments for The Cadillac Fairview Corporation Limited ("Cadillac Fairview"), one of North America's largest real estate companies, from October 2002 to December 2011 and as Senior Vice President, Investments for Cadillac Fairview from May 2000 to October 2002, where she was responsible for developing and executing Cadillac Fairview's investment strategy. Prior to joining Cadillac Fairview, Ms. Stephen held the position of Director, Real Estate with the Ontario Teachers' Pension Plan Board, the largest single profession pension plan in Canada, from December 1999 to May 2000, as well as various portfolio manager positions from September 1995 to December 1999. Previously, Ms. Stephen served as Director, Financial Reporting for Bramalea Centres Inc. for approximately two years and as an Audit Manager for KPMG LLP at the end of her over six year tenure. Ms. Stephen is a member of the board of directors of First Capital Realty Inc., Canada's leading owner, developer and operator of supermarket and drugstore anchored neighborhood and community shopping centers, serving on the audit committee, compensation committee, governance committee and the executive committee. She is also a member of the board of trustees, serving on the audit committee, of Boardwalk Real Estate Investment Trust, Canada's leading owner and operator of multifamily communities. Ms. Stephen also previously served on the board of directors of Multiplan Empreendimentos Imobiliários, S.A., a Brazilian real estate operating company, from June 2006 to March 2012.

  Key Qualifications, Experience and Attributes:

    With over 25 years in the real estate industry and extensive transactional and management experience, Ms. Stephen has a broad understanding of the operational, financial and strategic issues facing real estate companies. She brings management expertise, leadership capabilities, financial knowledge and business acumen to our Board. Her significant international investment experience also provides a global perspective as well as international relationships. In addition, her service on various boards provides valuable insight and makes her an important contributor to our Board.

John M. Sullivan
        Director Nominee

  Director Since: 2014

  Age: 55

  Other Public Company Boards: Multiplan Empreendimentos Imobiliários, S.A.; Dream Global REIT

  Principal Occupation and Business Experience:

    Mr. Sullivan is the President and Chief Executive Officer of Cadillac Fairview and has served in such position since January 2011. Mr. Sullivan was previously the Executive Vice President of Development of Cadillac Fairview from November 2006 to January 2011. Prior to joining Cadillac Fairview, he held positions with Brookfield Properties Corporation and Marathon Realty Company Limited. Mr. Sullivan serves on the board of directors of Multiplan Empreendimentos Imobiliários, S.A., a Brazilian real estate operating company, and is a member of the board of directors and audit committee of Dream Global REIT, an open ended Canadian REIT focusing on international commercial real estate. In addition, Mr. Sullivan serves as a trustee of the International Council of Shopping Centers, an international shopping center industry trade association, and as Vice Chair of the Real Property Association of Canada, a national industry association for owners and managers of investment real estate.

  Key Qualifications, Experience and Attributes:

    Our Board values Mr. Sullivan's over 25 years of extensive real estate experience and relationships which will enrich our Company and Board. Mr. Sullivan brings to our Board strong executive management expertise, leadership and financial acumen, as well as significant transactional, leasing, finance, asset management and development experience in the commercial real estate industry. As a CEO, he has a unique knowledge of the issues companies address, ranging from strategic and operational to corporate governance and risk management. In addition, Mr. Sullivan has international expertise and public company board service that augment his understanding of the commercial real estate industry and our Company.

Corporate Governance

The Board of Directors and its Committees

Board of Directors

  •
  Seven of our ten directors are independent under the NYSE Rules.

  •
  All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent.

Our Company is managed under the direction of a Board of Directors, which is composed of ten members. Our Board of Directors met 12 times in 2015. Each of our directors attended at least 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2015.

Director Independence.    For a director to be considered independent, our Board must determine that the director does not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company). Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards that conform to the independence requirements of the NYSE Rules and categorical standards that identify permissible immaterial relationships between our directors and our Company. These Director Independence Standards are included in our Guidelines on Corporate Governance which are available at www.macerich.com under "Investors—Corporate Governance." Our Board has determined that the following seven current non-employee director nominees do not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company) and each is an independent director under our Director Independence Standards: Messrs. Alschuler, Hash, Hubbell, Ross and Soboroff and Mses. Laing and Stephen. Messrs. A. Coppola, E. Coppola and Sullivan are not independent directors under our Director Independence Standards.

Board Committee Memberships

During 2015, the Board had standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. The current members of our committees, the principal functions of each committee and the number of meetings held in 2015 are shown below. All members attended each meeting of their respective Committees.

Name of Committee and Current Members	Committee Functions	Number of Meetings

Audit: Diana M. Laing, Chair* Steven R. Hash Steven L. Soboroff * Audit Committee Financial Expert

•

appoints, evaluates, approves the compensation of, and, where appropriate, replaces our independent registered public accountants

•

reviews our financial statements with management and our independent registered public accountants

•

reviews and approves with our independent registered public accountants the scope and results of the audit engagement

•

pre-approves audit and permissible non-audit services provided by our independent registered public accountants

•

reviews the independence and qualifications of our independent registered public accountants

•

reviews the adequacy of our internal accounting controls and legal and regulatory compliance

•

reviews and approves related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below

		8

Compensation: Andrea M. Stephen, Chair Steven R. Hash Steven L. Soboroff	• approves and evaluates our executive officer compensation plans, policies and programs • reviews annually our overall compensation structure and philosophy • reviews and approves compensation for our executive officers • reviews and recommends director compensation to our Board • administers certain of our employee benefit and stock plans	5

Nominating and Corporate Governance: Mason G. Ross, Chair John H. Alschuler Fred S. Hubbell Steven L. Soboroff

•

assists our Board by identifying individuals qualified to become Board members and recommends to our Board nominees for election as directors by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings

•

recommends adoption of and changes to our Guidelines on Corporate Governance

•

leads our Board in its annual evaluation of the performance of our Board and our committees

•

recommends to our Board director nominees for each Board committee

•

performs such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management

		4

Executive: Arthur M. Coppola, Chair Fred S. Hubbell* Andrea M. Stephen * Lead Director	• exercises the powers and authority of the Board between Board meetings as permitted by applicable law • implements the policy decisions of the Board on matters not delegated to other committees of the Board	2

Committee Charters.    The charters for the Executive Committee, Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are available at www.macerich.com under "Investors—Corporate Governance."

Related Party Transaction Policies and Procedures

The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply generally to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which our Company or an affiliate is a participant, the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any person who is, or was in the last fiscal year, a director, director nominee, executive officer, stockholder of more than 5% of our Common Stock, an immediate family member of any of the foregoing, or an entity in which one of the foregoing serves as an executive officer, general partner, principal or has a 10% or greater beneficial interest to the extent such information is provided to our Company or is otherwise publicly available. Under the policies and procedures, transactions that fall within this definition will be reported to our Chief Legal Officer or Chief Financial Officer and referred to the Audit Committee for approval, ratification or other action. In determining whether to approve or ratify a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party's interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve or ratify such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company. In addition, any related party transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and remains appropriate.

Risk Oversight

One of the principal functions of our Board of Directors is to provide oversight concerning our Company's assessment and management of risk related to our business. Our Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, as well as through its oversight of management and the committees of our Board. Management is responsible for identifying the material risks facing our Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with our Board and/or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to our Board regarding business operations and strategic planning, financial planning and budgeting, and material litigation and regulations, including any material risk to our Company relating to such matters. Our Board of Directors believes that the processes it has established to administer our Board's risk oversight function would be effective under a variety of leadership frameworks and therefore these processes do not have any material effect on our Company's leadership structure described under the heading "Board Leadership Structure" below.

Our Board has delegated oversight for specific areas of risk exposure to our Board committees as follows:

  Audit Committee.    As required by the NYSE Rules, the Audit Committee is responsible for periodically discussing our Company's overall risk assessment and risk management policies with management, our Company's internal auditors and our independent registered public accounting firm as well as our Company's plans to monitor, control and minimize such risk and exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls and oversees risk related to our compliance with legal and regulatory requirements.

  Compensation Committee.    The Compensation Committee is responsible for overseeing our Company's assessment and management of risk related to our Company's compensation plans, policies and overall philosophy as more fully described below under "Compensation Risk Assessment."

  Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee oversees the policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business.

At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any risk exposure and risk management policies with respect to such matters. Our Chief Executive Officer, Chief Legal Officer and/or Chief Financial Officer regularly attend meetings of our committees when they are not in executive session. In addition, our directors are free to communicate directly with members of management and our committee charters provide that our committee members may retain outside advisors.

Compensation Risk Assessment.    We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. While our annual incentive compensation program focuses on short-term or annual performance, our executives' annual bonuses are determined based on the Compensation Committee's consideration of a variety of corporate and individual performance factors as described below under "Compensation Discussion and Analysis." Therefore, the Compensation Committee believes that the annual bonus program appropriately balances risk and the desire to focus executives on short-term goals important to our success and that it does not encourage unnecessary or excessive risk taking.

A significant portion of the compensation provided to our named executive officers is in the form of equity awards that further align executives' interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since a large percentage of our grants are subject to vesting schedules to help ensure that executives always have significant value tied to our long-term stock price performance. As described in our "Compensation Discussion and Analysis," an important component of our executive compensation program is to grant executives performance-based LTIP Unit awards that vest based on the percentile ranking of our total stockholder return as compared to our peer REITs over the applicable performance period. The Compensation Committee believes these awards as well as our other LTIP Unit awards provide additional incentives for executives to create value for our stockholders and, together with the executives' equity ownership in our Company pursuant to our Stock Ownership Policies as described below, help further link their interests with those of our stockholders.

Additional Compensation Committee Matters.    The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser as it deems necessary to assist in the evaluation of director or executive officer compensation and shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, independent legal counsel or other adviser. The Compensation Committee periodically engages independent compensation consultants to assist in the development and review of our director and executive officer compensation programs, including evolving compensation trends and market survey data. After a review of various compensation consultants, the Compensation Committee retained Frederic W. Cook & Co. ("Cook & Co."), a nationally recognized independent compensation consulting firm, in late 2012 to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Compensation Committee continued its engagement of Cook & Co. for 2015. The Compensation Committee considered the independence of Cook & Co. and determined that its engagement of Cook & Co. does not raise any conflicts of interest with our Company or any of our directors or executive officers. Cook & Co. provides no other consulting services to our Company, our executive officers or directors.

Mr. A. Coppola generally attends the Compensation Committee meetings (excluding any executive sessions) and provides his analysis and recommendations with respect to our executive compensation program, including the compensation for our other executive officers. While Mr. A. Coppola's input is viewed by the Compensation

Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation for our Company's executive officers. The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, each subcommittee to consist only of independent directors. No subcommittee has been formed.

Director Selection Process

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. The Nominating and Corporate Governance Committee will make the final recommendations of candidates to our Board for nomination.

Our Board of Directors has a policy that stockholders may recommend a director candidate for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons in writing to the Nominating and Corporate Governance Committee, c/o our Secretary, no later than the December 1 prior to the next annual meeting of stockholders, together with information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to Section 1.11 of our Bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of our Board. Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 1.11 of our Bylaws and within the time periods set forth herein under the heading "Stockholder Proposals and Director Nominees."

Our Nominating and Corporate Governance Committee and our Board of Directors will consider all persons properly recommended as a nominee for election to the Board in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Nominating and Corporate Governance Committee reviews the candidates taking into account the current Board membership and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity, length of service, occupational and other responsibilities (including other public company board memberships and committee memberships) of the candidates, and such other factors as the Nominating and Corporate Governance Committee may determine is appropriate for review. This process is described in our Guidelines on Corporate Governance which is available at www.macerich.com under "Investors—Corporate Governance."

Diversity.    Although our Company does not have a formal policy for the consideration of diversity in identifying nominees for director, our Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse Board and strives to create diversity in the Board as a whole when identifying and selecting nominees. Our Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including diversity of professional experience, background, skills, areas of expertise and perspective. These factors, the additional factors described above under "Director Selection Process" and others that are considered useful by our Nominating and Corporate Governance Committee are reviewed in terms of assessing the perceived needs of our Board at any particular point in time. Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company's business and affairs. On an annual basis, as part of our Board's self-evaluation, our Board assesses whether the overall mix of our Board members is appropriate for our Company.

Board Leadership Structure

Our Guidelines on Corporate Governance provide that our Board is free to make its choice for Chairman of the Board and CEO in any way that our Board considers is best for our Company. Our Board recognizes that no single leadership model is correct at all times and that, depending on the circumstances, another leadership model might be appropriate. Our Board, therefore, believes that it should have the flexibility to decide whether it is best for our Company at any point in time to combine or separate the roles of CEO and Chairman of the Board.

Our Board currently combines the role of Chairman of the Board and the role of CEO, but couples this with the Lead Director position to further strengthen our governance structure. Our Board believes this structure provides an efficient and effective leadership model for our Company given Mr. A. Coppola's strong leadership and extensive knowledge of our Company. Combining the Chairman and CEO roles in the case of Mr. A. Coppola serves as a bridge between the Board and management and fosters clear accountability, effective decision-making and alignment on corporate strategy.

To ensure independent oversight, we have a strong Lead Director role and hold executive sessions of the independent directors after every Board meeting. Our current Lead Director, who was designated by our independent directors, is Mr. Hubbell. In addition to collaborating with our CEO on a regular basis, the role of the Lead Director is to prepare with our CEO our Board agendas, chair the executive sessions of the non-management directors, call meetings of the independent directors and perform such other functions as our Board or non-management directors may direct. The non-management directors meet in separate executive sessions after each regularly scheduled quarterly Board meeting. The non-management directors met four times in 2015.

Annual Board and Committee Evaluations

Pursuant to our Guidelines on Corporate Governance and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board and its committees in order to assess the overall effectiveness of the Board and its committees. The results of the assessment are reported by the Nominating and Corporate Governance Committee directly to, and are discussed with, the Board following the end of each fiscal year. The evaluation process is designed to facilitate ongoing, systematic examination of the Board's effectiveness and accountability, and to identify opportunities for improving its operations and procedures.

In 2015, in accordance with the requirements of the NYSE listing standards, the Board completed an evaluation process focusing on the effectiveness of the performance of the Board. Our Audit, Compensation and Nominating and Corporate Governance Committees each conducted a separate evaluation of its own performance and of the adequacy of its charter and reported to the Board on the results of its evaluation.

Succession Planning

Our Board, acting through our Nominating and Corporate Governance Committee, developed a succession plan which is reviewed at least annually to ensure continuity in our Company's management, including policies and principles for named executive officer selection. This plan, on which each named executive officer reports his recommendations, addresses both emergency succession and succession in the ordinary course of business.

Attendance at Stockholders' Meetings

Our Board encourages directors in the Santa Monica area at the time of the stockholders' meeting to attend the meeting. Our Board does not require director attendance at our stockholders' meetings because our stock is predominately held by institutional stockholders and attendance is traditionally light. At our 2015 annual stockholders' meeting, two of our independent directors and three of our executive officers attended.

Contact Our Board

Individual stockholders or any other interested parties may contact our entire Board of Directors or individual members of our Board of Directors, our non-management directors as a group or the Lead Director for our non-management directors, by sending an e-mail as follows:

  Board of Directors—boardofdirectors@macerich.com
  Non-Management Directors—nonmanagementdirectors@macerich.com
  Lead Director for the Non-Management Directors—leaddirector@macerich.com

Such communications may be submitted in writing in care of:

  Attention: Secretary
  The Macerich Company
  401 Wilshire Boulevard, Suite 700
  Santa Monica, CA 90401

All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Codes of Ethics

Our Company expects that all of our directors, officers and employees maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable Securities and Exchange Commission (the "SEC") rules and the NYSE Rules. In addition, our Company adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics applicable to all employees and complies with the additional requirements of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. To the extent required by applicable SEC rules and NYSE Rules, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.macerich.com under "Investors—Corporate Governance—Code of Ethics." Each of these Codes of Conduct is available on our website at www.macerich.com under "Investors—Corporate Governance."

Sustainability

Our Company recognizes the importance of environmental and social considerations in conducting our business. We strive to conduct our business in a socially responsible manner that balances consideration of environmental and social issues with creating long term value for our Company and our stockholders. We are committed to improving our natural resource efficiency and demonstrating that the operation and development of our properties can be conducted in an environmentally responsible and sustainable manner. Consideration of these issues is an ongoing part of operations, whether it relates to our offices or Centers.

To learn more about our Company's sustainability efforts, please view our Sustainability Report on our website at www.macerich.com under "About Macerich—Sustainability."

 Compensation of Non-Employee Directors

Our non-employee directors are compensated for their services according to an arrangement authorized by our Board of Directors and recommended by the Compensation Committee. The Compensation Committee generally reviews director compensation annually. A Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director. Messrs. A. Coppola and E. Coppola are currently the only directors who are also employees of our Company or a subsidiary. Dana K. Anderson, currently our Vice Chairman Emeritus, was an executive officer (but not a named executive officer) and director of our Company until May 28, 2015 when he did not stand for re-election at our 2015 Annual Meeting of Stockholders. Accordingly, during his term in 2015, Mr. Anderson only received compensation as an executive officer of our Company and not as a director of our Company. Mr. Sullivan receives no compensation from our Company as a director because his employer's policies do not allow it, but he is reimbursed for his reasonable expenses.

In August 2013, Cook & Co. conducted a competitive review of our non-employee director compensation program and suggested changes for the Compensation Committee's consideration. Based on the recommendations by the Compensation Committee, our Board of Directors revised certain aspects of our non-employee director compensation, effective August 7, 2013. The following sets forth the compensation structure that became effective as of August 7, 2013 and was in place during 2015:

Annual Retainer for Service on our Board	$60,000

Annual Equity Award for Service on our Board	$110,000 of restricted stock units based upon the closing price of our Common Stock on the grant date, which is in March of each year. The restricted stock units are granted under our 2003 Incentive Plan and have a one-year vesting period.

Annual Retainer for Lead Director	$30,000

Annual Retainers for Chairs of Audit, Compensation and Nominating & Corporate Governance Committees	Audit: $20,000 Compensation: $20,000 Nominating & Corp. Governance: $12,500

Annual Retainer for Committee Membership	$12,500

Expenses	The reasonable expenses incurred by each director (including employee directors) in connection with the performance of their duties are reimbursed.

Non-Employee Director Equity Award Programs

In addition, our Director Phantom Stock Plan offers our non-employee directors the opportunity to defer cash compensation otherwise payable and to receive that compensation (to the extent that it is actually earned by service during that period) in cash or in shares of Common Stock as elected by the director, after termination of the director's service or on a specified payment date. Such compensation includes the annual cash retainers payable to our non-employee directors. Substantially all of our current non-employee directors during his or her term of service elected to receive all or a portion of such compensation in Common Stock. Deferred amounts are generally credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the average fair market value of our Common Stock for the preceding 10 trading days. Stock unit balances are credited with additional stock units as dividend equivalents and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 500,000 shares of our Common Stock may be issued in total under our Director Phantom Stock Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in case of the death or disability of a director or, upon or after a change of control event, the termination of his or her services as a director.

Our Company has a deferral program for the equity compensation of our non-employee directors which allows them to defer the receipt of all or a portion of their restricted stock unit awards and receive the underlying Common Stock after termination of service or a specified payment date. Any dividends payable with respect to those deferred restricted stock units will also be deferred and will be paid in accordance with their payment election. The deferred dividend equivalents may be paid in cash or converted into additional restricted stock units and ultimately paid in shares of our Common Stock on a one-to-one basis. The vesting of the restricted stock units is accelerated in case of the death or disability of a director or upon a change of control event.

2015 Non-Employee Director Compensation

The following table summarizes the compensation paid, awarded or earned with respect to each of our non-employee directors during 2015.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Douglas D. Abbey	35,417	118,020	(3)	—	—	—	—	153,437
John H. Alschuler	42,292	40,955		—	—	—	—	83,247
Steven R. Hash	49,583	40,955		—	—	—	—	90,538
Fred S. Hubbell	115,651	110,000		—	—	—	—	225,651
Diana M. Laing	92,500	110,000		—	—	—	—	202,500
Stanley A. Moore	35,850	118,020	(3)	—	—	—	—	153,870
Mason G. Ross	85,000	110,000		—	—	—	—	195,000
Dr. William P. Sexton	35,417	118,020	(3)	—	—	—	—	153,437
Steven L. Soboroff	92,418	110,000		—	—	—	—	202,418
Andrea M. Stephen	103,959	110,000		—	—	—	—	213,959
John M. Sullivan	—	—		—	—	—	—	—

(1)
Pursuant to our Director Phantom Stock Plan, each director receiving compensation, except Messrs. Hash and Soboroff, elected to defer fully his or her annual cash retainers for 2015 and to receive such compensation in Common Stock at a future date. Therefore, for 2015 compensation, Messrs. Abbey, Alschuler, Hubbell, Moore and Ross, Mses. Laing and Stephen and Dr. Sexton were credited with 115, 476, 1,874, 594, 1,176, 2,494, 1,524 and 557 stock units, respectively, which vested during 2015 as their service was provided. The amounts shown for Messrs. Abbey, Moore and Dr. Sexton represent the prorated share of their director fees through May 28, 2015, the last date on which they each served as a director.

(2)
The amounts shown represent the grant date fair value computed in accordance with Statement of Financial Accounting Standards Bulletin ASC Topic 718 referred to as "FASB ASC Topic 718," of restricted stock awards granted under our 2003 Incentive Plan. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of stock awards during 2015 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 18 to our audited financial statements for the fiscal year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2016.

For Messrs. Abbey, Moore and Dr. Sexton, the grant date fair value of their restricted stock award calculated as described above was $110,000 and the remaining amount in this column reflects the modification of their unvested restricted stock awards in connection with the termination of their service as a director. See also, footnote (3) below.

  Except for Mr. Sullivan, each of our non-employee directors received 1,268 restricted stock units on March 6, 2015 under our 2003 Incentive Plan. The closing price of our Common Stock on that date was $86.72. Messrs. Alschuler and Hash each received 500 restricted stock units upon joining our Board on May 28, 2015. The closing price of our Common Stock on that date was $81.91.

(3)
The Compensation Committee modified their awards upon their termination from service on our Board to permit their unvested restricted stock and restricted stock units to continue to vest in accordance with their original vesting schedules. $24,060 of the amount in this column reflects the incremental fair value of these awards, computed as of the modification date in accordance with FASB ASC Topic 718.

As of December 31, 2015, our non-employee directors held the following number of unvested shares of restricted stock, unpaid phantom stock units and unvested restricted stock units:

Name	Unvested Shares of Restricted Stock (#)	Unpaid Phantom Stock Units (#)	Unvested Restricted Stock Units (#)
Douglas D. Abbey	—	8,835	—
John H. Alschuler	—	496	500
Steven R. Hash	—	—	500
Fred S. Hubbell	403	61,363	1,268
Diana M. Laing	403	27,699	1,268
Stanley A. Moore	—	38,030	—
Mason G. Ross	403	8,219	1,268
Dr. William P. Sexton	—	35,511	—
Steven L. Soboroff	—	—	1,268
Andrea M. Stephen	403	4,591	1,268
John M. Sullivan	—	—	—

Executive Officers

The following table sets forth, as of March 31, 2016, the names, ages and positions of our executive officers and the year each became an officer.

Name	Age	Position	Officer Since
Arthur M. Coppola	64	Chairman of the Board of Directors and Chief Executive Officer	1993
Edward C. Coppola	61	President	1993
Thomas E. O'Hern	60	Senior Executive Vice President, Chief Financial Officer and Treasurer	1993
Robert D. Perlmutter	54	Senior Executive Vice President and Chief Operating Officer	2012
Thomas J. Leanse	62	Senior Executive Vice President, Chief Legal Officer and Secretary	2012
Randy L. Brant	63	Executive Vice President, Real Estate	2001
Eric V. Salo	50	Executive Vice President and Chief Strategy Officer	2000

Executive Officer Equity Ownership

The following table sets forth, as of the record date, March 21, 2016, the number of shares of our Common Stock and OP Units beneficially owned by each of the executive officers named in the Summary Compensation Table on page 45 of this Proxy Statement, whom we refer to as our "named executive officers."

Name	Amount and Nature of Beneficial Ownership of Common Stock and OP Units(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)	Percent of Common Stock(2)
Arthur M. Coppola	2,833,460(3)(4)	1.86%	2,529,240(5)	1.67%
Edward C. Coppola	1,936,991(6)(7)	1.28%	1,552,836(8)	1.03%
Thomas E. O'Hern	253,068(9)	*	198,344(10)	*
Robert D. Perlmutter	136,326(11)	*	117,074(11)	*
Thomas J. Leanse	121,588(12)	*	114,545(13)	*

*
The percentage of shares beneficially owned by this executive officer does not exceed one percent of our outstanding shares of Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock and/or OP Units listed.

(2)
Assumes that all OP Units and LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(3)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child and 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager.

(4)
Includes 107,679 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011 and are currently exercisable, 304,635 vested LTIP Units and 58,604 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. A. Coppola has 126,594 unvested performance-based LTIP Units.

(5)
Includes 1,764,055 OP Units that are held by family limited liability companies of which Mr. A. Coppola is the sole manager, 304,635 vested LTIP Units and 58,604 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. A. Coppola has 126,594 unvested performance-based LTIP Units.

(6)
Includes 5,001 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership, 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children.

(7)
Includes 76,508 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011 and are currently exercisable, 137,132 vested LTIP Units and 21,392 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. E. Coppola has 50,637 unvested performance-based LTIP Units.

(8)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership, 137,132 vested LTIP Units and 21,392 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. E. Coppola has 50,637 unvested performance-based LTIP Units.

(9)
Includes 4,200 shares of Common Stock held for Mr. O'Hern under our 401(k)/Profit Sharing Plan and 123,988 OP Units. Also includes 4,147 shares held by Mr. O'Hern as custodian for his children, 1,378 shares

  Mr. O'Hern holds jointly with his son, 63,893 vested LTIP Units and 10,463 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. O'Hern has 28,131 unvested performance-based LTIP Units.

(10)
Includes 123,988 OP Units, 63,893 vested LTIP Units and 10,463 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. O'Hern has 28,131 unvested performance-based LTIP Units.

(11)
Includes 54,178 OP Units held in trust by Mr. Perlmutter as trustee, 54,836 vested LTIP Units and 8,060 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. Perlmutter has 21,099 unvested performance-based LTIP Units.

(12)
Includes 44,840 OP Units. Also includes 7,043 shares subject to options granted to Mr. Leanse under our 2003 Incentive Plan that are currently exercisable, 61,178 vested LTIP Units and 8,527 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. Leanse has 3,521 shares subject to options that become exercisable after May 20, 2016 and 19,340 unvested performance-based LTIP Units.

(13)
Includes 44,840 OP Units, 61,178 vested LTIP Units and 8,527 service-based LTIP Units that will vest after May 20, 2016. In addition to the securities disclosed in the above table, Mr. Leanse has 19,340 unvested performance-based LTIP Units.

Executive Officer Biographical Information

Biographical information concerning Messrs. A. Coppola and E. Coppola is set forth above under the caption "Information Regarding our Director Nominees."

Thomas E. O'Hern became one of our Senior Executive Vice Presidents in September 2008 and has been our Chief Financial Officer and Treasurer since July 1994. Mr. O'Hern was an Executive Vice President from December 1998 through September 2008 and served as a Senior Vice President from March 1993 to December 1998. From our formation to July 1994, he served as Chief Accounting Officer, Treasurer and Secretary. From November 1984 to March 1993, Mr. O'Hern was a Chief Financial Officer at various real estate development companies. He was also a certified public accountant with Arthur Andersen & Co. and he was with that firm from 1978 through 1984. Mr. O'Hern is a member of the board of directors, the audit committee chairman and a member of the nominating and corporate governance committee of Douglas Emmett, Inc., a publicly traded REIT. Mr. O'Hern also serves on The USC Marshall School of Business Board of Leaders.

Robert D. Perlmutter became one of our Senior Executive Vice Presidents and was appointed our Chief Operating Officer in February 2016 and is responsible for leasing, operation and development activities. Mr. Perlmutter served as our Executive Vice President of Leasing from April 2012 through February 2016, directing retail leasing. Before joining our Company, Mr. Perlmutter was the managing member of Davis Street Land Company, a privately-held real estate company focused on the management, development and ownership of upscale shopping centers from 1998 until March 2012. He was the Chief Executive Officer of Heitman Retail Properties, where he supervised overall operations and growth of its retail holdings from 1990 to 1998. Mr. Perlmutter is a member of the board of trustees of Chatham Lodging Trust, a publicly traded REIT which invests in upscale extended-stay hotels and premium-branded select-service hotels. In addition, he is a member of the International Council of Shopping Centers.

Thomas J. Leanse joined our Company on September 1, 2012 as one of our Senior Executive Vice Presidents, and has been our Chief Legal Officer and Secretary since October 1, 2012. Prior to joining our Company, Mr. Leanse was a partner at Katten Muchin Rosenman LLP from 1992 through 2012, where he specialized in the shopping center industry, representing various developers, in addition to acting as amicus curiae for the International Council of Shopping Centers. Mr. Leanse received his JD from the University of San Diego School of Law in 1978, after graduating from UC San Diego in 1975 with a BA in Political Science and a minor in Economics. He was a partner in the Los Angeles office of Pepper Hamilton & Scheetz from 1987 to 1992, and an associate and then partner at the Long Beach office of Ball, Hunt, Hart, Brown and Baerwitz. Prior to that he was employed in Chicago, Illinois at the office of the Trust Counsel for Harris Bank and was also an Assistant State's Attorney in the Cook County State's Attorney's Office. Mr. Leanse has also acted as General Counsel to the US Ski Association and the US Ski Team. Mr. Leanse is on the Board of Directors of Cedars Sinai Medical Center and was an officer of the Pacific Southwest Region of the Anti-Defamation League.

Randy L. Brant joined our Company in 2001 as our Senior Vice President of Development Leasing and was appointed our Executive Vice President of Real Estate in December 2007 and oversees our development operations. He has over 35 years of experience in the retail industry, specializing in upscale and entertainment-driven retail developments. Before joining our Company, he was President of Gordon/Brant, LLC, an international developer specializing in entertainment-oriented retail centers known for creating the first two phases of The Forum Shops at Caesar's Palace. Mr. Brant also previously served as Vice President of Real Estate for Simon Property Group and Vice President of Leasing for Forest City Enterprises. Mr. Brant began his career with the Ernest Hahn Company, where he was manager of shopping centers and went on to become Vice President of Leasing for the company.

Eric V. Salo has been one of our Executive Vice Presidents since February 2011 and was appointed our Chief Strategy Officer in February 2016, directing the areas of asset management, property management, business development and marketing. Mr. Salo joined our Company in 1987 working in the acquisitions group, served as our Senior Vice President of Strategic Planning from August 2000 to November 2005, then as a Senior Vice President of Asset Management from November 2005 to February 2011, overseeing our Company's joint venture partner relationships, real estate portfolio performance and ancillary revenue programs. Mr. Salo served as board chairman of the Cancer Support Community—West Los Angeles, a non-profit organization providing cancer support and education from January 2009 to June 2012. In addition, Mr. Salo is a member of the International Council of Shopping Centers and directs a tuition assistance program through The Seattle Foundation.

The following Report of the Compensation Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or "Exchange Act," or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

 Compensation Committee Report

The Compensation Committee of the Board of Directors of The Macerich Company, a Maryland corporation, has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2015 and this Proxy Statement for our 2016 Annual Meeting of Stockholders.

The Compensation Committee
Andrea M. Stephen, Chair Steven R. Hash Steven L. Soboroff

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion & Analysis ("CD&A") describes the material elements of our Company's executive compensation program, how it is designed to support the achievement of our key strategic and financial objectives, and the compensation decisions the Compensation Committee made under the program for our named executive officers, who for 2015 were:

Named Executive Officers	Title in 2015

Arthur M. Coppola	Chairman and Chief Executive Officer

Edward C. Coppola	President

Thomas E. O'Hern	Senior Executive Vice President, Chief Financial Officer and Treasurer

Robert D. Perlmutter	Executive Vice President, Leasing(1)

Thomas J. Leanse	Senior Executive Vice President, Chief Legal Officer and Secretary

(1)
On February 12, 2016, Robert Perlmutter was promoted to Senior Executive Vice President and Chief Operating Officer of our Company.

 Executive Summary

Business Highlights

2015 was a year of continued operational excellence for our Company, as evidenced by our performance against key performance metrics, as well as significant value-creative, strategic achievements. These include:

Operational	• FFO per diluted share grew 9.7% in 2015 to $3.95(1), compared to $3.60 in 2014
• Same center NOI grew 6.5%
• Gross margins expanded to 69.2% in 2015, a 247 basis point improvement over 2014
• Mall tenant annual sales per square foot increased 8.2% to $635 for 2015, up from $587 in 2014

Leasing	• Occupancy levels increased to 96.1% at year-end 2015, compared to 95.8% at year-end 2014
• Releasing spreads for 2015 were up 14.2%

Development	• Broadway Plaza: 235,000 square foot expansion underway, with first phase opened in November 2015. A total of 45 new stores opening in the expanded center were announced
• Santa Monica Place: new ArcLight Cinema and Cheesecake Factory opened in November 2015
• Green Acres Mall: 335,000 square foot power center is underway, 85% pre-leased, with completion expected in Fall 2016
• Fashion Outlets of San Francisco and Fashion Outlets of Philadelphia projects: the launch of these projects was announced

Strategic

•

Entered into joint ventures with GIC, a foreign sovereign wealth fund (40% interest in five assets), and Heitman (49% interest in three assets), generating $2.3 billion in cash proceeds, including $1.1 billion of excess financing proceeds

• Returned a total of $4.00 per share to stockholders of record at the close of business on November 12, 2015 in the form of two special dividends paid in December 2015 and January 2016, respectively
• Successfully launched a $1.2 billion stock repurchase program

Sustainability	In recognition of its leadership in sustainability, our Company received the following key awards in 2015:
• Retail "Leader in the Light" Environmental Award for the second straight year from the National Association of Real Estate Investment Trusts
• Award of Excellence for "Best Building Mixed-Use-Project" from the Northern Virginia Chapter of the NAIOP, the Commercial Real Estate Development Association, for Tysons Corner Center
• #1 ranking in the U.S. Retail Sector for sustainability performance for real estate portfolios around the world, according to scores published by Global Real Estate Sustainability Benchmark (GRESB)
• Numerous LEED® Gold certifications from the U.S. Green Building Council

(1)
Excluding costs related to an unsolicited hostile takeover attempt and proxy contest.

In 2015, our Company continued the sector-leading progress we have made in recent years, demonstrating our ability to consistently seize opportunities and further strengthen our Company and our growth prospects.

Over the past three years, FFO per diluted share(1), sales per square foot and occupancy have continuously improved. For additional information about these financial metrics, see our Annual Report on Form 10-K for the year ended December 31, 2015.

FFO per Share—Diluted	Sales per Square Foot

Occupancy at Year-End

(1)
FFO per share-diluted represents funds from operations per share on a diluted basis, excluding the gain or loss on early extinguishment of debt and adjusting for certain items in 2012 related to Shoppingtown Mall, Valley View Center and Prescott Gateway. For 2015, FFO per share-diluted excludes costs related to an unsolicited hostile takeover attempt and proxy contest. For the definition of FFO per share-diluted and a reconciliation of FFO per share-diluted to net income per share attributable to common stockholders-diluted, see Appendix I of this Proxy Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Funds from Operations and Adjusted Funds from Operations" in our Annual Report on Form 10-K for the year ended December 31, 2015.

Our strong operating performance has created significant long-term value for stockholders. Our one-year, three-year, and five-year total stockholder return ("TSR") outperformed the FTSE NAREIT All Equity REITs Index and the S&P 500 Index over all three periods.

2015 Say-on-Pay Vote and Stockholder Outreach Efforts

At our 2015 annual stockholders' meeting, approximately 56% of the votes cast were in favor of the advisory resolution to approve our Company's executive compensation program. This level of support was a significant decline from the 2014 vote, when approximately 98% of the votes cast were in favor of this proposal. Following the 2015 annual meeting, the Compensation Committee conducted an extensive stockholder outreach campaign through which our Compensation Committee Chair and Senior Executive Vice President and Chief Financial Officer met in-person with stockholders representing over 56% of our outstanding shares of Common Stock to gather feedback on our executive compensation program and areas for potential improvement. Based on what we learned, we confirmed the appropriateness of certain changes we had already started to implement, and made additional changes to our executive compensation program, as summarized below:

Compensation Highlights

Compensation Elements.    The following chart summarizes, for each component of our executive compensation program, the objectives and key features and the compensation decisions made by the Committee for our named executive officers for 2015:

Target Total Direct Compensation Mix

Chief Executive Officer
2015 Pay Mix

Other Named Executive Officers
2015 Pay Mix

Compensation and Corporate Governance

Our executive compensation and corporate governance programs are designed to closely link pay with operational performance and increases in long-term stockholder value while minimizing excessive risk-taking. To help us accomplish these important objectives, we have adopted the following policies and practices:

  No Excessive Risk Taking.    Our compensation program is designed to not incentivize excessive risk taking by participants.

  No Employment Agreements.    As of January 1, 2016, we had no employment agreements and one remaining management continuity agreement for one named executive officer.

  No Excise Tax Gross-Ups.    In December 2015, the only two remaining management continuity agreements that provided for excise tax gross-ups expired. As a result, none of our Company's executives are entitled to any change of control excise tax gross-ups.

  Double-Trigger Equity Vesting.    Effective with the 2016 equity grants, our equity awards are subject to double-trigger vesting acceleration in connection with a change of control.

  Robust Stock Ownership Guidelines.    We have robust stock ownership policies for our named executive officers and directors and each individual who is subject to them is in compliance with those policies. See "Stock Ownership Policies" on page 43 of this Proxy Statement.

  Holding Period.    Until the minimum required stock ownership level is achieved, our named executive officers must retain 50% of net-after-tax profit shares from equity compensation awards. See "Stock Ownership Policies" on page 43 of this Proxy Statement.

  Clawback Policy.    We have a clawback policy that allows us to recover incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer's incentive compensation would have been lower had the financial results been properly reported.

  No Repricing.    We do not reprice underwater options or SARs or exchange underwater options or SARs for other awards or cash, without prior stockholder approval.

  Anti-Hedging Policy.    We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company.

  Anti-Pledging Policy.    In addition, we have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our Company's securities. Currently, no shares of our Company are pledged by our directors and executive officers.

  Independent Compensation Consultant.    The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

Compensation Philosophy and Objectives

Our executive compensation program is designed to achieve the following objectives:

  •
  Attract, retain and reward experienced, highly-motivated executives who are capable of leading our Company in executing our ambitious growth strategy.

  •
  Link compensation earned to achievement of our Company's short-term and long-term financial and strategic goals.

  •
  Align the interests of management with those of our stockholders by providing a substantial portion of compensation in the form of equity-based incentives and maintaining robust stock ownership requirements.

  •
  Adhere to high standards of corporate governance.

The Committee believes strongly in linking compensation to corporate performance: the annual incentive awards (which for 2015 were entirely in the form of equity awards) are primarily based on overall corporate performance and the earned value of 75% of the long-term incentive equity awards depended on our 2015 TSR relative to the Equity Peer REITs. The Committee also recognizes individual performance in making its executive compensation decisions. The Committee believes this is the best program overall to attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders. The Committee believes it utilizes the right blend of cash and equity to provide appropriate incentives for executives while aligning their interests with those of our stockholders and encouraging the executives' long-term commitment to our Company. The Committee does not have a strict policy to allocate a specific portion of compensation to our named executive officers between cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive.

Inputs to Compensation Decisions

Role of the Compensation Committee.    The Committee reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of three independent directors, Ms. Stephen and Messrs. Soboroff and Hash.

Role of Management.    Management, under the leadership of Mr. A. Coppola, develops our Company's strategy and corresponding internal business plans, which our executive compensation program is designed to support. Mr. A. Coppola also provides the Committee with his evaluation of the performance of and his recommendations on compensation for his direct reports, including the other named executive officers.

Role of Compensation Consultant.    The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. As requested by the Committee, our compensation consultant periodically provides reviews of the various elements of our compensation programs, including evolving compensation trends and market survey data.

The Committee retained Cook & Co. as its independent compensation consultant with respect to our compensation programs. Cook & Co.'s role is to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Committee considered the independence of Cook & Co. and determined that its engagement of Cook & Co. does not raise any conflicts of interest with our Company or any of our directors or executive officers. Cook & Co. provides no other consulting services to our Company, our executive officers or directors.

Role of Data for Peer Companies.    Cook & Co. periodically conducts competitive reviews of our executive compensation program. In 2015, Cook & Co. conducted such a review, including a competitive analysis of pay opportunities for our named executive officers as compared to the twenty U.S. publicly traded REITs selected by the Compensation Committee. These REITs were selected because they are considered comparable to our Company primarily in terms of size, but also with consideration of property focus. We feel that size, as measured by total capitalization, and, where applicable, a focus on the retail sector, best depict a complexity and breadth of operations, as well as the amount of capital and assets managed, similar to our Company. The peer group REITs are:

Alexandria Real Estate Equities, Inc.	Kilroy Realty Corporation
AvalonBay Communities, Inc.	Kimco Realty Corporation
Boston Properties, Inc.	Prologis, Inc.
Digital Realty Trust, Inc.	Regency Centers Corporation
Douglas Emmett, Inc.	Simon Property Group, Inc.
Equity Residential	SL Green Realty Corp.
Federal Realty Investment Trust	Tanger Factory Outlets
General Growth Properties, Inc.	Taubman Centers, Inc.
HCP, Inc.	Ventas, Inc.
Host Hotels & Resorts, Inc.	Vornado Realty Trust

The Committee reviews compensation practices at peer companies to inform itself and aid it in its decision-making process so it can establish compensation programs that it believes are reasonably competitive. The Committee, however, does not set compensation components to meet specific benchmarks. Instead the Committee focuses on a balance of annual and long-term compensation, which is heavily weighted toward "at risk" performance-based compensation. Peer group data is not used as the determining factor in setting compensation because each officer's role and experience is unique. The Committee believes that ultimately the decision as to appropriate compensation for a particular officer should be made based on a full review of that officer's and our Company's performance.

Compensation for 2015 Performance

Compensation opportunities for each named executive officer consisted of a base salary, an annual bonus opportunity, and long-term incentives, each of which are described in more detail below.

    Base Salary.    The 2015 base salaries of our named executive officers remained unchanged from 2014. As they do annually, the Committee members reviewed these salary levels and determined that they were appropriate based on the factors identified above.

    Annual Incentive Structure—Rigorous Goals to Align Compensation with Performance.    Each executive officer has a target annual incentive opportunity, expressed as a percentage of base salary. Target bonus is 200% of base salary for the CEO and President, and 150% of base salary for the other named executive officers. The Committee sets target bonuses for Messrs. A. Coppola and E. Coppola at a higher percentage of base salary than the other executives because as the CEO and President, respectively, they are our strategic leaders and manage and direct our other named executive officers. Actual bonuses can range from 0% to 200% of each executive's target bonus, based on the Committee's assessment of annual performance against the objectives established for the year.

    Under our annual incentive program, the Compensation Committee evaluates performance against a "scorecard" of performance objectives established at the beginning of the year. These rigorous scorecard goals are designed to reward the successful execution of our strategies. Based on our internal operating plans, the Committee establishes target objectives for each of the quantitative and qualitative metrics on the scorecard. In 2015, the Compensation Committee assigned weightings to the three key categories of the scorecard—financial, strategic and individual—to ensure that achievement of the financial objectives (weighted 50%) would have the strongest impact on actual earned bonuses. The 2015 scorecard measures, as well as actual achievement versus each goal, are outlined in the following table:

Financial Measures–Weighted 50%

Measure	Target	Maximum	Actual
FFO per diluted share	$3.85	$3.90	$3.95(1)
Same Center NOI Growth	4.5%	5.25%	6.5%
Margin Expansion(2)	200 bps	250 bps	247 bps
Stabilized Development Yields	+/–50 bps of expected	> 50 bps of expected	Within 50 bps of expected

(1)
Excluding costs related to an unsolicited hostile takeover attempt and proxy contest.

(2)
Excluding properties acquired or disposed of during the year.

Because performance on the FFO per share and same center NOI growth metrics exceeded maximum, performance on the margin expansion metric approximated maximum, and performance on the stabilized development yield metric was in the target range, the Compensation Committee scored this category near, but below the maximum at 180% of target.

Strategic Measures–Weighted 30%

Measure	Target	Actual

Capital Recycling	Continue portfolio management of recycling out of non-core assets and redeploying proceeds	Significantly Exceeded. Sold Panorama Mall in November 2015. Also, successfully closed joint ventures with GIC and Heitman, generating $2.3 billion in proceeds, the majority of which were used to fund the special dividend and our share repurchase program.

NAV Education	Close gap between market's perception of our portfolio NAV and reality through investor education	Exceeded. Valuation of joint venture sales to GIC and Heitman demonstrate improved understanding of our NAV as they represent a good cross-section of our entire portfolio. Following such sales, several analysts materially increased their estimates of our portfolio NAV.

Acquisitions	Opportunistically source strategic acquisitions	Achieved. Successfully reached an agreement to acquire a 50% interest in Country Club Plaza.

Leasing, Development and Redevelopment	Effectively execute planned expansions, development, redevelopment, pre-lease percentage, etc. Source new embedded redevelopment opportunities within existing portfolio	Mostly Achieved.

•

Schematic plans completed for two centers: Westside Pavilion and Washington Square

•

Progress made on Seritage joint venture. Deal approved and documented with Primark to take approximately one-half of the Sears store at Kings Plaza

•

Fashion Outlets of San Francisco and Fashion Outlets of Philadelphia development projects underway

•

Broadway Plaza first phase is 85% pre-leased with a projected Q2 2016 opening

•

Green Acres Commons is 80% pre-leased with a projected Q3 2016 opening

Measure	Target	Actual

Portfolio Common Area Revenue Generation	Effectively execute holistic merchandising and revenue generation plans for common areas of properties, while striving to elevate the customer experience	Achieved. Total common area revenue increased approximately $6 million in 2015 or approximately 6%. 100 new kiosk deals executed in 2015, which are expected to position our Company well for continued growth in 2016.

Because we achieved virtually all of the strategic metrics, and significantly exceeded expectations on capital recycling and NAV education, the Compensation Committee scored this category between target and maximum at 150% of target.

Individual Performance–Weighted 20%

The Committee evaluated the 2015 individual performance of our named executive officers, with Mr. A. Coppola advising the Committee with respect to the performance of the other executives. As part of this process, the Committee discussed with Mr. A. Coppola his evaluation of the contributions of each executive, including with respect to our 2015 corporate achievements.

The Committee noted the following:

With respect to Mr. E. Coppola:    his continued leadership regarding our strategic dispositions, acquisitions and developments, including his involvement in the October 2015 transaction with GIC. The Committee also noted Mr. E. Coppola's responsibility for the Tysons Corner Center, Fashion Outlets of Niagara Falls USA and Broadway Plaza developments. His knowledge of the real estate markets as well as his significant relationships with real estate owners, partners and governmental officials were critical to the success of our disposition, acquisition and development strategies.

With respect to Mr. O'Hern:    his success in strengthening our balance sheet, including reducing our leverage and completing approximately $3.0 billion of debt financing transactions, managing to a sector leading (6.5%) same center NOI growth (above the high end of expectations) and critical involvement in the structuring, negotiating and financing of the October 2015 joint venture transaction with GIC and the joint venture transaction with Heitman (which closed early January 2016) which together generated over $2.3 billion of proceeds to Macerich. In addition, in November 2015, Mr. O'Hern negotiated and implemented a $400 million accelerated stock repurchase program which successfully retired 5.1 million shares of Macerich at an average price of $78.26.

With respect to Mr. Perlmutter:    his role in achieving our industry-leading leasing results, including the highest occupancy in a decade, double-digit releasing spreads and his work with Messrs. A. Coppola and E. Coppola with respect to our achievements relating to acquisitions, dispositions and redevelopments. In addition, Mr. Perlmutter put a leasing succession plan in place to allow for a more strategic impact.

With respect to Mr. Leanse:    his key role in advising management and the Board in connection with an unsuccessful unsolicited takeover attempt and proxy contest, including related litigation prosecuted by activist investors; his involvement in negotiating the joint venture transactions with GIC and Heitman; the acquisition of interests in nine Sears locations in a joint venture with Seritage and negotiating and launching our $1.2 billion stock repurchase program. The Committee also noted his significant part in negotiating acquisitions and dispositions, including the Company's joint venture with The Taubman Company to acquire Country Club Plaza in Kansas City, Missouri.

With respect to Mr. A. Coppola:    in determining Mr. A. Coppola's annual incentive bonus, the Committee reviewed with Mr. A. Coppola his 2015 accomplishments against his goals. Goals for 2015 included corporate, financial, strategic and operational objectives in support of our 2015 corporate goals previously described. Some of the noteworthy accomplishments achieved by Mr. A. Coppola that were considered by the Committee are as follows:

  •
  Joint Ventures, Special Dividend and Stock Repurchase Program.  Mr. A. Coppola was primarily responsible for our strategic joint ventures with GIC and Heitman. These joint ventures with two top institutional partners generated over $2.3 billion in proceeds to Macerich which were used to pay $4.00 in special dividends to stockholders and to implement a previously approved $1.2 billion stock repurchase program and reduce leverage.

  •
  Development/Redevelopment Activity.  The Committee recognized Mr. A. Coppola's critical role with respect to our achievements relating to our key developments and redevelopments, including the office, residential and hotel towers at Tysons Corner Center and the redevelopment and expansion of Broadway Plaza. Consistent with Mr. A. Coppola's strategic vision, we are successfully recycling our capital from the disposition of our non-core assets into our key developments in our core markets.

  •
  Strategic Accomplishments.  Mr. A. Coppola led Macerich through a transformational year in 2015 by posting sector leading operating performance in addition to creating new and expanding existing strategic relationships. He is primarily responsible for Macerich's continued success in working with our retail tenants to develop and execute omni-channel strategies through which online commerce complements brick and mortar retailing. Mr. A. Coppola also guided the Company to several high profile and industry leading awards in recognition of sustainability initiatives and practices. Additionally, he led a comprehensive succession planning initiative, which resulted in some key organizational changes which will allow Macerich to continue its path of growth with stability.

The Committee believes that Mr. A. Coppola's management and direction of our executive team was critical to the performance of our Company in 2015 and that, as CEO, he was ultimately responsible for our tremendous corporate performance through his leadership and strategic vision.

Based on each executive's significant accomplishments, many of which exceeded target objectives, the Compensation Committee scored this category between target and maximum at 150% of target for each executive.

The Committee scored the financial, strategic, and individual components as follows in determining earned bonus amounts for 2015 performance:

		Score

	Weighting	% of Target	Weighted

Financial Metrics	50%	180%	90%

Strategic Metrics	30%	150%	45%

Individual Metrics	20%	150%	30%

Total Score	100%		165%

Earned bonuses were awarded in the form of fully-vested LTIP Units, to further promote alignment with stockholders. Under applicable SEC rules, equity awards are reported as compensation in the tables below in this Proxy Statement for the year in which the award was granted, not the year to which the performance relates. Accordingly, the LTIP Units awarded as annual incentive compensation based on 2015 performance described above will be reported in those tables in next year's proxy statement as compensation for 2016. Thus, the compensation for our named executive officers for 2015 reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table below includes the LTIP Units awarded to each executive early in 2015 for 2014 performance. See "2015 Total Compensation" below.

Long-Term Incentives–75% Performance-Based and Tied to Achieving Strong Relative Returns

Since 2006, our Company has utilized a long-term equity-based incentive program as an important means to align the interests of our executives and our stockholders, to encourage our executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure.

For 2015, the Committee approved for each named executive officer an aggregate grant date fair value for these awards, to be granted in the form of LTIP Units. That amount was divided between two types of LTIP Units as follows:

Performance-Based LTIP Units (75%).    Could be earned from 0% to 150% of the target number of units awarded based on our TSR performance for 2015 relative to the Equity Peer REITs. Half of the 2015 performance-based LTIP Units also required our absolute TSR in 2015 to be at least 3% for the LTIP Units to be earned.

Payouts, as a percentage of target units, for the performance-based LTIP Units for various levels of absolute and relative performance are outlined in the following table, with linear interpolation for performance between performance levels.

	MAC Relative TSR Percentile Ranking

2015 TSR	< 25th %-ile	25th %-ile	50th %-ile	> 75th %-ile

If Absolute TSR > 3%	0%	50%	100%	150%

If Absolute TSR < 3%	0%	25%	50%	75%

Earned units must be held an additional two years (until December 31, 2017) to further align executives' interests with those of stockholders.

Service-Based LTIP Units (25%).    Vest in equal annual installments over a three-year period to promote retention and further alignment of our executive's interests with those of our stockholders.

The Committee reviewed peer group data relating to the allocation of long-term incentive equity awards between performance-based and service-based grants and determined that 75% performance-based was a higher percentage than the median mix between performance-based and time-based equity among the peer group, but consistent with our emphasis on "at risk" compensation. For the performance-based component, the Committee considered the range of potential realizable values that our executives could earn to ensure that the awards would be both reasonably competitive and appropriate to motivate our leadership team. The factors considered by the Committee in making awards to the different named executive officers were similar to those considered for annual incentive awards: Mr. A. Coppola's critical role in driving the performance of our Company and formulating our strategic vision and the other named executive officers' roles in executing that strategy within their respective areas of responsibility.

For 2015, our TSR relative to the stockholder return of the Equity Peer REITs was at the 65th percentile and our absolute TSR was 5%, exceeding the 3% absolute TSR hurdle, resulting in vesting at 130% of target.

2015 Total Compensation

We are including this supplemental information to provide a more meaningful view of the compensation of our named executive officers for their performance during 2015. The table below shows each named executive officer's salary, annual long-term incentive equity award grant value, bonus for services performed in 2015 and all other compensation. This table, in contrast to the Summary Compensation Table on page 45 of this Proxy Statement, includes equity awards granted under our annual incentive award program in 2016 for services performed in 2015 and excludes equity awards granted under our annual incentive award program in 2015 for services performed in 2014.

Executive	Salary	Annual Incentive Earned for 2015(1)	Long-Term Incentive Award Value(2)	All Other Compensation	Total Compensation

Arthur M. Coppola	$1,000,000	$3,299,947	$8,999,946	$93,129	$13,393,022

Edward C. Coppola	$800,000	$2,639,974	$2,999,883	$126,080	$6,565,937

Thomas E. O'Hern	$550,000	$1,361,210	$1,249,863	$69,256	$3,230,329

Robert D. Perlmutter	$500,000	$1,237,500	$999,962	$57,330	$2,794,792

Thomas J. Leanse	$500,000	$1,237,500	$1,249,863	$45,229	$3,032,592

(1)
Earned annual incentives were awarded in the form of fully-vested LTIP Units on March 4, 2016, with the number of LTIP Units based on the closing price of our Common Stock on the New York Stock Exchange on such date.

(2)
These amounts represent the sum of the aggregate grant date fair value of performance-based LTIP Unit awards (75% of the aggregate grant value) and service-based LTIP Unit awards (25% of the aggregate grant value) granted in January 2015 to each of our named executive officers, the terms of which are described above.

Changes to 2016 Long-Term Incentive Program Based on Stockholder Feedback.

Based on feedback from stockholders during our extensive outreach campaign in 2015, the Compensation Committee made the following changes to the program for 2016:

  •
  The performance period for the performance-based LTIP Units has been lengthened to three years to better measure our long-term sustained stockholder value creation.

  •
  Stockholders' sentiment was that our relative performance was the most important metric to use in determining the number of performance-based LTIP Units earned and the inclusion of the absolute TSR threshold for half of the performance-based LTIP Units was generally not understood by our stockholders and is a measure seldom used by other REITs; accordingly, we eliminated the absolute TSR threshold in favor of a relative performance measure.

  •
  In the event of a change of control, double-trigger vesting acceleration rules will apply. That is, vesting will not accelerate upon a change of control unless either (a) the successor entity does not assume, convert, or replace the LTIP Units into a similar security, or (b) the participant is terminated without "Cause" or resigns for "Good Reason" within 24 months of the change of control.

Employment Agreement.    The employment agreement with Mr. Leanse, our Senior Executive Vice President, Chief Legal Officer and Secretary, expired on December 31, 2015. Mr. Leanse's management continuity agreement remains in effect. For a description of the principal terms of Mr. Leanse's management continuity agreement, see pages 57-58 of this Proxy Statement.

Eliminated Excise Tax Gross-Ups.    The management continuity agreements of Messrs. E. Coppola and O'Hern terminated in December 2015. With the termination of these agreements, all excise tax gross-up provisions have been eliminated.

Other.    Certain of our named executive officers participate in our deferred compensation plan available to all Vice Presidents and above who earn more than $115,000 annually. See the "Nonqualified Deferred Compensation" table on page 55 of this Proxy Statement for more information. We also provide our named executive officers with use of a private aircraft in which our Company owns a fractional interest, to allow them to devote more time to our business. Refer to footnote 6 to the Summary Compensation Table on page 48 of this Proxy Statement for additional detail.

Compensation Governance Policies

Stock Ownership Policies

The Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, the Board has established stock ownership policies for executives and non-employee directors.

Executive Stock Ownership Requirements.    Executives must own Company Common Stock with a value equal to at least the following multiples of their respective base salaries.

Position	Ownership Requirement as Multiple of Base Salary

Chief Executive Officer	6x

Other Named Executive Officers	3x

Non-Employee Director Stock Ownership Requirements.    Non-employee directors must own Common Stock with a value equal to at least five times the annual cash retainer for Board service.

Until the required ownership level is achieved, executives and non-employee directors subject to the guidelines must retain at least 50% of net-after-tax profit shares from equity compensation awards. Net-after-tax profit shares are shares from vesting of equity grants and/or shares received upon exercise of stock options, net of shares tendered or withheld for payment of the exercise price and net of taxes. This retention requirement will also apply if an executive or director becomes non-compliant due to a reduction in stock price.

These policies also set forth the forms of equity interests in our Company which will count toward stock ownership (any pledged securities do not count) and allow the Board to approve exceptions from time to time for this stock ownership policy. Our policy further provides that a non-employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in our Company's securities shall be exempt. Refer to our Guidelines on Corporate Governance, which are posted on our website. All of our directors and named executive officers that are subject to these stock ownership policies are in compliance with them.

Clawback Policy

We have a clawback policy that allows us to recover cash or equity incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer's incentive compensation would have been lower had the financial results been properly reported.

Anti-Hedging/Anti-Pledging Policy

We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company. In addition, we have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our securities. Currently, no shares of our Company are pledged by our directors and executive officers.

Accounting and Tax Issues

The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

LTIP Units.    As described on pages 51-52 of this Proxy Statement, LTIP Units of our Operating Partnership are intended to qualify as "profits interests" for federal income tax purposes and as such initially do not have full parity, on a per unit basis, with our common OP Units with respect to liquidating distributions. Such parity can be achieved over time through priority allocations of "book-up gains" attributable to appreciation of the Operating Partnership's assets. LTIP Units, regardless of when they were issued, are eligible to share in allocable "book-up gains" since the most recent book-up or book-down of the limited partners' capital accounts.

EXECUTIVE COMPENSATION

The following table and accompanying notes show for our named executive officers as of December 31, 2015, the aggregate compensation paid, awarded or earned with respect to such persons in 2013, 2014 and 2015.

Summary Compensation Table—Fiscal Years 2013-2015

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)(3)	Stock Awards ($)(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Arthur M. Coppola,	2015	1,000,000		—	11,999,938	—	93,129	13,093,067
Chairman of the Board	2014	1,000,000		—	12,999,897	—	212,972	14,212,869
of Directors and Chief Executive Officer	2013	992,308	(7)	—	12,063,963	—	68,777	13,125,048
Edward C. Coppola,	2015	800,000		—	5,399,859	—	126,080	6,325,939
President	2014	800,000		—	6,199,914	—	172,177	7,172,091
	2013	800,000		—	4,021,299	—	113,156	4,934,445
Thomas E. O'Hern,	2015	550,000		—	2,549,796	—	69,256	3,169,052
Senior Executive Vice	2014	550,000		—	2,899,866	—	101,459	3,551,325
President, Chief Financial Officer and Treasurer	2013	550,000		—	1,675,552	—	116,557	2,342,109
Robert D. Perlmutter,	2015	500,000		—	2,199,907	—	57,330	2,757,237
Senior Executive Vice	2014	500,000		—	2,499,895	—	55,672	3,055,567
President and Chief Operating Officer(8)	2013	500,000		—	1,340,389	—	104,630	1,945,019
Thomas J. Leanse,	2015	500,000		—	2,449,808	—	45,229	2,995,037
Senior Executive Vice	2014	500,000		—	2,749,904	—	43,970	3,293,874
President, Chief Legal Officer and Secretary	2013	500,000		—	1,675,552	—	41,342	2,216,894

(1)
Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See "Nonqualified Deferred Compensation" table below for more information.

(2)
SEC Reporting of Cash and Equity Awards

In reviewing the Summary Compensation Table, it is important to note that under SEC rules, cash awards are reported in the table for the year that they are earned regardless of when they are paid, while equity awards are reported in the table for the year that they are granted (as determined in accordance with applicable accounting rules) regardless of when they are earned.

(3)
Bonuses Reported in Year 2015

As described in the Compensation Discussion and Analysis above, the annual incentive compensation awards for our named executive officers for their 2015 performances were paid in the form of fully-vested LTIP Units on March 4, 2016. Accordingly, the LTIP Unit bonuses granted to these named executive officers for their 2015 performance will be reported in the "Stock Awards" column for 2016.

  Bonuses Reported in Year 2014

The annual incentive compensation awards for our named executive officers for their 2014 performances were paid in the form of fully-vested LTIP Units on March 6, 2015, and were previously described in the Compensation Discussion and Analysis of our proxy statement filed on May 6, 2015. In accordance with SEC rules, the LTIP Unit bonuses granted to these named executive officers for their 2014 performance are reported in the "Stock Awards" column for 2015. See also footnote (4) below.

Bonuses Reported in Year 2013

The annual incentive compensation awards for our named executive officers for their 2013 performance were paid in the form of fully-vested LTIP Units on March 7, 2014 and were previously described in the Compensation Discussion and Analysis of our proxy statement filed on April 18, 2014. In accordance with SEC rules, the LTIP Unit bonuses granted to these named executive officers for their 2013 performance are reported in the "Stock Awards" column for 2014. See also footnote (4) below.

(4)
Stock Awards Reported in Year 2015

The amounts reflected in this column for 2015 relate to two types of performance-based LTIP Units, service-based LTIP Units and fully-vested LTIP Units granted in 2015 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.
Performance-Based LTIP Units.    The aggregate grant date fair values for the two types of performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date was as follows:

Arthur M. Coppola	$6,749,961
Edward C. Coppola	$2,249,944
Thomas E. O'Hern	$937,409
Robert D. Perlmutter	$749,982
Thomas J. Leanse	$937,409

The maximum aggregate value of the performance-based LTIP Unit awards at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$12,724,446
Edward C. Coppola	$4,241,399
Thomas E. O'Hern	$1,767,124
Robert D. Perlmutter	$1,413,800
Thomas J. Leanse	$1,767,124
  b.
  Service-Based LTIP Units.    The grant date fair values for each of the service-based LTIP Unit awards was as follows:

Arthur M. Coppola	$2,249,985
Edward C. Coppola	$749,939
Thomas E. O'Hern	$312,454
Robert D. Perlmutter	$249,980
Thomas J. Leanse	$312,454

  c.
  Fully-Vested LTIP Units.    The grant date fair values for each of the fully-vested LTIP Unit awards, which represent each named executive officer's annual incentive award earned for 2014 performance, was as follows:

Arthur M. Coppola	$2,999,992
Edward C. Coppola	$2,399,976
Thomas E. O'Hern	$1,299,933
Robert D. Perlmutter	$1,199,945
Thomas J. Leanse	$1,199,945

Assumptions used in the calculation of these amounts are set forth in footnote 18 to our audited financial statements for the fiscal year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2016.

Stock Awards Reported in Year 2014

The amounts reflected in this column for 2014 relate to two types of performance-based LTIP Units, service-based LTIP Units and fully-vested LTIP Units granted in 2014 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.
Performance-Based LTIP Units.    The aggregate grant date fair values for the two types of performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date was as follows:

Arthur M. Coppola	$6,749,948
Edward C. Coppola	$2,249,952
Thomas E. O'Hern	$937,450
Robert D. Perlmutter	$749,923
Thomas J. Leanse	$937,450

The maximum aggregate value of the performance-based LTIP Unit awards at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$13,150,785
Edward C. Coppola	$4,383,536
Thomas E. O'Hern	$1,826,414
Robert D. Perlmutter	$1,461,061
Thomas J. Leanse	$1,826,414
  b.
  Service-Based LTIP Units.    The grant date fair values for each of the service-based LTIP Unit awards was as follows:

Arthur M. Coppola	$2,249,951
Edward C. Coppola	$749,964
Thomas E. O'Hern	$312,470
Robert D. Perlmutter	$249,988
Thomas J. Leanse	$312,470

  c.
  Fully-Vested LTIP Units.    The grant date fair values for each of the fully-vested LTIP Unit awards, which represent each named executive officer's annual incentive award earned for 2013 performance, was as follows:

Arthur M. Coppola	$3,999,998
Edward C. Coppola	$3,199,998
Thomas E. O'Hern	$1,649,946
Robert D. Perlmutter	$1,499,984
Thomas J. Leanse	$1,499,984

Assumptions used in the calculation of these amounts are set forth in footnote 18 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2015.

Stock Awards Reported in Year 2013

The amounts reflected in this column for 2013 relate to performance-based LTIP Units granted in 2013 under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$22,297,857
Edward C. Coppola	$7,432,578
Thomas E. O'Hern	$3,096,928
Robert D. Perlmutter	$2,477,444
Thomas J. Leanse	$3,096,928

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on February 21, 2014.

(5)
None of the earnings on the deferred compensation of our named executive officers for 2015 were considered above-market or preferential as determined under SEC rules.

(6)
"All Other Compensation" includes the following components for 2015:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plan $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $
Arthur M. Coppola	—	—	4,240	29,448	59,441
Edward C. Coppola	10,600	—	2,725	29,448	83,307
Thomas E. O'Hern	10,600	27,500	1,708	29,448	—
Robert D. Perlmutter	10,600	25,000	968	20,762	—
Thomas J. Leanse	10,600	25,000	1,742	7,887	—

Matching Contributions.    Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under our nonqualified deferred compensation plan and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the "Nonqualified Deferred Compensation" table below.

Other Welfare Benefit Premiums.    Amounts shown reflect the premiums paid by our Company for medical and disability insurance.

Private Aircraft Use.    Amounts shown reflect the incremental cost to our Company of such executive's personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less the portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs.

(7)
Mr. A. Coppola's base salary increased to $1,000,000 effective February 17, 2013.

(8)
Mr. Perlmutter was promoted to Senior Executive Vice President and Chief Operating Officer on February 12, 2016.

Employment Agreement with Mr. Leanse

The employment agreement with Mr. Leanse expired December 31, 2015 and we did not enter into a new employment agreement with Mr. Leanse. Under the employment agreement Mr. Leanse agreed to certain covenants, including confidentiality for five years after the date of his termination of service with the Company and non-solicitation of employees for one year after his termination of service with the Company. The employment agreement with Mr. Leanse provided for an annual base salary of not less than $500,000 and a target annual bonus of $750,000 (subject to attainment of performance goals) effective September 1, 2012 through December 31, 2015. The employment agreement also provided for the grant on its effective date of September 1, 2012 of 20,000 fully-vested LTIP Units, 39,932 fully-vested SARs and 10,068 stock options that vest in six annual installments ending on September 1, 2017.

We have not entered into employment agreements with any of our other named executive officers.

Grants of Plan-Based Awards—Fiscal 2015

The following table provides information regarding performance-based LTIP Units, service-based LTIP Units and fully-vested LTIP Units granted to our named executive officers in 2015.

			Estimated Future Payouts Under Equity Incentive Plan Awards(1)
						All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)
Arthur M. Coppola	1/1/15	12/17/14	50,851	101,702	152,553	—		6,749,961
	1/1/15	12/17/14	—	—	—	26,975	(2)	2,249,985
	3/6/15	1/28/15	—	—	—	34,594	(3)	2,999,992
Edward C. Coppola	1/1/15	12/17/14	16,950	33,900	50,850	—		2,249,944
	1/1/15	12/17/14	—	—	—	8,991	(2)	749,939
	3/6/15	1/28/15	—	—	—	27,675	(3)	2,399,976
Thomas E. O'Hern	1/1/15	12/17/14	7,062	14,124	21,186	—		937,409
	1/1/15	12/17/14	—	—	—	3,746	(2)	312,454
	3/6/15	1/28/15	—	—	—	14,990	(3)	1,299,933
Robert D. Perlmutter	1/1/15	12/17/14	5,650	11,300	16,950	—		749,982
	1/1/15	12/17/14	—	—	—	2,997	(2)	249,980
	3/6/15	1/28/15	—	—	—	13,837	(3)	1,199,945
Thomas J. Leanse	1/1/15	12/17/14	7,062	14,124	21,186	—		937,409
	1/1/15	12/17/14	—	—	—	3,746	(2)	312,454
	3/6/15	1/28/15	—	—	—	13,837	(3)	1,199,945

(1)
Represents awards of performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described on pages 51-52 of this Proxy Statement. Performance was measured on a cumulative basis at the end of the one-year performance period from January 1, 2015 through December 31, 2015. The number of LTIP Units reported under the "Threshold (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at the 25th percentile, which represents the minimum percentile rank that would entitle recipients to awards under the LTIP. The number of LTIP Units reported under the "Target (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at the 50th percentile. The number of LTIP Units reported under the "Maximum (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at or above the 75th percentile.

(2)
Represents awards of service-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described on page 52 of this Proxy Statement.

(3)
Represents awards of fully-vested LTIP Units granted under our LTIP and 2003 Incentive Plan. These awards represent each executive's bonus under our annual incentive compensation program for 2014 performance and were previously described in the Compensation Discussion and Analysis of our proxy statement filed on May 6, 2015.

(4)
The amounts reflected in this column represent the grant date fair value of these awards computed in accordance with FASB ASC Topic 718 as described in note (4) to the "Summary Compensation Table" above. Assumptions used in the calculation of these amounts are set forth in footnote 18 to our audited financial statements for the fiscal year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on February 23, 2016.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid, awarded or earned, are generally described under "Compensation Discussion and Analysis" and in the footnotes to the compensation tables. The material terms of our LTIP, pursuant to which LTIP Units are granted, are described below. For a description of our severance and change of control agreements with certain of our named executive officers, see "Potential Payments Upon Termination or Change of Control."

LTIP Unit Awards

LTIP Units of our Operating Partnership are structured to qualify as "profits interests" for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership's common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. LTIP Units generally may be subject to performance-based vesting or service-based vesting.

2015 Performance-Based and Service-Based LTIP Units.    Our named executive officers were granted LTIP Units effective January 1, 2015, with 75% of the total award consisting of performance-based LTIP Units and 25% consisting of service-based LTIP Units. Service-based awards were granted in 2015 to support the long-term retention of our executives.

a.    Performance-Based LTIP Units.     The 2015 performance-based LTIP Units were subject to performance-based vesting over the 12-month period from January 1, 2015 through December 31, 2015 and were equally divided between two types of awards. The terms of both performance-based LTIP Unit awards were the same, with vesting of each award depending on our relative total stockholder return over the performance period as described below, except one award also had a 3% absolute total stockholder return hurdle. These LTIP Units were subject to forfeiture to the extent the applicable performance requirements were not achieved. Vesting of the LTIP Units was based on the percentile ranking of our total stockholder return per share of Common Stock relative to our Equity Peer REITs, as measured at the end of the performance period. Total stockholder return was measured by the compounded total annual return per share achieved by the shares of common stock of our Company or such Equity Peer REIT and assumed reinvestment of all dividends and distributions. Our Equity Peer REITs are identified in Appendix II to this Proxy Statement.

Depending on our total stockholder return relative to the total stockholder return of our Equity Peer REITs, vesting of these LTIP Units occurred in accordance with the schedule below, with linear interpolation between performance levels. Determination of the vesting of our performance-based LTIP Units would have occurred earlier in the event of a change of control or qualified termination of employment (which generally includes a termination by our Company without cause or by the executive for good reason) based on our performance through the date of such event.

Company Percentile Ranking Relative to the Equity Peer REITs	Percentage of LTIP Units That Vest*
Below the 25th	0%
At the 25th	50%
At the 50th	100%
At or above the 75th	150%

* Linear interpolation between performance levels.

The percentage of the performance-based LTIP Units that vested effective December 31, 2015 was 130% of the target number of units covered by each award since (i) our Company's total stockholder return relative to the total stockholder return of our Equity Peer REITs for the performance period was at the 65th percentile and (ii) our total stockholder return of 5.01% exceeded the absolute threshold for the performance period. Although the LTIP Units have vested, they must be retained by the executives until at least December 31, 2017, which further aligns the interests of our executives with our stockholders because the value of the LTIP Units is directly tied to our Common Stock price.

Holders of the 2015 performance-based LTIP Units were only entitled to distributions during the performance period to the extent the underlying LTIP Units vested. Distributions on vested LTIP Units are equal in amount to the regular distributions paid on an equal number of common OP Units, which are equal in amount to the dividends paid on an equal number of shares of Common Stock.

b.    Service-Based LTIP Units.     The 2015 service-based LTIP Units vest in equal annual installments over a three-year period. Vesting is conditioned upon the executive remaining an employee of our Company through the applicable vesting dates, and subject to acceleration of vesting in the event of a change of control of our Company or his death or disability. Upon the termination of the executive's service relationship with our Company under specified circumstances, including termination by our Company without cause, and by the executive for good reason, his service-based LTIP Units will continue to vest in accordance with the vesting schedule.

Regular and other non-liquidating distributions were made with respect to the service-based LTIP Units from the date of their issuance to the executive. Distributions were in the same amount and at the same time as those made with respect to common OP Units. At the end of the vesting period, distributions will continue to be made only to the extent that the service-based LTIP Units have become vested.

2016 Performance-Based and Service-Based LTIP Units.    The Committee continued the LTIP program for 2016 and awarded LTIP Units to our named executive officers, with 75% of the total award consisting of performance-based LTIP Units and 25% consisting of service-based LTIP Units. The performance period for the 2016 performance-based LTIP Unit awards is January 1, 2016 through December 31, 2018. For purposes of determining the vesting of the performance-based LTIP Units, the Equity Peer REITs will continue to be the peer group. Based on stockholder feedback, the 2016 performance-based LTIP Units do not have an absolute TSR hurdle; the number of 2016 performance-based LTIP Units that will vest will depend solely on our relative TSR versus the peer group.

 Outstanding Equity Awards at December 31, 2015—Fiscal 2015

The following table provides information on the holdings of our named executive officers of SARs, stock options and service-based LTIP Units as of December 31, 2015.

	Option Awards(1)								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Arthur M. Coppola	105,114	(1)	—		—	55.274	(1)	3/7/18	30,720	2,478,797	—	—
Edward C. Coppola	74,686	(1)	—		—	55.274	(1)	3/7/18	10,239	826,185	—	—
Thomas E. O'Hern	—		—		—	—		—	4,267	344,304	—	—
Robert D. Perlmutter	—		—		—	—		—	3,413	275,395	—	—
Thomas J. Leanse	6,876	(2)	3,438	(3)	—	58.152	(4)	9/1/22	4,267	344,304	—	—

(1)
Represents SAR awards that vested on March 15, 2011 and the number and exercise price reflect certain anti-dilutive adjustments made since the date of grant under our 2003 Incentive Plan.

(2)
Represents the portion of Mr. Leanse's stock option award which has vested and reflects certain anti-dilutive adjustments made since the grant date under our 2003 Incentive Plan.

(3)
Represents the unvested portion of Mr. Leanse's stock option award that will vest in two equal installments beginning on September 1, 2016 and ending on September 1, 2017. The number reflects certain anti-dilutive adjustments made since the grant date under our 2003 Incentive Plan.

(4)
The exercise price reflects certain anti-dilutive adjustments made since the grant date under our 2003 Incentive Plan.

(5)
Represents the unvested portion of the 2014 service-based LTIP Units that will vest on December 30, 2016 and the unvested portion of the 2015 service-based LTIP Units that will vest in two equal installments on December 30, 2016 and December 29, 2017.

(6)
Based on a price of $80.69 per unit, which was the closing price on the NYSE of one share of our Common Stock on December 31, 2015. Assumes that the value of LTIP Units on a per unit basis is equal to the per share value of our Common Stock.

Option Exercises and Stock Vested—Fiscal 2015

The following table presents information regarding the exercise of SARs by our named executive officers during 2015 and the vesting of LTIP Units during 2015 that were previously granted to the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)		Value Realized on Vesting ($)(2)
Arthur M. Coppola	—	—	188,532	(3)	15,421,249
Edward C. Coppola	—	—	78,987	(4)	6,540,341
Thomas E. O'Hern	20,885	1,824,180	36,368	(5)	3,024,924
Robert D. Perlmutter	—	—	30,941	(6)	2,580,067
Thomas J. Leanse	12,696	1,108,912	35,215	(7)	2,924,936

(1)
Represents the amounts realized based on the difference between the market price of our stock on the date of exercise and the exercise price.

(2)
This number represents (a) the vesting of performance-based LTIP Units and service-based LTIP Units on December 31, 2015 and (b) the grant of fully-vested LTIP Units on March 6, 2015, representing the annual incentive compensation award for 2014 performance. An individual, upon the vesting of an equity award, does not receive cash equal to the amount contained in the Value Realized on Vesting column of this table. Instead, the amounts contained in the Value Realized on Vesting column reflect the market value of our Common Stock on the applicable vesting date. For purposes of this table, it is assumed one LTIP Unit represents the economic equivalent of one share of Common Stock. The LTIP Units do not realize their full economic value until certain conditions are met, as described on pages 51-52 of this Proxy Statement, and such conditions have been met for the 2014 service-based LTIP Units included in this table.

(3)
This number represents (a) the vesting of 132,212 performance-based LTIP Units and 21,726 service-based LTIP Units and (b) the grant of 34,594 fully-vested LTIP Units, representing the annual incentive compensation award for 2014 performance.

(4)
This number represents (a) the vesting of 44,070 performance-based LTIP Units and 7,242 service-based LTIP Units and (b) the grant of 27,675 fully-vested LTIP Units, representing the annual incentive compensation award for 2014 performance.

(5)
This number represents (a) the vesting of 18,361 performance-based LTIP Units and 3,017 service-based LTIP Units and (b) the grant of 14,990 fully-vested LTIP Units, representing the annual incentive compensation award for 2014 performance.

(6)
This number represents (a) the vesting of 14,690 performance-based LTIP Units and 2,414 service-based LTIP Units and (b) the grant of 13,837 fully-vested LTIP Units, representing the annual incentive compensation award for 2014 performance.

(7)
This number represents (a) the vesting of 18,361 performance-based LTIP Units and 3,017 service-based LTIP Units and (b) the grant of 13,837 fully-vested LTIP Units, representing the annual incentive compensation award for 2014 performance.

 Nonqualified Deferred Compensation—Fiscal 2015

Certain of our named executive officers participate or participated in our 2005 Deferred Compensation Plan for Senior Executives, which was amended and restated as our 2013 Deferred Compensation Plan, effective January 1, 2013, referred to as our "Deferred Compensation Plan," which also includes certain amounts deferred prior to 2005 under a predecessor plan. The following table provides information with respect to our named executive officers for the Deferred Compensation Plan for the fiscal year 2015.

Name	Executive Contributions in 2015 ($)(1)	Registrant Contributions in 2015 ($)(2)	Aggregate Earnings in 2015 ($)(3)	Aggregate Withdrawals/ Distributions during 2015 ($)	Aggregate Balance at 12/31/15 ($)(4)
Arthur M. Coppola	—	—	—	—	—
Edward C. Coppola	—	—	(5,984)	—	416,116
Thomas E. O'Hern	110,000	27,500	37,338	—	1,938,477
Robert D. Perlmutter	100,000	25,000	(25,403)	—	734,452
Thomas J. Leanse	100,000	25,000	4,752	—	408,456

(1)
The amounts in this column are included in the "Salary" column of the Summary Compensation Table.

(2)
Our Company's contributions to the Deferred Compensation Plan are included in the "All Other Compensation" column of the Summary Compensation Table.

(3)
None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.

(4)
The balances shown represent compensation already reported in the "Summary Compensation Table" in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

Description of Our Deferred Compensation Plan

As of December 31, 2015, Messrs. E. Coppola, O'Hern, Perlmutter and Leanse had account balances under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year. Deferral of amounts earned in 2015 by participants were limited to 85% of base salary and 85% of bonus. Our Company will credit an amount equal to the compensation deferred by a participant to that participant's deferral account under the Deferred Compensation Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the plan. For 2015, our Company matched 25% of the amount of salary and bonus deferred by a participant up to a limit of 5% of the participant's total salary and bonus.

Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants' deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts, at up to six different times that they may specify, in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections under the plan may be made under limited circumstances. Under the Deferred Compensation Plan, key employees who have elected a payment at termination of employment must generally wait six months after termination, other than as a result of death, to receive a distribution. Our Company is contributing assets to a trust, which assets remain subject to the claims of our Company's general creditors, to provide a source of funds for payment of our Company's obligations under the Deferred Compensation Plan. Employees who are eligible to participate in the Deferred Compensation Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

Potential Payments Upon Termination or Change of Control

The following section describes potential payments and benefits to our named executive officers under our current compensation and benefit plans and arrangements had a termination of employment or a change of control of our Company occurred on December 31, 2015. In addition, our 2003 Incentive Plan contains provisions regarding the acceleration of vesting and modification of equity awards. The Compensation Committee is authorized to accelerate the vesting of and modify outstanding awards as well as authorize discretionary severance payments to our named executive officers upon termination.

None of our named executive officers have an employment agreement with our Company. Mr. Leanse has a management continuity agreement which provides for change of control benefits as described below which automatically renews each year, unless our Company gives notice that the term will not be renewed. The management continuity agreements of Messrs. E. Coppola and O'Hern terminated in December 2015. With the termination of Messrs. E. Coppola and O'Hern's management continuity agreements, all excise tax gross-up provisions have been eliminated.

Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive all accrued, vested or earned but deferred compensation and benefits during his term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances.

Payments Made/Benefits Received Upon Termination

With Cause

If a named executive officer's employment is terminated with cause, he will forfeit all unvested equity awards as of the termination date.

Without Cause

If a named executive officer's employment is terminated for any reason, other than (i) by death, disability, resignation or retirement of such officer or (ii) by termination with cause,

  •
  except as provided below, his equity awards that have not vested as of such termination date will be forfeited,

  •
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations,

  •
  his unvested performance-based LTIP Units will be eligible to vest based on performance through the executive's termination date (this will also occur if the executive terminates his employment for good reason), and

  •
  his unvested service-based LTIP Units will continue to vest in accordance with the vesting schedule (this will also occur if the executive terminates his employment for good reason).

Payments Made/Benefits Received Upon Resignation

In the event of the resignation of a named executive officer,

  •
  his equity awards that have not vested as of such termination date will be forfeited, and

  •
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations.

Payments Made/Benefits Received Upon Retirement

In the event of the retirement of a named executive officer,

  •
  under our current retirement policy and except as provided below, all outstanding equity awards will continue to vest in accordance with the vesting schedule originally set forth in his award agreement provided the named executive officer retires at age 55 or older, has at least five years of service with our Company and has not been directly or indirectly employed by a competitor at any time after his retirement,

  •
  if a named executive officer does not meet the requirements for retirement under our current retirement policy, and the Compensation Committee does not otherwise provide,

  •
  his equity awards that have not vested as of his retirement date will be forfeited, and

  •
  he will have 12 months from his retirement date to exercise vested options and SARs, subject to specified limitations.

  •
  he will forfeit all unvested performance-based and service-based LTIP Units, unless the Compensation Committee determines in its sole discretion to provide for vesting of some or all such LTIP Units.

Payments Made/Benefits Received Upon Death or Disability

In the event of death or disability of a named executive officer while employed,

  •
  his benefits under our long-term disability plan or payments under our life insurance plan(s), as appropriate, will be distributed

  •
  except as provided below, his unvested equity awards will immediately vest,

  •
  his unvested performance-based LTIP Units will be eligible to vest based on performance through the executive's date of death or disability, and

  •
  his vested stock options or SARs may be exercised for 12 months after the date of his disability or death.

Payments Made/Benefits Received Upon Change of Control

  Management Continuity Agreement

Our Company entered into a management continuity agreement with Mr. Leanse in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary, effective January 1, 2013, which provides that if, within two years following a change of control, his employment is terminated (i) by us for no reason or any reason other than for cause or by reason of death or disability or (ii) by Mr. Leanse for good reason, he will generally be entitled to receive an amount equal to three times the sum of:

  •
  his base salary; and

  •
  the amount of the cash and stock/unit portion of his annual incentive bonus awarded for performance for the fiscal year immediately preceding his termination date (including any supplemental or special cash and/or stock bonus awarded to him for the applicable year) or, if the annual incentive bonus has not yet been awarded for that fiscal year, the amount of his annual incentive bonus awarded for performance for the second fiscal year immediately preceding his termination date.

In addition, Mr. Leanse will receive all accrued obligations, including a pro rata share of his bonus amount for the year in which the termination occurs. Our Company will also generally continue welfare benefits for the executive officer and his family at least equal to, and at the same after-tax cost to the executive officer and/or his family, as those that would have been provided to them in accordance with the plans, programs, practices and policies as in effect immediately prior to the change of control, generally until up to the third anniversary of the termination date (subject to earlier termination if the executive becomes eligible for health coverage under another employer's plans).

Upon a change of control, any shares of restricted stock, stock units or service-based LTIP Units held by Mr. Leanse that remain unvested shall immediately vest, any unvested stock options or SARs held by him shall vest in full and be immediately exercisable and any outstanding performance-based LTIP Units shall vest as provided in the applicable award agreement. See "Discussion of Summary Compensation and Grants of Plan-Based Awards Table—LTIP Unit Awards." Any such stock options or SARs shall remain exercisable for a period at least until the first to occur of (1) the expiration of the full term of the option or SAR and (2) one year after the date on which the change of control occurs.

  •
  "Good reason" means an action taken by our Company resulting in a material negative change in the employment relationship and generally includes the assignment to the executive of any duties materially inconsistent in any respect with the executive's position, authority, duties or responsibilities or any other material diminution in such position, authority, duties or responsibilities, one or more reductions in base salary that, individually or in the aggregate, exceed 10%, a change in his principal office location, material modification of bonus, benefit plans or fringe benefits or material breach of the management continuity agreement or any employment agreement by our Company or its successors or assigns.

  •
  "Change of control" generally requires a corporate transaction involving a 40% or greater change in ownership, certain majority changes in our Board of Directors or with limited exceptions the acquisition of 33% or more of our outstanding shares of Common Stock or voting securities by any person.

  •
  "Cause" generally includes for each executive (1) a failure to perform in a material respect without proper cause his obligations under the management continuity agreement or any written employment agreement, (2) a felony conviction or a plea of guilty or nolo contendere to a felony, or (3) an act of fraud, dishonesty or gross misconduct materially injurious to our Company.

Mr. Leanse's management continuity agreement does not provide for an excise tax gross-up payment. Instead, if any payment by our Company would subject Mr. Leanse to an excise tax, the payments under his management continuity agreement shall be reduced if the selected accounting firm determines that he would have a greater net after tax receipt of aggregate payments if his payments under his management continuity agreement were so reduced.

Under the management continuity agreement, Mr. Leanse has agreed to certain covenants, including confidentiality in perpetuity and non-solicitation of employees for two years after the termination date.

Termination/Change of Control Payments Table

The following table provides the potential payments and benefits to the named executive officers, upon termination of employment or a change of control, assuming such event occurred on December 31, 2015. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

  Items Not Reflected in Table

The following items are not reflected in the table set forth below:

  •
  Accrued salary, bonus, personal time and vacation.

  •
  Costs of COBRA or any other mandated governmental assistance program to former employees.

  •
  Welfare benefits, including life insurance, provided to all salaried employees.

  •
  Amounts outstanding under our 401(k) plan or any deferred compensation plan. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See "Nonqualified Deferred Compensation" table.

  Other Notes Applicable to the Table

  •
  For the accelerated vesting of the unvested service-based LTIP Units, the table reflects the intrinsic value of such acceleration. The value for each unvested LTIP Unit is $80.69, which represents the closing price of our Common Stock on the NYSE on December 31, 2015.

  •
  For the accelerated vesting of Mr. Leanse's unvested stock options, the table reflects the intrinsic value of such acceleration. The value for each unvested stock option is the amount by which the closing price of our Common Stock on the NYSE on December 31, 2015 ($80.69) exceeded the exercise price of the option ($58.152).

  •
  Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2015.

  •
  The table assumes that a "disability" is of a long-term nature, which triggers vesting of unvested equity awards and the accelerated vesting determination of any unvested performance-based LTIP Units.

  •
  Messrs. A. Coppola and E. Coppola also have death benefit coverage under a split-dollar life insurance policy. No premiums have been paid by our Company under this policy since July 30, 2002. At the time of their death, the total premiums our Company previously paid for the policies will be recovered and the remaining death benefits will be paid to their designated beneficiaries.

  •
  The "Termination without cause" and "Change of control/Termination" rows include a termination by our Company without cause and a termination for good reason by the named executive officer.

Termination/Change of Control Payments

	Cash Severance ($)	Miscellaneous Benefits ($)		Service-Based Awards ($)		Life Insurance Proceeds ($)	Total ($)
Arthur M. Coppola
Termination with cause	—	—		—		—	—
Termination without cause	—	—		2,478,797	(2)	—	2,478,797
Resignation	—	—		—		—	—
Retirement	—	—		—		—	—
Death	—	—		2,478,797	(3)	2,000,000	4,478,797
Disability	—		(1)	2,478,797	(3)	—	2,478,797
Change of control	—	—		2,478,797	(3)	—	2,478,797
Change of control/Termination	—	—		2,478,797	(3)	—	2,478,797
Edward C. Coppola
Termination with cause	—	—		—		—	—
Termination without cause	—	—		826,185	(2)	—	826,185
Resignation	—	—		—		—	—
Retirement	—	—		—		—	—
Death	—	—		826,185	(3)	1,600,000	2,426,185
Disability	—		(1)	826,185	(3)	—	826,185
Change of control	—	—		826,185	(3)	—	826,185
Change of control/Termination	—	—		826,185	(3)	—	826,185
Thomas E. O'Hern
Termination with cause	—	—		—		—	—
Termination without cause	—	—		344,304	(2)	—	344,304
Resignation	—	—		—		—	—
Retirement	—	—		—		—	—
Death	—	—		344,304	(3)	1,100,000	1,444,304
Disability	—		(1)	344,304	(3)	—	344,304
Change of control	—	—		344,304	(3)	—	344,304
Change of control/Termination	—	—		344,304	(3)	—	344,304
Robert D. Perlmutter
Termination with cause	—	—		—		—	—
Termination without cause	—	—		275,395	(2)	—	275,395
Resignation	—	—		—		—	—
Retirement	—	—		—		—	—
Death	—	—		275,395	(3)	1,000,000	1,275,395
Disability	—		(1)	275,395	(3)	—	275,395
Change of control	—	—		275,395	(3)	—	275,395
Change of control/Termination	—	—		275,395	(3)	—	275,395
Thomas J. Leanse
Termination with cause	—	—		—		—	—
Termination without cause	2,500,000	—		344,304	(2)	—	2,844,304
Resignation	—	—		—		—	—
Retirement	—	—		—		—	—
Death	—	—		421,790	(5)	1,000,000	1,421,790
Disability	—		(1)	421,790	(5)	—	421,790
Change of control	—	—		421,790	(5)	—	421,790
Change of control/Termination	6,337,500	28,887	(4)	421,790	(5)	—	6,788,177

(1)
Upon disability, the executive officer will generally receive up to $25,000 monthly until his return to employment.

(2)
Amount reflects the vesting of service-based LTIP Units. The executive officer's unvested service-based LTIP Units will continue to vest in accordance with the vesting schedule upon a termination without cause or if the executive officer terminates his employment for good reason.

(3)
Amount represents the vesting of service-based LTIP Units.

(4)
Amount represents the estimated value of continuing welfare benefits for 36 months after December 31, 2015.

(5)
Amount represents the vesting of service-based LTIP Units and stock options.

Compensation Committee Interlocks and Insider Participation

Messrs. Hash, Moore and Soboroff, Dr. Sexton and Ms. Stephen each served as a member of the Compensation Committee during 2015. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2015.

Certain Transactions

The following provides a description of certain relationships and related transactions between our executive officers or members of their immediate families and our Company or our subsidiaries and affiliates. All of these relationships and related transactions were approved or ratified by the Audit Committee in accordance with our Related Party Transaction Policies and Procedures.

Macerich Management Company employs Mr. A. Coppola's son-in-law and Mr. Brant's son as a Senior Vice President of Leasing and a Leasing Manager, respectively. Neither of these individuals are considered an officer under Section 16 of the Exchange Act. The total compensation and benefits paid to each of Mr. A. Coppola's son-in-law and Mr. Brant's son for 2015 did not exceed $535,000.

 PRINCIPAL STOCKHOLDERS

The following table sets forth information as of the record date, March 21, 2016, with respect to the only persons known by our Company to own beneficially more than 5% of our outstanding shares of Common Stock, based solely upon Schedule 13G and Schedule 13D reports filed with the SEC, and the number of shares of Common Stock and OP units beneficially owned by our directors and executive officers as a group. The number of shares of Common Stock and OP Units beneficially owned by each director is set forth in "Information Regarding our Director Nominees—Director Stock Ownership" and the number of shares of Common Stock and OP Units beneficially owned by each named executive officer is set forth in "Executive Officers—Executive Officer Equity Ownership."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Ontario Teachers' Pension Plan Board(1) 5650 Yonge Street, 3rd Floor Toronto, Ontario M2M 4H5, Canada	23,286,237	15.59%
The Vanguard Group, Inc.(2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	22,798,579	15.27%
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10022	12,740,552	8.53%
Cohen & Steers, Inc.(4) 280 Park Avenue, 10th Floor New York, New York 10017	10,380,352	6.95%
State Street Corporation(5) One Lincoln Street Boston, Massachusetts 02111	8,047,440	5.39%
All directors and executive officers as a group (15 persons)(6)	5,618,750	3.64%

(1)
The Schedule 13D indicates that the reporting entity is a pension plan and has shared voting and dispositive power with respect to 23,286,237 shares. The Schedule 13D indicates that 1700480 Ontario Inc., a wholly-owned subsidiary of the reporting entity, may be deemed to share voting and dispositive power with respect to the 23,286,237 shares. The address for 1700480 Ontario Inc. is 20 Queen Street West, 5th Floor, Toronto, Ontario M5H 3R4, Canada.

(2)
The Schedule 13G/A indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 491,272 shares, shared voting power with respect to 132,933 shares, sole dispositive power with respect to 22,398,743 shares and shared dispositive power with respect to 399,836 shares. The Schedule 13G/A indicates that Vanguard Fiduciary Trust Company is the beneficial owner of 213,125 shares as the result of serving as investment manager of collective trust accounts and Vanguard Investments Australia, Ltd. is the beneficial owner of 464,858 shares as a result of serving as investment manager of Australian investment offerings, and each entity is a wholly-owned subsidiary of the reporting entity. In addition, the number of shares reported as beneficially owned by The Vanguard Group, Inc. includes the 9,694,254 shares separately reported as beneficially owned by Vanguard Specialized Funds—Vanguard REIT Index Fund on a Schedule 13G/A.

(3)
The Schedule 13G/A indicates that the reporting entity is a parent holding company and has sole voting power with respect to 11,585,930 shares and sole dispositive power with respect to 12,740,552 shares, reporting on behalf of the following subsidiaries: BlackRock Advisors, LLC, BlackRock Financial Management, Inc., BlackRock Capital Management, BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock

  Fund Managers Ltd., BlackRock Life Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Schweiz AG, BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd. and BlackRock Investment Management (UK) Ltd.

(4)
The Schedule 13G indicates that the reporting entity, Cohen & Steers, Inc., is a parent holding company and a registered investment advisor filing on behalf of the following subsidiaries which are also registered investment advisors: Cohen & Steers Capital Management, Inc., which is reported as the beneficial owner of 10,251,515 shares with sole voting power with respect to 6,426,773 shares and sole dispositive power with respect to 10,251,515 shares, and Cohen & Steers UK Ltd., which is reported as the beneficial owner of 128,837 shares with sole voting power with respect to 69,602 shares and sole dispositive power with respect to 128,837 shares. Cohen & Steers, Inc. is reported as having sole voting power with respect to 6,496,375 shares and sole dispositive power with respect to 10,380,352 shares. The address for Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, New York 10017 and the address for Cohen & Steers UK Ltd. is 21 Sackville Street, 4th Floor, London, United Kingdom W1S 3DN.

(5)
The Schedule 13G indicates that the reporting entity is a parent holding company and has shared voting power with respect to 8,047,440 shares and shared dispositive power with respect to 8,047,440 shares, reporting on behalf of the following subsidiaries: State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors, Ltd., State Street Global Advisors, Australia, Limited, State Street Global Advisors (Asia) Limited, State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors France, S.A., and State Street Global Advisors Ireland Limited.

(6)
Includes options to purchase shares and SARs under our 2003 Incentive Plan which are currently exercisable or become exercisable before May 20, 2016 and certain LTIP Units. See the Notes to the tables on pages 7-8 and pages 25-26 of this Proxy Statement.

AUDIT COMMITTEE MATTERS

The Audit Committee currently consists of three members, Ms. Laing and Messrs. Hash and Soboroff. Ms. Laing is the chairperson of the Committee and has been determined by our Board to be an audit committee financial expert. In 2015, the Audit Committee met eight times. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in January 2016 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE Rules. The Committee reviews and reassesses the adequacy of its charter annually. Our securities are listed on the NYSE and are governed by its listing standards. Each of the members of the Audit Committee is financially literate, is an independent director and meets the independence requirements for audit committees under the NYSE Rules and the Exchange Act. (See "The Board of Directors and its Committees—Director Independence" and "—Committee Charters.")

The following Report of the Audit Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended, or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

 REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of The Macerich Company, a Maryland corporation, assists our Board of Directors in performing its oversight responsibilities for our financial reporting process, audit process and internal controls, as more fully described in the Audit Committee's charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2015 with management and with our independent registered public accounting firm. In addition, the Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from our Company.

Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

The Audit Committee
Diana M. Laing, Chairperson
Steven R. Hash
Steven L. Soboroff

 Principal Accountant Fees and Services

For the years ended December 31, 2015 and 2014, our Company was billed by KPMG LLP for services in the following categories:

Audit Fees.    Fees for audit services totaled $3,647,000 in 2015 and $3,617,000 in 2014, including fees associated with the annual audit of our Company and its subsidiaries and affiliates, audit of internal control over financial reporting, the performance of interim reviews of our quarterly unaudited financial information and review of our registration statement and offering documents.

Audit-Related Fees.    No fees for audit-related services were paid to KPMG LLP in 2015 or 2014.

Tax Fees.    No fees for tax services were paid to KPMG LLP in 2015 or 2014.

All Other Fees.    There were no fees paid for any other services not described above in 2015 or 2014.

Our Company has been advised by KPMG LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

Audit Committee Pre-Approval Policy

Consistent with the SEC rules regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee approves a list of services and related fees expected to be rendered during any fiscal-year period within each of four categories of service:

  Audit Services include audit work performed on the financial statements, including audit of the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including work associated with registration statements under the Securities Act of 1933, as amended, periodic reports and other SEC documents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

  Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent registered public accounting firm, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

  Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

  Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

The Audit Committee pre-approves our independent registered public accounting firm's services within each category. In 2015, the Audit Committee pre-approved the retention of KPMG LLP to perform various audit and audit-related services for our Company as described above. For each proposed service, our independent registered public accounting firm is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent registered public accounting firm's independence. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. KPMG LLP has served as our independent registered public accounting firm continuously since 2010. In order to assure continuing external auditor independence, the Audit Committee periodically considers whether it is appropriate to adopt a policy of rotating the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm's lead engagement partner, the Audit Committee and its Chairperson are directly involved in the selection of KPMG LLP's new lead engagement partner. Based on its most recent evaluation of KPMG LLP, the members of the Audit Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of our Company and its stockholders and has recommended that the stockholders ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.

Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of KPMG LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016. PROXIES RECEIVED WILL BE VOTED "FOR" RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR COMPANY'S NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and the narrative discussion accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully under the Compensation Discussion and Analysis section beginning on page 28 of this Proxy Statement, our executive compensation program is guided by the following philosophy and objectives:

  •
  Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards.

  •
  Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Compensation Committee believes strongly in linking compensation to performance, and has designed our compensation program to deliver total pay that is primarily linked to overall business results while also recognizing individual performance. The Compensation Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company.

We urge our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and practices are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative discussion that accompanies the compensation tables which provide detailed information on the compensation of our named executive officers. The Compensation Committee and our Board of Directors believe that the policies and procedures described in the Compensation Discussion and Analysis have enabled our Company to attract, motivate and retain highly skilled executives whose performance and contributions have contributed to our Company's success.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to as the "Dodd-Frank Act") and the related rules of the SEC, our Board will request your non-binding, advisory vote on the following resolution at our Annual Meeting:

  RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This proposal to approve the compensation paid to our named executive officers is advisory in nature and, therefore, not binding on our Company, our Board of Directors or our Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional duty for, our Company, our Board or our Compensation Committee. However, the Compensation Committee, which is responsible for reviewing and approving the compensation for our executive officers and reviewing our overall compensation structure and philosophy, values input from our stockholders and will consider the result of the vote when making future compensation decisions for our named executive officers.

Our Company's current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at our annual meeting of stockholders. It is expected that the next such vote will occur at our 2017 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC'S EXECUTIVE COMPENSATION DISCLOSURE RULES. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

PROPOSAL 4: APPROVAL OF OUR AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

At our Annual Meeting, stockholders will be asked to approve our Amended 2003 Incentive Plan, which was adopted, subject to stockholder approval, by our Board of Directors on January 28, 2016.

Our Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of our Company, as well as further aligning employees' interests with those of our stockholders and encouraging their long-term commitment to our Company. Incentive compensation plans like our 2003 Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. Our Board of Directors approved our Amended 2003 Incentive Plan based on a belief that the number of shares of our Common Stock available under our 2003 Incentive Plan does not give our Company sufficient authority and flexibility to adequately provide for future incentives. Our Board of Directors believes that these amendments would give our Company greater flexibility to structure future incentives and better attract, retain, motivate and reward key employees. If our Company's stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, our 2003 Incentive Plan will continue in effect. If our Company's stockholders approve this proposal, we anticipate the additional shares will be sufficient to provide equity incentives to attract, retain and motivate employees for at least the next five years.

As of March 21, 2016, under the 2003 Incentive Plan, there were:

  •
  A total of 423,533 outstanding stock options and SARs with a weighted average exercise price of $53.88 and a weighted average term of expiration of 2.12 years.

  •
  A total of 531,916 full value awards (e.g., unvested RSUs and unvested LTIP Units) outstanding.

  •
  792,173 shares of our Common Stock remaining available for new award grants.

Our Company had 149,329,392 shares of Common Stock and 10,852,449 operating partnership units which are convertible into shares of Common Stock outstanding as of March 21, 2016.

Summary of Amendments

  •
  Increase in Aggregate Share Limit.  Our 2003 Incentive Plan currently limits the aggregate number of shares of our Common Stock that may be delivered pursuant to all awards granted under our 2003 Incentive Plan to 12,800,000 shares, or 13,825,428 shares as adjusted for previous stock dividends. Our Amended 2003 Incentive Plan will increase this limit by an additional 6,000,000 shares so that the new aggregate share limit for the plan will be 19,825,428 shares. Our Amended 2003 Incentive Plan also includes adjustments to certain other sub-limits under the plan as described in more detail in the "Summary Description of our Amended 2003 Incentive Plan" below.

  •
  Change in Share-Counting Procedures.  Our 2003 Incentive Plan currently uses a formula for full-value awards under which any shares of our Common Stock issued in payment of full-value awards granted under our 2003 Incentive Plan after June 8, 2009 are counted against the plan's share limit as 2.62 shares for every one share actually issued in payment of the award. Our Amended 2003 Incentive Plan would delete the 2.62 fungible share reserve. Accordingly so-called "full-value awards" (i.e. awards other than stock options and SARs) granted under our Amended 2003 Incentive Plan would be counted against the plan's share limit as one share for every one share actually issued in connection with the award. See "Summary Description of our Amended 2003 Incentive Plan—Shares Available for Awards" below.

  •
  Extension of Plan Term.  Our 2003 Incentive Plan is currently scheduled to expire on June 8, 2019. If our stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended until May 26, 2026.

  •
  Double Trigger Change in Control Vesting Acceleration of Awards.  Our Amended 2003 Incentive Plan provides that unless expressly provided in an award agreement, outstanding awards assumed by our successor entity in a change in control shall continue to be subject to vesting, but vesting shall be accelerated only if within 24 months of the change in control, the employee's employment is involuntarily terminated, including death or disability. If our successor entity does not assume outstanding awards in connection with a change in control, then the vesting of all outstanding awards will be accelerated upon a change in control.

  •
  Clawback Policy.  Awards granted under the Amended 2003 Incentive Plan are subject to our Company's Clawback Policy.

The foregoing amendments, along with other technical changes deemed advisable by our Board of Directors, are included in our Amended 2003 Incentive Plan, which is attached to this Proxy Statement as Appendix III. A copy of our Amended 2003 Incentive Plan document may also be obtained by written request to our Secretary at The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

The principal terms of our Amended 2003 Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of our Amended 2003 Incentive Plan.

Summary Description of our Amended 2003 Incentive Plan

Purpose.    The purpose of our Amended 2003 Incentive Plan is to promote the success of our Company by providing an additional means, through the grant of stock-based incentives and other awards, to attract, retain, motivate and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, our Company, its subsidiaries, and related entities. Our Amended 2003 Incentive Plan generally provides for incentives and awards which may vest or become payable based on performance criteria or past or continued service. Our Company's subsidiaries and its related entities are collectively referred to as our "Subsidiaries."

Administration.    Our Amended 2003 Incentive Plan provides that it may be administered by our Board of Directors or a committee consisting of one or more directors (or such greater number of directors as may be required under applicable law). Our Board of Directors has delegated general administrative authority for our Amended 2003 Incentive Plan to the Compensation Committee of our Board of Directors and each member of that Committee is a non-employee director as well as an independent director under the NYSE Rules.

The Compensation Committee has broad authority under our Amended 2003 Incentive Plan with respect to awards granted to eligible persons, which generally includes the authority to:

  •
  select the participants and the types of awards they may receive;

  •
  determine the number of shares that are subject to awards and the specific terms and conditions of awards, including the price (if any) to be paid for the shares and/or the awards and any vesting criteria;

  •
  cancel, modify or waive our Company's rights to, or modify, discontinue, suspend or terminate, any or all outstanding awards, subject to any required consents;

  •
  accelerate or extend the exercisability or extend the term of any or all outstanding awards within the maximum term; and

  •
  approve the forms of award agreements and construe and interpret our Amended 2003 Incentive Plan and make all other determinations necessary or advisable for the administration of our Amended 2003 Incentive Plan.

Notwithstanding this authority, without prior stockholder approval, the Compensation Committee will not reduce the exercise or base price of any option or SAR granted under our Amended 2003 Incentive Plan (i.e. "reprice") by amendment, substitution, cancellation and regrant, cancellation for cash or other means, other than as a result of antidilution or other adjustments under our Amended 2003 Incentive Plan incident to certain events such as a stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, or similar transaction affecting the underlying securities.

Eligibility.    Persons eligible to receive discretionary awards under our Amended 2003 Incentive Plan include key employees, (including employees who are officers) and directors of, and certain consultants or advisors to, our Company or our Subsidiaries, which we refer to as "Eligible Persons."

As of March 21, 2016, approximately 93 officers and employees of our Company and our Subsidiaries (including all of the named executive officers) and all of our non-employee directors were considered eligible under our Amended 2003 Incentive Plan, subject to the Compensation Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive awards.

Shares Available for Awards.    The aggregate number of shares of Common Stock that may be issued pursuant to all awards under our 2003 Incentive Plan currently is 13,825,428 shares, on an adjusted basis. If stockholders approve this Amended 2003 Incentive Plan proposal, the aggregate share limit for our Amended 2003 Incentive Plan would be increased by an additional 6,000,000 shares so that the new aggregate share limit would be 19,825,428 shares.

Various additional share limits are imposed under our Amended 2003 Incentive Plan. A maximum of:

  •
  No more than 4,000,000 shares (subject to standard anti-dilution adjustments) may be issued pursuant to incentive stock options, or "ISOs" granted under our Amended 2003 Incentive Plan. For purposes of clarity, any shares that are delivered pursuant to ISOs also count against (and are not in addition to) the aggregate Amended 2003 Incentive Plan share limit described above.

  •
  No more than 750,000 shares (subject to standard anti-dilution adjustments) may be issued under our Amended 2003 Incentive Plan pursuant to stock options and SARs granted to any individual in any calendar year.

  •
  No more than 1,000,000 shares (subject to standard anti-dilution adjustments) may be issued under our Amended 2003 Incentive Plan pursuant to any one individual in any calendar year in the form of any performance-based award (other than stock options and SARs) granted to any one individual in any calendar year. The aggregate amount of compensation that may be paid to any participant in respect of performance-based awards payable only in cash and not related to stock under our Amended 2003 Incentive Plan may not exceed (x) $3,000,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the award. In addition, if a performance-based award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply.

To the extent that the exercise of an option or other award would cause the holder to own more than 9.8% of the lesser of the number or the value of the outstanding Common Stock and preferred stock (except as otherwise permitted under our charter), our Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price of a share of Common Stock, as reported on the NYSE.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under our Amended 2003 Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, or "DER" (and, for purposes of clarity, other than as a result of an adjustment pursuant to a stock split, stock dividend or similar event), only the actual number of shares delivered with respect to the award shall be counted against the share limits of our Amended 2003 Incentive Plan. To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under our Amended 2003 Incentive Plan will again be available for subsequent awards under our Amended 2003 Incentive Plan. Shares that are exchanged by a participant or withheld by our Company to pay the exercise price of an award granted under our Amended 2003 Incentive Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under our Amended 2003 Incentive Plan. In addition, our Amended 2003 Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of our Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under our Amended 2003 Incentive Plan. Our Company may not increase the applicable share limits of our Amended 2003 Incentive Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Annual Share Usage

The following table sets forth information regarding historical grants under the 2003 Incentive Plan for the three-year period ended December 31, 2015, and the corresponding annual share usage rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average common shares (including partnership units convertible to common shares) outstanding for that year for each of the last three fiscal years:

Description	2015*	2014	2013
Time-Based Full-Value LTIP Awards Granted	126,733	145,351	76,383
Fully Vested LTIP Awards Granted in Settlement of Earned Bonus	132,607	246,471	—
Performance-Based Full-Value LTIP Awards Granted	242,384	409,395	318,900

Total Granted	501,724	801,217	395,283

Weighted Average Common Shares Outstanding during the Fiscal Year (excluding Partnership Units Convertible to Common Shares)	157,916,000	143,144,000	139,598,000
Operating Partnership Units Outstanding during the Fiscal Year	10,562,000	10,080,000	9,846,000
Weighted Average Common Shares Outstanding during the Fiscal Year (including Partnership Units Convertible to Common Shares)	168,478,000	153,224,000	149,444,000
Annual Share Usage Rate	0.30%	0.52%	0.26%
Three-Year Share Usage Average	0.36%

*
Excludes 10,197 stock options and SARs issued in adjustment of outstanding stock options and SARs in connection with the payment of the Special Dividend of $2.00 per share of Common Stock on December 8, 2015. The exercise price and number of outstanding stock options and SARs were adjusted such that each stock option and SAR had the same intrinsic value to the holder before and after giving effect to the payment of the special dividend.

Types of Awards.    Our Amended 2003 Incentive Plan authorizes the grant of stock options, SARs, restricted stock, stock units, stock bonuses, Performance-Based Awards (described below), DERs and OP Units or other convertible or exchangeable units, as well as cash bonus awards.

The Compensation Committee may authorize settlement of awards in cash or shares or other awards, subject to certain preexisting rights of participants evidenced by an award agreement.

The Compensation Committee, in making or amending an award, may determine the effect of termination of service (including retirement) on the rights and benefits under awards and in doing so may make distinctions based upon the cause of termination or other factors.

Our Amended 2003 Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of our Company; (3) if permitted by the Compensation Committee, by notice and third party payment; or (4) by the delivery of shares of Common Stock already owned by the participant.

Shares may also be issued solely for services or other rights or property. Our Amended 2003 Incentive Plan does not permit loans to participants to finance awards or stock purchases.

Transfer Restrictions.    Subject to customary exceptions set forth in our Amended 2003 Incentive Plan, rights and benefits under awards under our Amended 2003 Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the participant (or, if the participant has suffered a disability, his or her legal representative). The Compensation Committee may, however, permit certain transfers of an award if the transferor presents satisfactory evidence that the transfer is for donative, estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

Stock Options.    An option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price") during a specified term not to exceed 10 years. The Compensation Committee may grant one or more options to any Eligible Person.

The exercise price of any options granted to Eligible Persons under our Amended 2003 Incentive Plan is determined by the Compensation Committee at the time of the grant and must be at least 100% (110% in the case of an ISO granted to a participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of our Company) of the fair market value of the Common Stock on the date of grant. The Compensation Committee may grant ISOs or nonqualified stock options under our Amended 2003 Incentive Plan. ISOs have more restrictive eligibility criteria and are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Options" below. ISOs are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and our Amended 2003 Incentive Plan. No ISO may be granted under our Amended 2003 Incentive Plan after January 27, 2026.

Stock Appreciation Rights.    In its discretion, the Compensation Committee may grant a SAR concurrently with or after the grant of an option, and with reference to all or a portion of the shares covered by such option, or on a stand-alone basis. A SAR granted in connection with an option is typically the right to receive payment of an amount equal to the excess of the fair market value of Common Stock on the date the SAR is exercised over the exercise price of the related option, which we refer to as the "spread value". The base price of a stand-alone SAR must be at least the fair market value of the Common Stock on the grant date. The base price of a SAR granted with reference to an outstanding option may be less than the fair market value of Common Stock on the date of grant, but if so, may not be less than the option exercise price. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the spread value in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash. The maximum term of SARs granted under our Amended 2003 Incentive Plan is 10 years.

Restricted Stock and Stock Units.    A restricted stock award is an award typically for a fixed number of shares of Common Stock, which is subject to vesting or other restrictions. The Compensation Committee must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Compensation Committee otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting and includes a minimum vesting period of six months.

A stock unit represents a bookkeeping entry which serves as a unit of measurement relative to a share for purposes of determining the payment, in shares or cash, of a deferred benefit or right. Stock units may be granted for services rendered, in lieu of other compensation, or in lieu of, in exchange for or in addition to any other award under our Amended 2003 Incentive Plan. The Compensation Committee will specify the terms relating to the stock units, the conditions on vesting and any other restrictions imposed on the units in making the award. The stock units do not confer voting rights but may provide for DERs as determined by the Compensation Committee.

Performance-Based Awards.    The Compensation Committee may grant to eligible employees of our Company and our Subsidiaries Performance-Based Awards (other than qualifying options or SARs) designed to satisfy the requirements for deducibility under Section 162(m) of the Internal Revenue Code.

Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Compensation Committee. The performance goals must be approved by the Compensation Committee in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria:

  •
  funds from operations;

  •
  EBITDA (earnings before interest, taxes, depreciation and amortization);

  •
  stock appreciation;

  •
  total stockholder return;

  •
  total revenue growth;

  •
  net income;

  •
  net operating income growth;

  •
  occupancy gains;

  •
  releasing spreads;

  •
  square footage growth;

  •
  sales per square foot growth;

  •
  same center net operating income growth;

  •
  gross operating margin improvement; and/or

  •
  improvement in balance sheet metrics.

The business criteria may be applied based on the performance of our Company (including our Subsidiaries) on a consolidated, Subsidiary, segment, division, region or property basis, measured on an absolute basis or relative to other companies, an index or other benchmark. The performance measurement period with respect to an award may be not less than three months nor more than 10 years. To the extent provided in the applicable award agreement, performance goals will be adjusted to exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including: (i) restructurings, discontinued operations and other unusual or nonrecurring gains and losses; (ii) an event not directly related to the operations of the Company, Subsidiary, segment, division, region or property, (iii) the cumulative effects of tax or accounting changes, or (iv) other events not foreseen at the time the targets were set.

Performance-Based Awards may be stock-based (payable in stock only or in cash and stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Compensation Committee must certify that the performance goals have been satisfied. The Compensation Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits. The maximum number of shares of Common Stock which may be delivered pursuant to all stock-related awards (other than options and SARs) to any participant under our Amended 2003 Incentive Plan in any calendar year may not exceed 1,000,000 shares (subject to standard anti-dilution adjustments). The aggregate amount of compensation that may be paid to any participant in respect of Performance-Based Awards payable only in cash and not related to stock under our Amended 2003 Incentive Plan may not exceed (x) $3,000,000, times (y) the applicable number of years (not to exceed 10) in the performance period for the award. In addition, if a Performance-Based Award is payable in cash or shares of restricted stock, the lesser of the share limit or the dollar limit will apply.

Stock Bonuses.    A stock bonus typically represents a bonus in shares for services rendered (in excess of any cash payment a participant may be required to make for the shares). The Compensation Committee may grant stock bonuses to reward services, contributions or achievements or in connection with the deferral of compensation, in such manner and on such terms and conditions (including any restrictions on the shares) as the Compensation Committee may determine from time to time.

Dividend Equivalent Rights.    Our Amended 2003 Incentive Plan authorizes awards, excluding options and SARs, to be granted with or without DERs. DERs are amounts payable in cash, stock or other property (or additional stock units that may be paid in stock or cash) and are based on all or part of the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted. The Compensation Committee determines the time and conditions of payment and may limit amounts payable as DERs. Restricted stock and other stock-based awards are not considered awards coupled with DERs insofar as shares of Common Stock or other securities underlying these awards carry by their own terms the right to receive dividends or distributions.

Operating Partnership Units or other Convertible or Exchangeable Units.    The Compensation Committee may authorize for the benefit of any Eligible Person, the issuance of Common Stock or the payment of cash in connection with, or upon the exercise, conversion or exchange of, operating partnership units (both full value and appreciation only), phantom units or other interests in Subsidiaries that are issued by the Subsidiary, subject to the Compensation Committee's approval and any required Board approval. Such interests or rights may be convertible or exchangeable into shares of Common Stock, units or cash.

Deferred Payments.    Our Amended 2003 Incentive Plan authorizes the Compensation Committee to permit the deferred payment of awards. The Compensation Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

Adjustments; Acceleration.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under our Amended 2003 Incentive Plan and any outstanding stock-based awards, as well as the exercise, base or purchase prices of awards, and performance targets under certain types of performance-based awards (e.g., a SAR), are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, extraordinary cash dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Double Trigger Change in Control.    Our Amended 2003 Incentive Plan provides that, unless expressly provided in an award agreement, outstanding awards assumed by our successor entity in a change in control shall continue to be subject to vesting, but vesting shall be accelerated only if within 24 months of the change in control, the employee's employment is involuntarily terminated, including death or disability. If our successor entity does not assume outstanding awards in connection with a change in control, then the vesting of all outstanding awards will be accelerated upon a change in control.

No Limit on Other Plans or Agreements.    Our Amended 2003 Incentive Plan generally does not limit the authority of our Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, and does not limit the authority of our Board of Directors or Compensation Committee, by agreement with a participant, to alter standard provisions as to the vesting or exercisability of awards.

Termination of or Changes to our Amended 2003 Incentive Plan.    Our Board of Directors may terminate, suspend, modify or amend our Amended 2003 Incentive Plan at any time. Stockholder approval for an amendment will be obtained if required under our Amended 2003 Incentive Plan, or under Sections 162(m), 422 or 424 of the Internal Revenue Code, by other applicable law (including stock exchange rules), or if deemed necessary or advisable by our Board of Directors.

Our 2003 Incentive Plan is currently scheduled to expire on June 8, 2019. If stockholders approve this Amended 2003 Incentive Plan proposal, the term of our Amended 2003 Incentive Plan would be extended until May 26, 2026, subject to earlier termination by our Board of Directors. The applicable provisions of our Amended 2003 Incentive Plan and the Compensation Committee's authority will continue with respect to any awards then outstanding.

Generally speaking, outstanding options and other awards may be amended by the Compensation Committee (subject to the no-repricing provision referred to above), but the consent of the holder is required if the amendment (or any plan amendment) materially adversely affects the holder.

Securities Underlying Awards.    The closing price of a share of Common Stock on March 21, 2016 was $79.65 per share. If our Amended 2003 Incentive Plan proposal is approved by stockholders, our Company plans to register the 6,000,000 additional shares of Common Stock available for issuance under our Amended 2003 Incentive Plan under the Securities Act of 1933, as amended, as soon as practicable.

Federal Income Tax Consequences of Options

The U.S. federal income tax consequences of our Amended 2003 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to our Amended 2003 Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, our Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, our Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under our Amended 2003 Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, SARs, cash and stock-based performance awards, DERs, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, our Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under our Amended 2003 Incentive Plan in connection with a change in control (as this term is used under the Internal Revenue Code), our Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Internal Revenue Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to awards is not performance-based within the meaning of Section 162(m) of the Code, our Company may not be permitted to deduct that compensation to certain executive officers to the extent that aggregate non-performance-based compensation exceeds $1,000,000 in any tax year.

Specific Benefits

Our Company has not approved any awards that are conditioned upon stockholder approval of our Amended 2003 Incentive Plan. If the additional shares that will be available under our Amended 2003 Incentive Plan if stockholders approve the proposed amendments, had been available for award purposes in fiscal 2015, our Company expects that its award grants made in fiscal 2015 would not have been substantially different from those actually made in that year under our 2003 Incentive Plan. For information regarding the bonuses paid to our named executive officers for 2015 performance (and the stock-based awards granted to our named executive officers in 2015 with respect to their bonuses for 2014), see the discussion in the "Compensation Discussion and Analysis" section above. For information regarding stock-based awards granted to our Company's named executive officers during 2015, see the material under the heading "Grants of Plan-Based Awards" above.

Aggregate Past Grants Under Our 2003 Incentive Plan

As of March 21, 2016, awards covering 7,881,008 shares of Common Stock had been granted under our 2003 Incentive Plan. This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under our 2003 Incentive Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, exercises of options and SARs and vesting of restricted stock and stock units prior to that date, and holdings of options and SARs and unvested restricted stock and stock units as of that date.

	Number of Shares Subject to Past Option/SAR Grants	Number of Shares Acquired On Exercise			Number of Shares/Units Subject to Past Restricted Stock/Unit Grants(1)		Number of Shares/Units Outstanding and Unvested as of 3/21/16(1)
			Number of Shares Underlying Options/SARs as of 3/21/16			Number of Shares/Units Vested as of 3/21/16(1)
Name and Position			Exercisable	Unexercisable
Executive Group:
Arthur M. Coppola	107,679	—	107,679	—	1,915,026	1,729,828	185,198
Thomas E. O'Hern	59,406	20,885	—	—	524,949	486,355	38,594
Edward C. Coppola	76,508	—	76,508	—	984,007	911,978	72,029
Thomas J. Leanse	50,497	12,696	7,044	3,521	180,544	152,677	27,867
Robert D. Perlmutter	—	—	—	—	156,173	127,014	29,159
Total for Current Executive Group (7 persons):	366,997	59,410	191,231	3,521	4,139,255	3,757,255	382,000
Non-Executive Director Group:
John H. Alschuler	—	—	—	—	1,927	39	1,888
Steven R. Hash	—	—	—	—	1,888	—	1,888
Fred S. Hubbell	—	—	—	—	15,898	14,510	1,388
Diana M. Laing	2,700	2,700	—	—	15,898	14,510	1,388
Mason G. Ross	—	—	—	—	11,229	9,841	1,388
Steven L. Soboroff	—	—	—	—	5,383	3,995	1,388
Andrea M. Stephen	—	—	—	—	6,190	4,802	1,388
John M. Sullivan	—	—	—	—	—	—	—
Total for Current Non-Executive Director Group (8 persons):	2,700	2,700	—	—	58,413	47,697	10,716
Each other person who has received 5% or more of the options, warrants or rights under our 2003 Incentive Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	1,189,930	160,784	228,790	—	2,123,713	1,957,893	139,200
Total	1,559,627	222,894	420,021	3,521	6,321,381	5,762,845	531,916

(1)
In addition to awards of restricted stock and stock units covering shares of Common Stock granted under our 2003 Incentive Plan, these columns also include outstanding LTIP Units granted to certain of our employees. Under certain circumstances, LTIP Units that become vested may be redeemed by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. Any shares of Common Stock issued pursuant to such LTIP Units would be charged against the applicable share limits of our 2003 Incentive Plan. The terms of the LTIP Units are more fully described on pages 51-52 of this Proxy Statement.

Messrs. A. Coppola, E. Coppola and the entire non-executive director group are nominees for election as directors at our Annual Meeting.

Vote Required

Our Board of Directors believes that the proposed amendments to our 2003 Incentive Plan, as reflected in the Amended 2003 Incentive Plan will promote the interests of our Company and its stockholders and continue to enable our Company to attract, retain, motivate, and reward persons important to our Company's success.

Members of our Board of Directors and all of our Company's executive officers are eligible to receive awards under our Amended 2003 Incentive Plan and thus have a personal interest in the approval of our Amended 2003 Incentive Plan proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF OUR AMENDED 2003 INCENTIVE PLAN UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

Approval of our Amended 2003 Incentive Plan proposal requires the affirmative vote of a majority of the votes cast on the matter at our Annual Meeting in person or by Proxy. Broker non-votes and abstentions on the proposal have the effect described on pages 4-5 of this Proxy Statement.

 Equity Compensation Plan Information

Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and our Director Phantom Stock Plan. Our Company also maintains our Employee Stock Purchase Plan ("ESPP"). Except as described in footnote 4 to the table, each of these plans has been approved by our Company's stockholders.

The following table sets forth, for each of our Company's equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2015.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	3,156,208	(2)	$55.21	2,802,603	(3)
Equity compensation plans not approved by stockholders(4)	50,397		—	199,603	(5)

Total	3,206,605		$55.21	3,002,206

(1)
These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units, OP Units or LTIP Units.

(2)
Includes (a) 428,097 outstanding options and SARs with a weighted average exercise price of $55.21 and a weighted average term to expiration of 2.32 years, (b) 132,086 unvested RSUs, and (c) 1,612 unvested shares of restricted stock. Also includes 2,455,017 LTIP Units (of which 56,315 were unvested and 2,398,702 were vested) which may be redeemed for shares under our 2003 Incentive Plan, and 139,396 fully vested shares subject to stock units credited under our Director Phantom Stock Plan. This number of shares is presented before giving effect to the shares that will be purchased under our ESPP for the purchase period ending May 31, 2016.

(3)
Of these shares, 2,285,318 were available for options, SARs, restricted stock, stock units, stock bonuses, performance-based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan and 517,285 were available for issuance under our ESPP.

(4)
In February 2010, our Board of Directors approved an amendment to our Director Phantom Stock Plan to increase the number of shares of Common Stock that may be issued pursuant to the plan. In accordance with applicable NYSE listing rules, this share increase was not required to be approved by our stockholders because the shares of Common Stock issued under the plan are issued solely in payment of deferred compensation in accordance with the terms of the plan.

(5)
These shares were available for the issuance of stock units under our Director Phantom Stock Plan. See "Compensation of Non-Employee Directors" on pages 22-23 of this Proxy Statement for a description of our Director Phantom Stock Plan.

 ADDITIONAL MATTERS

Solicitation of Proxies

The cost of solicitation of Proxies for our Annual Meeting will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in the solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $20,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals and Director Nominees

For a stockholder to properly present a matter at our Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof on or after February 28, 2016 and on or before March 29, 2016, as specified in our Bylaws, and such notice must have satisfied the additional requirements set forth in our Bylaws. Our Secretary has not received any valid notice of any such matter to be presented by a stockholder at our Annual Meeting.

A stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for the 2017 annual meeting of stockholders must be received by our Company by December 16, 2016. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. A stockholder otherwise desiring to bring a proposal before the 2017 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) must comply with the then current advance notice and information requirements in our Bylaws and deliver the proposal to our principal executive offices on or after February 25, 2017 and on or before 5:00 p.m., Pacific Time, on March 27, 2017 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and Bylaws may be obtained without charge by providing a written request to our Secretary at that address.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials (or proxy materials in the case of stockholders who receive paper copies of proxy materials), addressed to those stockholders. This process, which is commonly referred to as "householding" potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the Company's common stock will be householding the Company's Notice of Internet Availability of Proxy Materials (or proxy materials in the case of stockholders who receive paper copies of proxy materials). If you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials (or proxy materials, if applicable), please notify your bank or broker, or contact Broadridge Financial Solutions, Inc., toll-free at 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. The Company undertakes, upon oral or written request, to deliver promptly a second copy of the Company's Notice of Internet Availability of Proxy Materials (or proxy materials, if applicable) to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials (or proxy materials, if applicable) at their address and would like to request householding of the communications should contact their bank or broker or The Macerich Company, Attn: Investor Relations, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied on a timely basis.

Other Matters

Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

Appendix I

RECONCILIATION OF NON-GAAP MEASURES

Funds From Operations ("FFO") and Adjusted Funds From Operations ("AFFO")

Our Company uses FFO in addition to net income to report our operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

Adjusted FFO ("AFFO") excludes the FFO impact of Shoppingtown Mall and Valley View Center for the year ended December 31, 2012. In December 2011, our Company conveyed Shoppingtown Mall to the lender by a deed-in-lieu of foreclosure. In July 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date, resulting in a gain on extinguishment of debt of $104.0 million. On May 31, 2012, our Company conveyed Prescott Gateway to the lender by a deed-in-lieu of foreclosure and the debt was forgiven resulting in a gain on extinguishment of debt of $16.3 million. AFFO excludes the gain on extinguishment of debt on Prescott Gateway for the twelve months ended December 31, 2012.

FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as our Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Our Company believes that such a presentation also provides investors with a more meaningful measure of our operating results in comparison to the operating results of other REITs. Our Company believes that AFFO and AFFO on a diluted basis provide useful supplemental information regarding our Company's performance as they show a more meaningful and consistent comparison of our Company's operating performance and allow investors to more easily compare our Company's results without taking into account non-cash credits and charges on properties controlled by either a receiver or loan servicer. Our Company believes that FFO and AFFO on a diluted basis are measures investors find most useful in measuring the dilutive impact of outstanding convertible securities.

Our Company believes that FFO and AFFO do not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income as defined by GAAP, and are not indicative of cash available to fund all cash flow needs. Our Company also cautions that FFO and AFFO, as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

Management compensates for the limitations of FFO and AFFO by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of FFO and AFFO and a reconciliation of FFO and AFFO and FFO and AFFO-diluted to net income available to common stockholders. Management believes that to further understand our Company's performance, FFO and AFFO should be compared with our Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our Company's consolidated financial statements. See our Company's Annual Report on Form 10-K for the year ended December 31, 2015.

The following reconciles net income attributable to our Company to FFO and FFO-diluted for the years ended December 31, 2015, 2014, 2013 and 2012 and FFO and FFO-diluted to AFFO and AFFO-diluted for the same periods (dollars and shares in thousands):

	2015	2014	2013	2012
Net income attributable to our Company	$487,562	$1,499,042	$420,090	$337,426
Adjustments to reconcile net income attributable to our Company to FFO—basic:
Noncontrolling interests in the Operating Partnership	32,615	105,584	29,637	27,359
(Gain) loss on sale or write down of consolidated assets, net	(378,248)	(73,440)	(207,105)	40,381
Gain on remeasurement of consolidated assets	(22,089)	(1,423,136)	(51,205)	(199,956)
Add: gain (loss) on undepreciated assets—consolidated assets	1,326	1,396	2,546	(390)
Add: noncontrolling interests share of gain (loss) on sale of assets—consolidated joint ventures	481	146	(2,082)	1,899
(Gain) loss on sale or write down of assets—unconsolidated joint ventures(1)	(4,392)	1,237	(94,372)	(2,019)
Add: gain on sale of undepreciated assets—unconsolidated joint ventures(1)	4,395	2,621	602	1,163
Depreciation and amortization on consolidated assets	464,472	378,716	374,425	307,193
Less: noncontrolling interests in depreciation and amortization—consolidated joint ventures	(14,962)	(20,700)	(19,928)	(18,561)
Depreciation and amortization—unconsolidated joint ventures(1)	84,160	82,570	86,866	96,228
Less: depreciation on personal property	(13,052)	(11,282)	(11,900)	(12,861)

FFO attributable to common stockholders and unit holders—basic and diluted	642,268	542,754	527,574	577,862
(Gain) loss on early extinguishment of debt, net—consolidated assets	(1,487)	9,551	(2,684)	—
Gain on early extinguishment of debt, net—unconsolidated joint ventures(1)	—	—	(352)	—

FFO attributable to common stockholders and unit holders excluding early extinguishment of debt, net—diluted	640,781	552,305	524,538	577,862
Costs related to unsolicited takeover offer	25,204	—	—	—

FFO attributable to common stockholders and unit holders excluding early extinguishment of debt, net and costs related to unsolicited takeover offer—diluted	665,985	552,305	524,538	577,862
Shoppingtown Mall	—	—	—	422
Valley View Center	—	—	—	(101,105)
Prescott Gateway	—	—	—	(16,296)

AFFO and AFFO attributable to common stockholders and unit holders—diluted	$665,985	$552,305	$524,538	$460,883

Weighted average number of FFO shares outstanding for:
FFO attributable to common stockholders and unit holders—basic(2)	168,478	153,224	149,444	144,937
Adjustments for the impact of dilutive securities in computing FFO—diluted:
Share and unit-based compensation	144	147	82	—

FFO attributable to common stockholders and unit holders—diluted(3)	168,622	153,371	149,526	144,937

(1)
Unconsolidated assets are presented at our Company's pro rata share.

(2)
Calculated based upon basic net income as adjusted to reach basic FFO. During the years ended December 31, 2015, 2014, 2013 and 2012, there were 10.6, 10.1 million, 9.8 million and 10.9 million OP Units outstanding, respectively.

(3)
The computation of FFO-diluted shares outstanding includes the effect of share and unit-based compensation plans and the senior notes using the treasury stock method. It also assumes the conversion of MACWH, LP common and preferred units to the extent that they are dilutive to the FFO-diluted computation.

The following reconciles net income per share attributable to common stockholders-diluted to FFO per share-diluted and AFFO per share-diluted for the years ended December 31, 2015, 2014, 2013 and 2012:

	2015	2014	2013	2012
Net income per share attributable to common stockholders—diluted	$3.08	$10.45	$3.00	$2.51
Per share impact of depreciation and amortization of real estate	3.09	2.81	2.88	2.57
Per share impact of gain on remeasurement, sale or write down of assets, net	(2.36)	(9.72)	(2.35)	(1.09)

FFO per share—diluted	3.81	3.54	3.53	3.99
Per share impact of loss (gain) on early extinguishment of debt, net	(0.01)	0.06	(0.02)	—
Per share impact of costs related to unsolicited takeover offer	0.15	—	—	—

FFO per share excluding early extinguishment of debt, net and costs related to unsolicited takeover offer—diluted	3.95	3.60	3.51	3.99
Per share impact—Shoppingtown Mall, Valley View Center and Prescott Gateway	—	—	—	(0.81)

AFFO per share—diluted	$3.95	$3.60	$3.51	$3.18

Appendix II

Peer REITs

1.	Acadia Realty Trust
2.	Agree Realty Corp.
3.	Alexander's Inc.
4.	Alexandria Real Estate Equities Inc.
5.	American Assets Trust Inc.
6.	American Campus Communities Inc.
7.	American Homes 4 Rent Cl A
8.	American Residential Properties Inc.
9.	American Tower Corp.
10.	Apartment Investment & Management Co. Cl A
11.	Armada Hoffler Properties Inc.
12.	Ashford Hospitality Prime Inc.
13.	Ashford Hospitality Trust Inc.
14.	AvalonBay Communities Inc.
15.	BioMed Realty Trust Inc.
16.	Boston Properties Inc.
17.	Brandywine Realty Trust
18.	Brixmor Property Group Inc.
19.	Camden Property Trust
20.	Campus Crest Communities Inc.
21.	CareTrust REIT, Inc.
22.	CatchMark Timber Trust Inc. Cl A
23.	CBL & Associates Properties Inc.
24.	Cedar Realty Trust Inc.
25.	Chatham Lodging Trust
26.	Chesapeake Lodging Trust
27.	Columbia Property Trust Inc.
28.	CorEnergy Infrastructure Trust Inc.
29.	CoreSite Realty Corp.
30.	Corporate Office Properties Trust
31.	Corrections Corporation of America
32.	Cousins Properties Inc.
33.	Crown Castle International Corp.
34.	CubeSmart
35.	CyrusOne Inc.
36.	DCT Industrial Trust Inc.
37.	DDR Corp.
38.	DiamondRock Hospitality Company
39.	Digital Realty Trust Inc.
40.	Douglas Emmett Inc.
41.	Duke Realty Corp.
42.	Dupont Fabros Technology Inc.
43.	EastGroup Properties Inc.
44.	Education Realty Trust Inc.
45.	Empire State Realty Trust Inc. Cl A
46.	EPR Properties
47.	Equinix, Inc.
48.	Equity Commonwealth
49.	Equity Lifestyle Properties Inc.
50.	Equity One Inc.
51.	Equity Residential
52.	Essex Property Trust Inc.
53.	Extra Space Storage Inc.
54.	Federal Realty Investment Trust
55.	FelCor Lodging Trust Inc.
56.	First Industrial Realty Trust Inc.
57.	First Potomac Realty Trust
58.	Franklin Street Properties Corp.
59.	Gaming and Leisure Properties Inc. WI
60.	General Growth Properties Inc.
61.	Getty Realty Corp.
62.	Gladstone Commercial Corp.
63.	Government Properties Income Trust
64.	Gramercy Property Trust Inc.
65.	HCP Inc.
66.	Healthcare Realty Trust Inc.
67.	Healthcare Trust of America Inc. Cl A
68.	Hersha Hospitality Trust Cl A
69.	Highwoods Properties Inc.
70.	Hospitality Properties Trust
71.	Host Hotels & Resorts Inc.
72.	Hudson Pacific Properties Inc.
73.	Inland Real Estate Corp.
74.	Investors Real Estate Trust
75.	Iron Mountain Incorporated
76.	Kilroy Realty Corp.
77.	Kimco Realty Corp.
78.	Kite Realty Group Trust
79.	Lamar Advertising Company
80.	LaSalle Hotel Properties
81.	Lexington Realty Trust
82.	Liberty Property Trust
83.	LTC Properties Inc.
84.	Mack-Cali Realty Corp.
85.	Medical Properties Trust Inc.
86.	Mid-America Apartment Communities Inc.
87.	Monmouth Real Estate Investment Corp. Cl A
88.	Monogram Residential Trust, Inc.
89.	National Health Investors Inc.
90.	National Retail Properties Inc.
91.	New Senior Investment Group Inc.
92.	New York REIT Inc.
93.	NorthStar Realty Finance Corp.
94.	Omega Healthcare Investors Inc.
95.	One Liberty Properties Inc.
96.	Outfront Media, Inc.
97.	Paramount Group Inc.
98.	Parkway Properties Inc.

II-1

99.	Pebblebrook Hotel Trust
100.	Pennsylvania Real Estate Investment Trust
101.	Physicians Realty Trust
102.	Piedmont Office Realty Trust Inc. Cl A
103.	Plum Creek Timber Company Inc.
104.	Post Properties Inc.
105.	Potlatch Corp.
106.	Prologis Inc.
107.	PS Business Parks Inc.
108.	Public Storage
109.	QTS Realty Trust Inc. Cl A
110.	Ramco-Gershenson Properties Trust
111.	Rayonier Inc.
112.	Realty Income Corp.
113.	Regency Centers Corp.
114.	Retail Opportunity Investments Corp.
115.	Retail Properties of America Inc. Cl A
116.	Rexford Industrial Realty Inc.
117.	RLJ Lodging Trust
118.	Rouse Properties Inc.
119.	Ryman Hospitality Properties Inc.
120.	Sabra Health Care REIT Inc.
121.	Saul Centers Inc.
122.	Select Income REIT
123.	Senior Housing Properties Trust
124.	Silver Bay Realty Trust Corp.
125.	Simon Property Group Inc.
126.	SL Green Realty Corp.
127.	Sovran Self Storage Inc.
128.	Spirit Realty Capital Inc.
129.	STAG Industrial Inc.
130.	Starwood Waypoint Residential Trust
131.	Store Capital Corp.
132.	Summit Hotel Properties Inc.
133.	Sun Communities Inc.
134.	Sunstone Hotel Investors Inc.
135.	Tanger Factory Outlet Centers Inc.
136.	Taubman Centers Inc.
137.	Terreno Realty Corp.
138.	The GEO Group Inc.
139.	The Macerich Company
140.	TIER REIT, Inc.
141.	UDR Inc.
142.	UMH Properties Inc.
143.	Universal Health Realty Income Trust
144.	Urstadt Biddle Properties Inc. Cl A
145.	Ventas Inc.
146.	VEREIT, Inc.
147.	Vornado Realty Trust
148.	W.P. Carey Inc.
149.	Washington Real Estate Investment Trust
150.	Weingarten Realty Investors
151.	Welltower, Inc.
152.	Weyerhaeuser Co.
153.	Whitestone REIT
154.	Winthrop Realty Trust
155.	WP Glimcher Inc.

II-2

Appendix III

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN

As Amended and Restated as of January 28, 2016

Page
1.	THE PLAN		III-1
	1.1	Purpose	III-1
	1.2	Administration and Authorization; Power and Procedure	III-1
	1.3	Participation	III-2
	1.4	Shares Available for Awards; Share Limits	III-2
	1.5	Grant of Awards	III-3
	1.6	Award Period	III-3
	1.7	Limitations on Exercise and Vesting of Awards	III-3
	1.8	No Transferability; Limited Exception to Transfer Restrictions	III-4
2.	OPTIONS		III-4
	2.1	Grants	III-4
	2.2	Option Price	III-4
	2.3	Limitations on Grant and Terms of Incentive Stock Options	III-5
	2.4	Limits on 10% Holders	III-5
	2.5	Effects of Termination of Employment or Service	III-5
	2.6	Limitation on Exercise of Option Award	III-6
3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)		III-6
	3.1	Grants	III-6
	3.2	Exercise of Stock Appreciation Rights	III-7
	3.3	Payment	III-7
4.	RESTRICTED STOCK AND STOCK UNIT AWARDS		III-7
	4.1	Grants	III-7
	4.2	Restrictions	III-8
	4.3	Return to the Corporation	III-8
5.	PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS		III-9
	5.1	Grants of Performance Share Awards	III-9
	5.2	Special Performance-Based Awards	III-9
	5.3	Grants of Stock Bonuses and Other Awards	III-10
	5.4	Deferred Payments	III-10
	5.5	Limitations on Awards	III-10
	5.6	Dividend Equivalent Rights	III-10
	5.7	Operating Partnership Units or other Convertible Units	III-11
	5.8	Alternative Payments	III-11
6.	OTHER PROVISIONS		III-11
	6.1	Rights of Eligible Persons, Participants and Beneficiaries	III-11
	6.2	Adjustments; Acceleration	III-11
	6.3	Effect of Termination of Service on Awards	III-13
	6.4	Compliance with Laws	III-14
	6.5	Tax Matters	III-14
	6.6	Plan and Award Amendments, Termination and Suspension	III-14
	6.7	Privileges of Stock Ownership	III-15
	6.8	Effective Date of the Plan	III-15
	6.9	Term of the Plan	III-15
	6.10	Governing Law/Construction/Severability	III-15
	6.11	Captions	III-16

III-i

Page
	6.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation	III-16
	6.13	Non-Exclusivity of Plan	III-16
	6.14	No Corporate Action Restriction	III-16
	6.15	Other Company Benefit and Compensation Program	III-17
	6.16	Clawback Policy	III-17
7.	DEFINITIONS		III-17
	7.1	Definitions	III-17

III-ii

THE MACERICH COMPANY
2003 EQUITY INCENTIVE PLAN
As Amended and Restated as of January 28, 2016

1.    THE PLAN.

            1.1    Purpose.

                     The purpose of this Plan is to promote the success of the Company by providing the grant of Awards to attract, motivate, retain and reward key employees (including employees who are officers) and directors of, and certain consultants and advisors to, the Company with awards and incentives for individual service or performance, financial performance of the Company and market performance of the Corporation's Common Stock. "Corporation" means The Macerich Company, a Maryland corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

            1.2    Administration and Authorization; Power and Procedure.

                     (a)    Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Where the Committee authorizes the issuance of shares under this Plan, the Committee shall adopt a resolution which sets the minimum consideration for the shares to be issued or a formula for its determination, fairly describes any consideration other than money and states any findings required by this Plan or the partnership agreement of The Macerich Partnership, L.P.

                     (b)    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the resolutions of the Board approving this Plan, and compliance with Section 2-203 of the Maryland General Corporation Law, the Committee shall have the authority:

           (i)    to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

           (ii)    to grant or approve Awards, including Awards issued by its Subsidiaries, to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, including any performance criteria, consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

           (iii)    to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

           (iv)    to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v)    to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

           (vi)    to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of such Awards under Section 1.6;

III-1

           (vii)    to determine whether, and the extent to which, adjustments are required pursuant to Section 6.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 6.2; and

           (viii)    to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 6.2(a) the Committee shall not without the approval of stockholders (1) amend an outstanding Option or SAR to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR, when the exercise or base price exceeds the Fair Market Value of one share of Common Stock, in exchange for cash or other Awards, (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an Option or SAR with an exercise or base price that is less than the exercise or base price of the original Award, or (4) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company's shares of Common Stock are listed.

                     (c)    Binding Determinations/Liability Limitation.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

                     (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                     (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

            1.3    Participation.

                     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

            1.4    Shares Available for Awards; Share Limits.

                     (a)    Shares Available.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

                     (b)    Share Limits.

           (i)    The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 19,825,428 shares (the "Share Limit").

           (ii)    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 4,000,000 shares.

           (iii)    The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan shall be limited to 750,000.

III-2

           (iv)    Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

                     (c)    Calculation of Available Shares and Replenishment.    To the extent that an Award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan (and for purposes of clarity, other than as a result of an adjustment pursuant to Section 6.2), the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of an Option or Stock Appreciation Right granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 1.4(b), as opposed to only counting the shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 1.4(b) with respect to such exercise.) Shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under this Plan. In the event the Corporation repurchases shares of Common Stock on the open market, such shares shall not be added to the share limits under Section 1.4(b). Refer to Section 6.12 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

            1.5    Grant of Awards.

                     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

            1.6    Award Period.

                     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, subject to Section 4.1(c), in the case of Options and Stock Appreciation Rights, not later than ten (10) years after the Award Date.

            1.7    Limitations on Exercise and Vesting of Awards.

                     (a)    Provisions for Exercise.    Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

                     (b)    Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary or the Treasurer of the Corporation or its or their designee approves a notice of such exercise in the form required by the Company from the Participant, together with any required payment made in accordance with Section 2.2.

                     (c)    Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be

III-3

purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

            1.8    No Transferability; Limited Exception to Transfer Restrictions.

                     (a)    Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

                     (b)    Exceptions.    The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, or charitable institutions, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the Participant and/or members of the Participant's immediate family or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may establish. Consistent with Section 6.4, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (i) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (ii) will not compromise the Corporation's ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act or a Subsidiary's ability to rely on SEC Rule 701 thereunder with respect to Subsidiary interests or securities. Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

                     (c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

           (i)    transfers to the Corporation,

           (ii)    the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (iii)    subject to any applicable ISO limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

           (iv)    if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

           (v)    the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.    OPTIONS.

            2.1    Grants.

            One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

            2.2    Option Price.

                     (a)    Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market

III-4

Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof, payable in any form of lawful consideration specified by the Committee.

                     (b)    Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

            2.3    Limitations on Grant and Terms of Incentive Stock Options.

                     (a)    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                     (b)    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that qualifies as a "subsidiary corporation" pursuant to Section 424(f) of the Code. For this purpose, a "subsidiary corporation" means any Subsidiary that is a corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain of corporations owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

            2.4    Limits on 10% Holders.

            No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            2.5    Effects of Termination of Employment or Service.

                     (a)    Options.    Unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant:

           (i)    Options—Resignation or Dismissal.    If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such

III-5

      termination being referred to as the "Severance Date") (other than Total Disability or death, Retirement, or for Cause (as determined in the discretion of the Committee)), the Participant shall have three months after the Severance Date, but not beyond the original option term, to exercise any Option to the extent it is exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

           (ii)    Options—Death or Disability.    If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date, but not beyond the original option term, to exercise any Option to the extent it is exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

           (iii)    Options—Retirement.    If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have until 12 months after the Severance Date, but not beyond the original option term, to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it is exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate on that date.

                     (b)    Certain SARs.    Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

                     (c)    Committee Discretion.    Notwithstanding and without limiting the foregoing provisions of this Section 2.5, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

                     (d)    Limitations on Incentive Stock Options.    Notwithstanding the foregoing, to the extent that the post-termination exercise period of an Incentive Stock Option exceeds the limitations under Section 422 the Code, such Option will cease to be treated as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

            2.6    Limitation on Exercise of Option Award.    No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. If a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

3.    STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

            3.1    Grants.

            In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

III-6

            3.2    Exercise of Stock Appreciation Rights.

                     (a)    Tandem SARs.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to an Option shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable. The base price of any SAR related to an Option may be less than the Fair Market Value of the Common Stock on the grant date, provided that such price shall be no less than the exercise price of the related Option. To the extent that a Stock Appreciation Right is exercised, the number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the referenced number of underlying shares as to which the exercise related.

                     (b)    Stand-Alone SARs.    Subject to Sections 1.6 and 1.7, a Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. The base price of each stand-alone SAR shall be determined by the Committee at the time of the Award, provided that such price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

            3.3    Payment.

                     (a)    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

           (i)    the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

           (ii)    the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

                     (b)    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a Stock Appreciation Right to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a Stock Appreciation Right which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

4.    RESTRICTED STOCK AND STOCK UNIT AWARDS.

            Subject to any applicable limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan, and such rules and procedures as the Committee may establish from time to time:

            4.1    Grants.

                     (a)    Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other

III-7

factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered, or to the extent provided in an applicable agreement with the Participant. Stock certificates or book entries representing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

                     (b)    Stock Units.    The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee.

                     (c)    Payouts.    The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit or require Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units in accordance with Section 6.5.

            4.2    Restrictions.

                     (a)    Pre-Vesting Restraints.    Except as provided in Section 4.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

                     (b)    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Restricted Stock Awards (to the extent not also entitled to receive dividends) and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the Committee, as provided in Section 5.6.

                     (c)    Payments.    If the Participant shall have paid or received cash, shares or other property (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

            4.3    Return to the Corporation.

            Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

III-8

5.    PERFORMANCE SHARE AWARDS, OTHER STOCK AWARDS AND DIVIDEND EQUIVALENT RIGHTS.

            5.1    Grants of Performance Share Awards.

                     Subject to Section 6.4, the Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration and subject to any limitations under applicable law, resolutions of the Board, other generally applicable terms and conditions of this Plan) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

            5.2    Special Performance-Based Awards.

                     (a)    General Provisions.    Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division, region or property basis, measured on an absolute basis or relative to other companies, an index, or other benchmark, with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, total revenue growth, net income, net operating income growth, occupancy gains, releasing spreads, square footage growth, sales per square foot growth, same center net operating income growth, gross operating margin improvement, and improvement in balance sheet metrics. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the applicable performance period (or before one-quarter of the performance measurement period has elapsed, if such period is less than one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. To the extent provided in the applicable Award Agreement, performance targets shall be adjusted to exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including: (i) restructurings, discontinued operations, and other unusual or nonrecurring gains and losses, (ii) an event not directly related to the operations of the Company, Subsidiary, segment, division, region, or property, (iii) the cumulative effects of tax or accounting changes, or (iv) other events not foreseen at the time the targets were set. The applicable performance measurement period may be not less than three months nor more than 10 years.

                     (b)    Maximum Award.    Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards (other than Options and Stock Appreciation Rights) made in any calendar year to any Eligible Employee under this Plan relate to more than 1,000,000 shares, subject to adjustment pursuant to Section 6.2. In no event shall grants made to any Eligible Employee under this

III-9

Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) $3,000,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods. If an Award pursuant to this Section 5.2 is payable in cash or restricted shares, the lesser of the share limit or the dollar limit of this Section 5.2(b) shall apply.

                     (c)    Committee Certification.    Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

                     (d)    Terms and Conditions of Awards.    The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

                     (e)    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Presumptively Qualifying Awards) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

            5.3    Grants of Stock Bonuses and Other Awards.

                     Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward services, contributions or achievements, or in connection with the deferral of compensation, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares, if any) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

            5.4    Deferred Payments.

                     The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accretions to benefits thereon based upon such deferment (including, but not limited to a greater nominal value in shares than in cash or an allowance for interest, dividend equivalents or appreciation rights) at the election or at the request of such Participant or as a mandatory basis as a condition of the Award, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

            5.5    Limitations on Awards.

                     Notwithstanding the provisions of this Article 5, in no case may any Award of shares be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

            5.6    Dividend Equivalent Rights.

                     In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Award on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be paid or credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the Award is settled or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash, shares or other property, or (to the extent permitted by law) may be

III-10

subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

            5.7    Operating Partnership Units or other Convertible Units.

                     The Committee may authorize for the benefit of any Eligible Person the issuance of Common Stock or the payment of cash in connection with, or upon exercise, conversion or exchange of, operating partnership units (both full value and appreciation only), phantom units or other interests in Subsidiaries that are issued by the Subsidiary with the Committee's approval and any required Board approval and that are convertible or exchangeable into Common Stock, units or cash.

            5.8    Alternative Payments.

                     The Committee may require or allow all or a portion of an Award under this Article 5 to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.    OTHER PROVISIONS.

            6.1    Rights of Eligible Persons, Participants and Beneficiaries.

                     (a)    Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

                     (b)    No Employment/Service Agreement.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or other agreement other than an Award Agreement.

                     (c)    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

            6.2    Adjustments; Acceleration.

                     (a)    Adjustments.    Upon or in contemplation of: any reclassification, recapitalization, stock split, stock dividend or reverse stock split (collectively, a "stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety; then the Committee shall:

           (i)    equitably and proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price (which term includes the base price in the case of SARs or similar rights) of any or all outstanding Awards, (d) the securities, cash or other

III-11

      property deliverable upon exercise of any or all outstanding Awards, or (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any or all outstanding Awards, or

           (ii)    make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the outstanding Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Award, unless otherwise provided in, or by authorized amendment to, the Award Agreement or provided in another applicable agreement with the Participant.

The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and/or the terms of outstanding Awards to take into account cash or stock dividends declared and paid other than in the ordinary course to the extent determined to be necessary by the Committee to avoid distortion in the value of the Awards. Notwithstanding anything to the contrary set forth in this Section 6.2(a), no adjustment shall be required if such action would cause an Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A of the Code or otherwise would subject a participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a)(i) above shall nevertheless be made.

It is intended that, if possible, any adjustments contemplated by the preceding provisions of this Section 6.2(a) be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 1.2(c), any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 6.2(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

                     (b)    Automatic Termination upon Settlement.    Without limiting the authority of the Company under Section 6.2(a) or (c), if provision has been made by the Committee for the assumption, substitution, exchange or other settlement (each of the foregoing, a "settlement") or continuation of at least the vested portion of an outstanding Award pursuant to Section 6.2(a) upon or in anticipation of either (i) a Change in Control Event approved by the Board, or (ii) a reorganization event which the Company does not survive (or does not survive as a public company in respect of its outstanding common stock) then (subject, however, to the terms of such settlement or continuation and any specific terms of the Award or another applicable written agreement to the contrary) the prior outstanding Award shall terminate upon consummation of the event to the extent so provided.

                     (c)    Double Trigger Change in Control Acceleration of Awards.    The following shall apply to Awards (or replacement awards) held by any Participant immediately prior to the occurrence of a Qualified Termination upon or not later than 24 months following a Change in Control Event:

           (i)    each Option and Stock Appreciation Right shall become immediately vested and exercisable,

           (ii)    all shares of Restricted Stock shall immediately vest free of restrictions, and

           (iii)    each other Award shall become immediately payable to the Participant.

III-12

A "Qualified Termination" for these purposes (i) includes any termination of employment by the Company (other than for Cause or because of the Participant's death or Total Disability), subject to the actual occurrence of the Change in Control Event, (ii) may include a constructive termination by the Company (such as a termination by the Participant for specified reasons), and (iii) may be deemed (subject to actual occurrence of the Change in Control Event before expiration or other termination of the Award) to include any such termination by the Company in express contemplation of a publicly announced Change in Control Event.

            If Awards are not assumed, continued, or replaced in connection with a Change in Control Event, the foregoing subsections (i) through (iii) shall apply to such Awards.

            The Committee may override the provisions regarding acceleration in this Section 6.2(c) by express provision in the Award Agreement or otherwise and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2(d)), immediately prior to the event.

                     (d)    Limitation on Award Adjustments.    To the extent limited by Section 162(m) in the case of an Award intended as a performance-based award for purposes of Section 162(m) and necessary to assure deductibility of the compensation payable under the Award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

                     (e)    No Extension Beyond Expiration.    Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

                     (f)    Possible Rescission of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

                     (g)    Terminology.    As used in this Section 6.2 and without limiting the authority of the Board in other contexts, the term "Committee" includes alternatively, the Board.

            6.3    Effect of Termination of Service on Awards.

                     (a)    General.    Subject to Section 2.5, the Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise provided in the Award Agreement or other provision of this Plan or another written agreement with the Participant, the Severance Date shall be the later of (1) the date of termination (for any reason whatsoever) of the Participant's employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination of the Award if a person's status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

                     (b)    Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or Non-Employee Director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written agreement with the Participant or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the written agreement or Award otherwise expressly provides), the Participant's termination of services for purposes of Section 2.5, 3, 4.3 or 5 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

III-13

                     (c)    Effect on Unvested Awards.    Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not become exercisable, or vested, as the case may be, as of the applicable Severance Date, shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not exercisable shall terminate. Vested Options and any related SARs are further subject to the provisions of Section 2.5.

                     (d)    Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

                     (e)    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary an involuntary termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary's change of status.

            6.4    Compliance with Laws.

            This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

            6.5    Tax Matters.

            Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) require or grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum number required for tax withholding under applicable law. Notwithstanding anything to the contrary in the foregoing, the Company may permit tax withholding in shares in excess of the statutory minimum provided the accounting rules under ASC 718 will not result in liability classification of the awards under the rules.

            6.6    Plan and Award Amendments, Termination and Suspension.

                     (a)    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or

III-14

after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

                     (b)    Stockholder Approval.    To the extent then required under Section 1.2(b) of the Plan, Sections 162, 422 or 424 of the Code or any other applicable law or listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                     (c)    Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b), 1.6 and 6.6(d) and subject to the resolutions of the Board approving the Plan) may make other changes to the terms and conditions of Awards, including without limitation, providing for shorter vesting periods or longer exercise periods for Awards.

                     (d)    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

                     (e)    ISO Acceleration.    The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

            6.7    Privileges of Stock Ownership.

            Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

            6.8    Effective Date of the Plan.

            This amended and restated version of the Plan is effective as of January 28, 2016, the date of approval by the Board. Awards granted under this Plan prior to such date shall be governed by the terms of this Plan as in effect on the applicable grant date of the Award and the applicable Award Agreement. The Plan shall be submitted for and subject to stockholder approval.

            6.9    Term of the Plan.

            No Award will be granted under this Plan after May 26, 2026 (the "termination date") and no Incentive Stock Option will be granted under this Plan after January 27, 2026. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

            6.10    Governing Law/Construction/Severability.

                     (a)    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

                     (b)    Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                     (c)    Plan Construction.

III-15

           (i)    Rule 16b-3.    It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards or if a particular Award or event does not so qualify.

           (ii)    Section 162(m).    It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than the Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

            6.11    Captions.

            Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

            6.12    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

            Awards may be granted under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.

            Any such shares that are issued and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the maximum number of shares and awards available for issuance under the Plan.

            6.13    Non-Exclusivity of Plan.

            Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

            6.14    No Corporate Action Restriction.

            The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary.

III-16

No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

            6.15    Other Company Benefit and Compensation Program.

            Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

            6.16    Clawback Policy.

            Awards granted under the Plan shall be subject to the Company's clawback policy, as in effect from time to time.

7.    DEFINITIONS.

            7.1    Definitions.

                     (a)    "Award" means (i) an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, Dividend Equivalent Right or deferred payment right, convertible, exchangeable or other security pursuant to Section 5.7, or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, or (ii) a cash award (whether or not intended to qualify as a Performance-Based Award under Section 5.2), in each case authorized by and granted under this Plan.

                     (b)    "Award Agreement" means either (1) a written award agreement in a form approved by the Committee and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved consistent with the written award agreement approved by the Committee and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally, as the Corporation may provide and, in each case and if required by the Corporation, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Corporation may require.

                     (c)    "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

                     (d)    "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

                     (e)    "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

                     (f)    "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

                     (g)    "Board" means the Board of Directors of the Corporation.

III-17

                     (h)    "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable agreement with the Participant) a termination of service based upon a finding by the Company, acting in good faith based on its reasonable belief at the time, that the Participant:

           (1)    has failed to perform job duties in a material respect without proper cause; or

           (2)    has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company in a manner injurious to the Company; or has been convicted of a felony; or

           (3)    has materially breached any of the provisions of any agreement with the Company.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

                     (i)    "Change in Control Event" means any of the following:

           (1)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or successor or (iv) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (3)(B) and (3)(C) below;

           (2)    Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

           (3)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries ("Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting

III-18

      Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

           (4)    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                     (j)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                     (k)    "Commission" means the Securities and Exchange Commission.

                     (l)    "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law or the Corporation's charter or Bylaws. Each member of a Committee shall be a "non-employee director" within the meaning of Rule 16b-3 and an "independent director" under the New York Stock Exchange listing standards. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

                     (m)    "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

                     (n)    "Company" means, collectively, the Corporation and its Subsidiaries.

                     (o)    "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

                     (p)    "Corporation" means The Macerich Company, a Maryland corporation, and its successors.

                     (q)    "Dividend Equivalent Right" or "DER" means a right authorized under Section 5.6 of this Plan; provided, however, that Restricted Stock and other stock-based Awards shall not be deemed to be Awards coupled with Dividend Equivalent Rights insofar as shares of Common Stock or other securities underlying these Awards carry by their own terms the right to receive dividends or distributions.

                     (r)    "Eligible Employee" means an officer (whether or not a director) or key employee of the Company.

                     (s)    "Eligible Person" means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as designated by the Committee in its discretion.

                     (t)    "Equity Shares" means shares that are either Common Stock or Preferred Stock.

                     (u)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                     (v)    "Fair Market Value" means, unless otherwise determined or provided by the Committee in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange

III-19

(the "Exchange") for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

                     (w)    "Full-Value Award" means any Award under this Plan that is not an Option grant or a SAR grant.

                     (x)    "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

                     (y)    "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

                     (z)    "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

                     (aa)    "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

                     (bb)    "Other Eligible Person" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's or any Subsidiary's compliance with any other laws applicable to transactions or determinations under this Plan.

                     (cc)    "Ownership Limit" means 9.8% of the lesser of the number or value of the outstanding Equity Shares of the Corporation, except as otherwise permitted under the charter of the Corporation.

                     (dd)    "Participant" means an Eligible Person who has been granted an Award under this Plan.

                     (ee)    "Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

III-20

                     (ff)    "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

                     (gg)    "Plan" means this 2003 Equity Incentive Plan, as it may be amended from time to time.

                     (hh)    "Preferred Stock" means the Preferred Stock of the Corporation.

                     (ii)    "Qualified Termination" is defined in Section 6.2(c).

                     (jj)    "Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

                     (kk)    "Retirement" means, except as otherwise provided in an Award Agreement, retirement with the consent of the Company, from active service as an employee or officer of the Company or, in the case of a Non-Employee Director, a retirement or resignation as a director, in each case only on or after attaining age 55 with 10 or more years of service or after attaining age 65.

                     (ll)    "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

                     (mm)    "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

                     (nn)    "Securities Act" means the Securities Act of 1933, as amended from time to time.

                     (oo)    "Severance Date" means the date of termination of employment or service as further defined in Section 6.3.

                     (pp)    "Stock Appreciation Right" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

                     (qq)    "Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

                     (rr)    "Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

                     (ss)    "Subsidiary" means The Macerich Partnership, L.P., Macerich Management Company, Macerich Partners of Colorado LLC, Brooklyn Kings Plaza LLC, Valley Stream Green Acres LLC, Queens Center SPE LLC, Wilton Mall, LLC, Macerich Niagara LLC and WMAP L.L.C. or any corporation or other entity controlled (by stock ownership or otherwise), directly or indirectly by, or under common control with, the Corporation.

                     (tt)    "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

III-21

THE MACERICH COMPANY 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90401

AUTHORIZE YOUR PROXY BY INTERNET- www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01096-P75448-Z67694	KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MACERICH COMPANY
The Board of Directors recommends you vote FOR the
following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain

1a. John H. Alschuler	☐	☐	☐

1b. Arthur M. Coppola	☐	☐	☐			For	Against	Abstain

1c. Edward C. Coppola 1d. Steven R. Hash	☐ ☐	☐ ☐	☐ ☐	2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

1e. Fred S. Hubbell 1f. Diana M. Laing	☐ ☐	☐ ☐	☐ ☐	3.	Advisory vote to approve our named executive officer compensation as described in our Proxy Statement.	☐	☐	☐

1g. Mason G. Ross 1h. Steven L. Soboroff	☐ ☐	☐ ☐	☐ ☐	4.	Approval of our Amended and Restated 2003 Equity Incentive Plan.	☐	☐	☐

1i. Andrea M. Stephen 1j. John M. Sullivan	☐ ☐	☐ ☐	☐ ☐	Proxies will be voted at the discretion of the persons named in this Proxy on any other matter that may properly come before the meeting or any postponement(s) or adjournments(s) thereof.

					For address changes and/or comments, please check this box and write them on the back where indicated.			☐

					Please indicate if you plan to attend this meeting.	☐	☐
						Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other representative, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

E01097-P75448-Z67694

THE MACERICH COMPANY

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 26, 2016

The undersigned stockholder(s) of The Macerich Company, a Maryland corporation (the “Company”), hereby appoint(s) Thomas E. O’Hern and Thomas J. Leanse, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California on May 26, 2016 at 10:00 a.m. local time, and at any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any postponement(s) or adjournment(s) thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director in Proposal 1 and “FOR” Proposals 2, 3 and 4, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side